As filed with the Securities and Exchange Commission on December 13, 2013

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

MONROE CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

311 South Wacker Drive, Suite 6400

Chicago, Illinois 60606

(Address of Principal Executive Offices)

(312) 258-8300

(Registrant’s Telephone Number, including Area Code)

Theodore L. Koenig

Chief Executive Officer

311 South Wacker Drive, Suite 6400

Chicago, Illinois 60606

(Name and Address of Agent for Service)

WITH COPIES TO:

Jonathan H. Talcott

Janis F. Kerns

Nelson Mullins Riley & Scarborough LLP

101 Constitution Avenue, NW, Suite 900

Washington, DC 20001

Telephone: (202) 712-2806

Facsimile: (202) 712-2856

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c)

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value(2)	$	$	$	$
Preferred Stock, $0.001 par value(2)
Warrants(2)
Subscription Rights(3)
Debt Securities(4)
Total	$		$$200,000,000(5)	$25,760

(1)	Estimated pursuant to Rule 457 solely for the purposes of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)	Subject to Note 5 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock, or warrants as may be sold, from time to time. Warrants represent rights to purchase common stock, preferred stock or debt securities.

(3)	Subject to Note 5 below, there is being registered hereunder an indeterminate number of subscription rights as may be sold, from time to time, representing rights to purchase common stock.

(4)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $200,000,000.

(5)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $200,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS	December 13, 2013

$200,000,000

Monroe Capital Corporation

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

We are a specialty finance company focused on providing financing primarily to lower middle-market companies in the United States and Canada. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities are often referred to as “high yield” or “junk.” In addition, many of the debt securities we hold do not fully amortize prior to maturity, which heightens the risk that we may lose all or a part of our investment.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $200,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus.

We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On July 9, 2013, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of twelve months subject to certain conditions. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Risk Factors” and “Sales of Common Stock Below Net Asset Value.”

Monroe Capital BDC Advisors, LLC serves as our investment advisor. Monroe Capital Management Advisors, LLC serves as our administrator. Each of Monroe Capital BDC Advisors, LLC and Monroe Capital Management Advisors, LLC is affiliated with Monroe Capital, LLC, a leading lender to middle-market companies.

Our common stock is listed on The Nasdaq Global Market under the symbol “MRCC.” Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. On December 12, 2013, the last reported sale price of our stock on The Nasdaq Global Market was $11.75 per share. Our net asset value as of September 30, 2013 was $14.01 per share.

An investment in our common stock is subject to risks, including a risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. We are an “emerging growth company” under the federal securities laws and will be subject to reduced public company reporting requirements. See “Risk Factors” beginning on page 12 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

This prospectus and the accompanying prospectus supplement, if any, contain important information you should know before investing. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations, by calling us collect at (312) 258-8300, or on our website at www.monroecapitalbdc.com. The SEC also maintains a website at http://www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is                 , 2013

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $200,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

ii

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read this entire prospectus carefully, including, in particular, the more detailed information set forth under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

As used in this prospectus, except as otherwise indicated, the terms:

•	“we,” “us” and “our” refer to Monroe Capital Corporation, a Maryland corporation;
•	MC Advisors refers to Monroe Capital BDC Advisors, LLC, our investment advisor and a Delaware limited liability company;
•	MC Management refers to Monroe Capital Management Advisors, LLC, our administrator and a Delaware limited liability company;
•	Monroe Capital refers to Monroe Capital LLC, a Delaware limited liability company, and its subsidiaries and affiliates; and
•

Monroe SBIC refers to Monroe Capital Corporation SBIC, LP, our wholly-owned subsidiary that has applied for a small business investment company license from the United States Small Business Administration.

Monroe Capital Corporation

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and that has elected to be treated as a regulated investment company, or RIC, for tax purposes under the U.S. Internal Revenue Code of 1986, as amended, or the Code, commencing with our taxable year ended December 31, 2012. We provide customized financing solutions to lower middle-market companies in the United States and Canada focused primarily on senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock and warrants.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche (a combination of senior secured debt and junior secured debt under the same facility) and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies. We believe that our primary focus on lending to lower middle-market companies offers several advantages as compared to lending to larger companies, including more attractive economics, lower leverage, more comprehensive and restrictive covenants, more expansive events of default, relatively small debt facilities that provide us with enhanced influence over our borrowers, direct access to borrower management and improved information flow.

In this prospectus, the term “middle-market” generally refers to companies having annual revenue of between $20 million and $500 million and/or annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $3 million and $50 million. Within the middle-market, we consider companies having annual revenues of less than $250 million and/or EBITDA of less than $25 million to be in the “lower middle-market.”

Our Investment Advisor

Our investment activities are managed by our investment advisor, MC Advisors. MC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and their private equity sponsors, analyzing investment opportunities, structuring our investments and managing our investments and portfolio companies on an ongoing basis. MC Advisors was organized in February 2011 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Under the investment advisory and management agreement with MC Advisors, or the Investment Advisory Agreement, we pay MC Advisors a base management fee and an incentive fee for its services. See “Management and Other Agreements—Investment Advisory Agreement—Management Fee” for a discussion of the base management fee and incentive fee payable by us to MC Advisors. While not expected to review or approve each investment, our independent directors will periodically review MC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

MC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Monroe Capital’s investment professionals. The senior management team of Monroe Capital, including Theodore L. Koenig and Aaron D. Peck, provides investment services to MC Advisors pursuant to a staffing agreement, or the Staffing Agreement, between MC Management, an affiliate of Monroe Capital, and MC Advisors. Messrs. Koenig and Peck have developed a broad network of contacts within the investment community and average more than 20 years of experience investing in debt and equity securities of lower middle-market companies. In addition, Messrs. Koenig and Peck have extensive experience investing in assets that constitute our primary focus and have expertise in investing throughout all periods of the economic cycle. MC Advisors is an affiliate of Monroe Capital and is supported by 20 experienced investment professionals of Monroe Capital under the terms of the Staffing Agreement. Monroe Capital’s core team of investment professionals has an established track record in sourcing, underwriting, executing and monitoring transactions. From Monroe Capital’s formation in 2004, through September 30, 2013, Monroe Capital’s investment professionals invested in over 500 loan and related investments with an aggregate principal value of over $2.0 billion.

In addition to their roles with Monroe Capital and MC Advisors, Messrs. Koenig and Peck serve as our interested directors. Mr. Koenig has more than 25 years of experience in structuring, negotiating and closing transactions on behalf of asset-backed lenders, commercial finance companies, financial institutions and private equity investors at organizations including Monroe Capital, which Mr. Koenig founded in 2004, and Hilco Capital LP, where he led investments in over 30 companies in the lower middle-market. Mr. Peck has more than 18 years of public company management, leveraged finance and commercial lending experience at organizations including Deerfield Capital Management LLC, Black Diamond Capital Management LLC and Salomon Smith Barney Inc. See “Management—Biographical Information—Interested Directors.”

Messrs. Koenig and Peck are joined on the investment committee of MC Advisors by Michael J. Egan and Jeremy T. VanDerMeid, each of whom is a senior investment professional at Monroe Capital. Mr. Egan has more than 20 years of experience in commercial finance, credit administration and banking at organizations including Hilco Capital, The CIT Group/Business Credit, Inc., The National Community Bank of New Jersey (The Bank of New York) and KeyCorp. Mr. VanDerMeid has more than 12 years of lending and corporate finance experience at organizations including Morgan Stanley Investment Management, Dymas Capital Management Company, LLC and Heller Financial. See “Management—Biographical Information—Investment Committee.”

About Monroe Capital

Monroe Capital, a Delaware limited liability company that was founded in 2004, is a leading lender to middle-market companies. As of October 1, 2013, Monroe Capital had approximately $1.3 billion in assets under management. Monroe Capital has maintained a continued lending presence in the lower middle-market throughout the most recent economic downturn. The result is an established lending platform that we believe generates consistent primary and secondary deal flow from a network of proprietary relationships and additional deal flow from a diverse portfolio of over 170 current investments. From Monroe Capital’s formation in 2004 through September 30, 2013, Monroe Capital’s investment professionals invested in over 500 loans and related investments with an aggregate principal value of over $2.0 billion. The senior investment team of Monroe Capital averages more than 20 years of experience and has developed a proven investment and portfolio management process that has performed through multiple market cycles. In addition, Monroe Capital’s investment professionals are supported by administrative and back-office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Market Opportunity

We invest primarily in senior, unitranche and junior secured debt issued to lower middle-market companies in the United States and, to a lesser extent and in accordance with the limitations on foreign investments in the 1940 Act, Canada. We believe that U.S. and Canadian lower middle-market companies comprise a large, growing and fragmented market that offers attractive financing opportunities. We believe that there exists a large number of prospective lending opportunities for lenders, which should allow us to generate substantial investment opportunities and build an attractive portfolio of investments. See “Business.”

Investment Strategy

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation primarily through investments in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity. We also seek to invest opportunistically in attractively priced, broadly syndicated loans, which should enhance our geographic and industry portfolio diversification and increase our portfolio’s liquidity. To achieve our investment objective, we utilize the following investment strategy:

Attractive Current Yield. We believe our sourcing network allows us to enter into transactions with attractive yields and investment structures. Based on current market conditions and our pipeline of new investments, we expect our target senior and unitranche secured debt to have an average maturity of three to five years and interest rates of 9% to 15%, and we expect our target junior secured debt and unsecured subordinated debt to have an average maturity of four to seven years and interest rates of 12% to 17%. In addition, based on current market conditions and our pipeline of new investments, we expect that our target debt investments will typically have a variable coupon (with a LIBOR floor), will typically receive upfront closing fees of 1% to 4% and may include payment-in-kind, or PIK, interest. We may also receive warrants or other forms of upside equity participation. Our transactions are generally secured and supported by a lien on all assets and/or a pledge of company stock in order to provide priority of return and to influence any corporate actions. Although we expect to enter into transactions with the characteristics described in this paragraph, we cannot assure you that we will be able to enter into transactions on these terms or at all.

Sound Portfolio Construction. We strive to exercise discipline in portfolio creation and management and to implement effective governance throughout our business. Monroe Capital has been, and MC Advisors, which is comprised by substantially the same investment professionals who have operated Monroe Capital, is, and we believe will continue to be, conservative in the underwriting and structuring of covenant packages in order to enable early intervention in the event of weak financial performance by a portfolio company. We seek to pursue lending opportunities selectively and to maintain a diversified portfolio. We believe that exercising disciplined portfolio management through continued intensive account monitoring and timely and relevant management reporting allows us to mitigate risks in our debt investments. In addition, we have implemented rigorous governance processes through segregation of duties, documented policies and procedures and independent oversight and review of transactions, which we believe helps us to maintain a low level of non-performing loans. We believe that Monroe Capital’s proven process of thorough origination, conservative underwriting, due diligence and structuring, combined with careful account management and diversification, enabled it to protect investor capital, and we believe MC Advisors follows and will follow the same philosophy and processes in originating, structuring and managing our portfolio investments.

Predictability of Returns. Beyond conservative structuring and protection of capital, we seek a predictable exit from our investments. We seek to invest in situations where there are a number of potential exit options, including rapid amortization and excess cash-flow recapture resulting in full repayment or a modest refinance. We seek to structure the majority of our transactions as secured loans with a covenant package that provides for full or partial repayment upon the completion of asset sales and restructurings. Because we seek to structure these transactions to provide for contractually determined, periodic payments of principal and interest, we are less likely to depend on merger and acquisition activity or public equity markets to exit our debt investments. As a result, we believe that we can achieve our target returns even in a period when public markets are depressed.

Competitive Strengths

We believe that we represent an attractive investment opportunity for the following reasons:

Deep, Experienced Management Team. We are managed by MC Advisors, which has access through the Staffing Agreement to Monroe Capital’s experienced team comprised of 40 professionals, including six senior partners that average more than 20 years of direct lending experience. We are led by our Chairman and Chief Executive Officer, Theodore L. Koenig, and Aaron D. Peck, our Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer. This extensive experience includes the management of investments with borrowers of varying credit profiles and transactions completed in all phases of the credit cycle. Monroe Capital’s senior investment professionals provide us with a difficult-to-replicate sourcing network and a broad range of transactional, financial, managerial and investment skills. This expertise and experience is supported by administrative and back office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. From Monroe Capital’s formation in 2004 through September 30, 2013, Monroe Capital’s investment professionals invested in more than 500 loan and related investments with an aggregate principal value of over $2.0 billion.

Differentiated Relationship-Based Sourcing Network. We believe Monroe Capital’s senior investment professionals benefit from extensive relationships with commercial banks, private equity firms, financial intermediaries, management teams and turn-around advisors. We believe that this broad sourcing network differentiates us from our competitors and offers us a diversified origination approach that does not rely on a single channel and offers us consistent deal flow throughout the economic cycle. We also believe that this broad network allows us to originate a substantial number of non-private equity-sponsored investments.

Extensive Institutional Platform for Originating Middle-Market Deal Flow. Monroe Capital’s broad network of relationships and significant origination resources enable us to review numerous lending opportunities, permitting us to exercise a high degree of selectivity in terms of loans to which we ultimately commit. Monroe Capital estimates that it will review approximately 1,800 investment opportunities during 2013.

Monroe Capital’s over 500 previously executed transactions, over 170 of which are with current borrowers, offer us another source of deal flow, as these debt investments reach maturity or seek refinancing. As of September 30, 2013, Monroe Capital had a pipeline of over 150 transactions for an aggregate potential deal volume of greater than $3.0 billion for all funds under management. We are also positioned to benefit from Monroe Capital’s established brand name, strong track record in partnering with industry participants and reputation for closing deals on time and as committed. Monroe Capital’s senior investment professionals are complemented by extensive experience in capital markets transactions, risk management and portfolio monitoring.

Disciplined, “Credit-First” Underwriting Process. Monroe Capital has developed a systematic underwriting process that applies a consistent approach to credit review and approval, with a focus on evaluating credit first and then appropriately assessing the risk-reward profile of each loan. MC Advisors’ assessment of credit outweighs pricing and other considerations, as we seek to minimize potential credit losses through effective due diligence, structuring and covenant design. MC Advisors seeks to customize each transaction structure and financial covenant to reflect risks identified through the underwriting and due diligence process. We also seek to actively manage our origination and credit underwriting activities through personal visits and calls on all parties involved with an investment, including the management team, private equity sponsor, if any, or other lenders.

Established Credit Risk Management Framework. We seek to manage our credit risk through a well-defined portfolio strategy and credit policy. In terms of credit monitoring, MC Advisors assigns each loan to a particular portfolio management professional and maintains an internal credit rating analysis for all loans. MC Advisors then employs ongoing review and analysis, together with monthly investment committee meetings to review the status of certain complex and challenging loans and a comprehensive quarterly review of all loan transactions. MC Advisors’ investment professionals also have significant turnaround and work-out experience, which gives them perspective on the risks and possibilities throughout the entire credit cycle. We believe this careful approach to investment and monitoring enables us to identify problems early and gives us an opportunity to assist borrowers before they face difficult liquidity constraints. By anticipating possible negative contingencies and preparing for them, we believe that we diminish the probability of underperforming assets and loan losses.

Credit Facility

On October 23, 2012, we entered into a credit facility with ING Capital LLC, or the Lender, as agent. The credit facility currently consists of a revolving line of credit equal to $95.0 million, which may be increased to up to $100.0 million pursuant to an accordion feature.

We may make draws under the revolver from time-to-time during the first three years of the loan (through October 2015) to make or purchase additional investments or for general working capital purposes until the maturity date of the credit facility, or the earliest to occur of (a) October 21, 2016, subject to extension as mutually agreed by us and the Lender, (b) the termination of the facility in accordance with its terms or (c) any other date mutually agreed to by us and the Lender. Substantially all of our assets are pledged as collateral under the revolving credit facility. The material terms of the credit facility are as follows:

•

total borrowing capacity currently equal to $95.0 million and up to $100.0 million pursuant to an accordion feature, subject to, among other things, availability under a defined borrowing base, which varies based on our portfolio characteristics and certain eligibility criteria and concentration limits, as well as valuation methodologies;

•

an interest rate equal to, at our election, (a) LIBOR plus 3.75% per annum or (b) a fluctuating daily rate equal to 2.75% per annum plus the greater of the prime rate, the federal funds rate plus 0.5% or three-month LIBOR plus 1.0%; and

•	customary financial covenants and negative covenants and events of default.

As of September 30, 2013, we had $53.5 million outstanding under our revolving credit facility and availability of $41.5 million.

Monroe SBIC

On September 16, 2013, we commenced operations of a new wholly-owned subsidiary, Monroe SBIC, also managed by the Advisor. We have submitted an application on behalf of Monroe SBIC to the SBA to obtain a license for Monroe SBIC to become a Small Business Investment Company (“SBIC”) subsidiary under Section 301(c) of the Small Business Investment Act of 1958, as amended. On July 2, 2013, we announced the receipt of a green light letter from the SBA inviting Monroe SBIC to continue its application process to obtain a license to operate as an SBIC subsidiary. If approved, the license would provide us with an incremental source of attractive long-term capital through the use of SBA debentures. This would be the second SBIC license held by affiliates of Monroe Capital LLC. However, receipt of a green light letter from the SBA does not assure an applicant that the SBA will ultimately issue an SBIC license and we have received no assurance or indication from the SBA that Monroe SBIC will receive an SBIC license, or of the timeframe in which Monroe SBIC would receive a license, should one ultimately be granted.

We have applied to apply for exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities for the purposes of the 200% asset coverage ratio we are required to maintain under the 1940 Act in the event that our SBIC subsidiary receives an SBIC license from the SBA.

Operating and Regulatory Structure

Our investment activities are managed by MC Advisors under the direction of our board of directors, a majority of whom are independent of us, MC Advisors and our and its respective affiliates.

As a business development company, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of notes, other borrowings and shares of preferred stock, our ability to use leverage is limited in significant respects. See “Regulation.” Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a business development company will affect our ability to and the way in which we raise additional capital.” and “Risk Factors—Risks Relating to our Business and Structure—If we use borrowed funds to make investments or fund our business operations, we will be exposed to risks typically associated with leverage which will increase the risk of investing in us.”

Also, as a business development company, we are generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (a) private domestic operating companies, (b) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., The Nasdaq Global Market) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (c) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation.” Additionally, to the extent we invest in the securities of companies domiciled in or with their principal places of business outside of the United States, we seek to limit those investments to companies domiciled or with their principal place of business in Canada. Any investments in Canadian companies will not be qualifying assets, meaning that in accordance with the 1940 Act, we cannot invest more than 30% of our assets in Canadian securities and other non-qualifying assets.

We have elected to be treated for U.S. federal income tax purposes as a RIC under the Code. In order to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations.”

Conflicts of Interests

Subject to certain 1940 Act restrictions on co-investments with affiliates, MC Advisors has agreed to offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers are subject to the exception that, in accordance with MC Advisors’ conflict of interest and allocation policies, we might not participate in each individual opportunity but are entitled, on an overall basis, to participate equitably with other entities sponsored or managed by MC Advisors and its affiliates.

Affiliates of MC Advisors manage other assets in various structures, including a closed-end fund, a small business investment company and a private fund that also have an investment strategy focused primarily on senior, unitranche, and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity to lower middle-market companies. In addition, MC Advisors and/or its affiliates may manage other entities in the future with an investment strategy that has the same or similar focus as ours. To the extent we compete with entities managed by MC Advisors or any of its affiliates for a particular investment opportunity, MC Advisors seeks to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Advisers Act and (c) MC Advisors’ internal conflict of interest and allocation policies.

MC Advisors and/or its affiliates may in the future sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies, and MC Advisors has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. MC Advisors seeks to ensure an equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by MC Advisors and its affiliates. When we invest alongside such other accounts as permitted, such investments will be made consistent with MC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our board of directors, including a majority of our independent directors. The allocation policy provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including a majority of our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods.

We and MC Advisors have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by MC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We cannot assure you that this application for exemptive relief will be granted by the SEC, or that, if granted, it would be on the same terms requested by us. See “Related-Party Transactions and Certain Relationships.”

Corporate History and Information

We were incorporated under the laws of Maryland on February 9, 2011. Our principal executive offices are located at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, and our telephone number is (312) 258-8300. Our corporate website is located at www.monroecapitalbdc.com. Information on our website is not incorporated into or a part of this prospectus.

Implications of Being an Emerging Growth Company

As a company with less than $1.0 billion in revenue during our last fiscal year, we qualify as an “emerging growth company” as defined in the Jumpstart our Business Startups Act of 2012, or the JOBS Act. An emerging growth company may take advantage of specified reduced reporting requirements and is relieved of certain other significant requirements that are otherwise generally applicable to public companies. As an emerging growth company:

•	we will present only two years of audited financial statements and only two years of related Management’s Discussion & Analysis of Financial Condition and Results of Operations;
•	we are exempt from the requirement to obtain an attestation and report from our auditors on the assessment of our internal control over financial reporting pursuant to the Sarbanes-Oxley Act of 2002;
•	we are not required to give our stockholders non-binding advisory votes on executive compensation or golden parachute arrangements; and
•	we have elected to use an extended transition period for complying with new or revised accounting standards.

We may take advantage of these provisions until December 31, 2017 or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.0 billion in annual revenues, have more than $700 million in market value of our common stock held by non-affiliates or issue more than $1.0 billion of non-convertible debt over a three-year period.

Risk Factors

The value of our assets, as well as the market price of our shares will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. See “Risk Factors” beginning on page 12 of this prospectus for a more detailed discussion of the material risks you should carefully consider before deciding to invest in our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and actual amounts and percentages may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” “the Company” or “Monroe Capital Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Monroe Capital Corporation.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—%	(1)
Offering expenses (as a percentage of offering price)	—%	(2)
Dividend reinvestment plan expenses	—%	(3)

Total stockholder transaction expenses (as a percentage of offering price)	—%

Estimated annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.49%	(4)
Incentive fees payable under the Investment Advisory Agreement (20%)	0.00%	(5)
Interest payments on borrowed funds	2.11%	(6)
Other expenses (estimated)	2.13%	(7)

Total annual expenses (estimated)	6.73%	(8)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.” See “Dividend Reinvestment Plan.”

(4)	Our base management fee is 1.75% of our total assets (which includes assets purchased with borrowed amounts but does not include cash and cash equivalents). For the purposes of this table, we have assumed that the base management fee will remain at 1.75% as set forth in the Investment Advisory Agreement. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to the Investment Advisory Agreement generally must be submitted to our stockholders for approval. The “base management fee” percentage is calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies, because common stockholders bear all of this cost. The base management fee in the table above assumes average net assets of $112.8 million, total assets of $203.8 million and cash of $31.8 million as of September 30, 2013. See “Management and Other Agreements—Investment Advisory Agreement.”

(5)

We may have capital gains and interest income that could result in the payment of an incentive fee to our investment advisor. However, the incentive fee payable to our investment advisor is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed an incentive fee of 0.0% in this chart. During the three months ended September 30, 2013 we did not accrue an incentive fee based on pre-incentive fee net investment income. The pre-incentive fee net investment income incentive fee is payable quarterly. During the three months ended September 30, 2013 we accrued capital gains incentive fees of $37 thousand, including accruals related to unrealized gains. No such fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized.

The incentive fee consists of two parts:

The first part of the incentive fee, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2% quarterly (8% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, MC Advisors receives no incentive fee until our net investment income equals the hurdle rate of 2% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, MC Advisors will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the MC Advisors to surpass the hurdle rate and receive an incentive fee based on net investment income. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our preincentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters.

The second part of the incentive fee, payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the fiscal year, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. We will accrue (but not pay) an expense for potential payment of capital gain incentive fees with respect to any unrealized appreciation on our portfolio.

See “Management and Other Agreements—Investment Advisory Agreement.”

(6)	As of September 30, 2013, we had total borrowings of $62.2 million and net assets of $140.1 million. For the quarter ended September 30, 2013, we had interest expense of $0.6 million. As of September 30, 2013, the weighted average interest rate of our revolving credit facility (excluding debt issuance costs) was 4.2%.

(7)	Includes our estimated overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by MC Management, which is capped in each quarter through the quarter ended December 31, 2013 at the greater of (i) 0.375% of average assets for such quarter and (ii) $375,000. See “Management and Other Agreements—Administration Agreement.” “Other expenses” are based on estimated amounts for the current fiscal year.

(8)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. We calculate the “total annual expenses” percentage as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been purchased with borrowed amounts. If the “total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “total annual expenses” would be 4.31% of consolidated total assets. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of total assets after such borrowing. We have included our estimated leverage expenses (consistent with the assumptions in footnote (7)) for the twelve months following this offering in “total annual expenses.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$61	$202	$336	$673

This table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement is not included in the example as we would not pay an incentive fee if we have a 5% annual return. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash distribution, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and any applicable prospectus supplement, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited operating history as a business development company and a RIC, and MC Advisors has limited experience managing a business development company or a RIC; we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

We were incorporated in February 2011 and have a limited operating history as a stand-alone entity. Because of our limited operating history, we have limited historical results of operations on which you might otherwise rely for evaluating our business, results of operations and prospects. You should evaluate our business, results of operations and prospects in light of the risks and difficulties we may encounter, including the risk that we will not achieve our investment objective.

Prior to our initial public offering in October 2012, we had not operated as a business development company or qualified to be treated as a RIC, and MC Advisors had not previously managed us or any business development company or RIC. As a result, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. We are subject to the business risks and uncertainties associated with recently formed entities of these types, including the risk that we will not achieve our investment objective, or that we will not maintain our qualification to be treated as a RIC, and that the value of your investment could decline substantially.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to other investment vehicles managed by affiliates of MC Advisors. Business development companies are required, for example, to invest at least 70% of their total assets in qualifying assets, which generally include securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business. Moreover, qualification for treatment as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. None of us, MC Advisors or any of our or their respective affiliates has any experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We depend upon MC Advisors’ senior management for our success, and upon its access to the investment professionals of Monroe Capital and its affiliates.

We do not have any internal management capacity or employees. We depend on the investment expertise, skill and network of business contacts of the senior investment professionals of MC Advisors, who evaluate, negotiate, structure, execute, monitor and service our investments in accordance with the terms of the Investment Advisory Agreement. Our success depends to a significant extent on the continued service and coordination of the senior investment professionals of MC Advisors, particularly Messrs. Koenig, Peck, Egan and VanDerMeid. Messrs. Koenig, Peck, Egan and VanDerMeid may have other demands on their time now and in the future, and we cannot assure you that they will continue to be actively involved in our management. Each of these individuals is an employee of MC Management and is not subject to an employment contract. The departure of any of these individuals or competing demands on their time in the future could have a material adverse effect on our ability to achieve our investment objective.

We expect that MC Advisors will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that MC Advisors’ senior investment professionals will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with Monroe Capital and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio or achieve our investment objective. In addition, individuals with whom Monroe Capital’s senior investment professionals have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.

MC Advisors, an affiliate of Monroe Capital, provides us with access to Monroe Capital’s investment professionals. MC Advisors also depends upon Monroe Capital to obtain access to deal flow generated by the investment professionals of Monroe Capital and its affiliates. The Staffing Agreement provides that MC Management will make available to MC Advisors experienced investment professionals and access to the senior investment personnel of Monroe Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to this Staffing Agreement and cannot assure you that MC Management will fulfill its obligations under the agreement. Furthermore, the Staffing Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. If MC Management fails to perform or terminates the agreement, we cannot assure you that MC Advisors will enforce the Staffing Agreement or that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of Monroe Capital and its affiliates or their information and deal flow.

The investment committee that oversees our investment activities is provided by MC Advisors under the Investment Advisory Agreement. MC Advisors’ investment committee consists of Messrs. Koenig, Peck, Egan and VanDerMeid. The loss of any member of MC Advisors’ investment committee or of other Monroe Capital senior investment professionals would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships with financial institutions, sponsors and investment professionals. Any inability of MC Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon the senior investment professionals of MC Advisors to maintain their relationships with financial institutions, sponsors and investment professionals, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the senior investment professionals of MC Advisors fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the senior investment professionals of MC Advisors have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our financial condition and results of operation depend on our ability to manage our business effectively.

Our ability to achieve our investment objective and grow depends on our ability to manage our business. This depends, in turn, on MC Advisors’ ability to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives depends upon MC Advisors’ execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. MC Advisors has substantial responsibilities under the Investment Advisory Agreement. The senior origination professionals and other personnel of MC Advisors and its affiliates may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. Our results of operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies, it could negatively impact our ability to pay dividends or other distributions and you may lose all or part of your investment.

There may be conflicts related to obligations that MC Advisors’ senior investment professionals and members of its investment committee have to other clients.

The senior investment professionals and members of the investment committee of MC Advisors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts or other investment vehicles sponsored or managed by MC Advisors or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. For example, Messrs. Koenig, Egan and VanDerMeid have and will continue to have, and Mr. Peck may have, management responsibilities for other investment funds, accounts or other investment vehicles sponsored or managed by affiliates of MC Advisors. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. MC Advisors seeks to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy.

Affiliates of MC Advisors manage other assets in a closed-end fund, a small business investment company and a private fund that also have an investment strategy focused primarily on senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt to lower middle-market companies. None of these funds is registered with the SEC. In addition, although we are currently the only entity managed by MC Advisors, MC Advisors and/or its affiliates may manage other entities in the future with an investment strategy that has the same or similar focus as ours.

Monroe Capital and its affiliates seek to allocate investment opportunities among eligible accounts made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including our independent directors. It is the policy of Monroe Capital and its affiliates to base the determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures which require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

MC Advisors or its investment committee may, from time to time, possess material nonpublic information, limiting our investment discretion.

The managing members and the senior origination professionals of MC Advisors and the senior professionals and members of MC Advisors’ investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have a material adverse effect on us.

Our incentive fee structure may create incentives for MC Advisors that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we pay management and incentive fees to MC Advisors. Management fees are based on our total assets (which include assets purchased with borrowed amounts but exclude cash and cash equivalents). As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our total assets, including assets purchased with borrowed amounts but excluding cash and cash equivalents, MC Advisors benefits when we incur debt or otherwise use leverage. This fee structure may encourage MC Advisors to cause us to borrow money to finance additional investments or to maintain leverage when it would otherwise be appropriate to pay off our indebtedness. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor our stockholders. Our board of directors is charged with protecting our interests by monitoring how MC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each investment, our independent directors periodically review MC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, MC Advisors or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The part of the incentive fee payable to MC Advisors that relates to our net investment income is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for MC Advisors to the extent that it may encourage MC Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. MC Advisors may have an incentive to invest in PIK interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because MC Advisors is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued. In addition, the part of the incentive fee payable to MC Advisors that relates to our net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Any net investment income incentive fee would not be subject to repayment.

Our incentive fee may induce MC Advisors to make certain investments, including speculative investments.

MC Advisors receives an incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, MC Advisors may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The Investment Advisory Agreement with MC Advisors and the Administration Agreement with MC Management were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third-party.

We negotiated the Investment Advisory Agreement and the Administration Agreement with related parties. Consequently, their terms, including fees payable to MC Advisors, may not be as favorable to us as if they had been negotiated with an unaffiliated third-party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with MC Advisors and MC Management. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by MC Advisors or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, co-invest with MC Advisors and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that MC Advisors, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also co-invest with MC Advisors’ other clients as otherwise permissible under regulatory guidance, applicable regulations and MC Advisors’ allocation policy, which the investment committee of MC Advisors maintains in writing. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, is offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our board of directors, including our independent directors. The allocation policy further provides that allocations among us and these other accounts are generally made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors. It is our policy to base our determinations as to the amount of capital available for investment based on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other funds managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other MC Advisors clients, MC Advisors must decide which client will proceed with the investment. MC Advisors makes these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we are unable to invest in any issuer in which a fund managed by MC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the majority of the members of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain “joint transactions” between entities that share a common investment adviser.

We and MC Advisors have submitted an application for exemptive relief from the SEC to permit us to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by MC Advisors or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and other funds managed by MC Advisors and its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief seeks an exemptive order permitting us to invest with funds managed by MC Advisors or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. There can be no assurance that we will obtain exemptive relief or that if we do obtain such relief it will be obtained on the terms we have outlined in our request. We expect that such exemptive relief permitting co-investments, if granted, would apply only if our independent directors review and approve each co-investment.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

We compete with a number of specialty and commercial finance companies to make the types of investments that we make in middle-market companies, including business development companies, traditional commercial banks, private investment funds, regional banking institutions, small business investment companies, investment banks and insurance companies. Additionally, with increased competition for investment opportunities, alternative investment vehicles such as hedge funds may seek to invest in areas they have not traditionally invested in or from which they had withdrawn during the economic downturn, including investing in middle-market companies. As a result, competition for investments in lower middle-market companies has intensified, and we expect that trend to continue. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, however, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the lower middle-market is underserved by traditional commercial and investment banks, and generally has less access to capital. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms.

Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

We will be subject to corporate-level federal income tax if we are unable to qualify or maintain qualification as a RIC under Subchapter M of the Code.

We have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ending December 31, 2012 and for succeeding tax years; however, no assurance can be given that we will be able to qualify for and maintain RIC status. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed to our stockholders, we must meet certain requirements, including source-of-income, asset diversification and distribution requirements. The annual distribution requirement applicable to RICs is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. In addition, we will be subject to a 4% nondeductible federal excise tax to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar year basis. To the extent we use debt financing, we will be subject to certain asset coverage ratio requirements under the 1940 Act and may be subject to financial covenants under loan and credit agreements, each of which could, under certain circumstances, restrict us from making annual distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify and maintain our qualification for the tax benefits available to RICs and, thus, may be subject to corporate-level federal income tax on our entire taxable income without regard to any distributions made by us. To qualify and maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

An extended continuation of the disruption in the capital markets and the credit markets could negatively affect our business.

As a business development company, it will be necessary for us to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Since the middle of 2007, the capital markets and the credit markets have experienced periods of extreme volatility and disruption and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

We access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to pursue new business opportunities and grow our business. In addition, we are required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to qualify for the tax benefits available to RICs. As a result, these earnings will not be available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which may have an adverse effect on the value of our securities.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as original issue discount and PIK interest. If we pay a net investment income incentive fee on interest that has been accrued, but not yet received in cash, it will increase the basis of our investment in that loan, which will reduce the capital gain incentive fee that we would otherwise pay in the future. Nevertheless, if we pay a net investment income incentive fee on interest that has been accrued but not yet received, and if that portfolio company defaults on such a loan, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible.

Because we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirements applicable to RICs. In such a case, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations and sourcings to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify for the tax benefits available to RICs and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a business development company to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of total assets less all liabilities and indebtedness not represented by senior securities, immediately after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of securities could dilute the percentage ownership of our current stockholders in us.

No person or entity from which we borrow money will have a veto power or a vote in approving or changing any of our fundamental policies. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock.

As a business development company, we generally are not able to issue our common stock at a price below net asset value per share without first obtaining the approval of our stockholders and our independent directors. This requirement does not apply to stock issued upon the exercise of options, warrants or rights that we may issue from time to time. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution. We have stockholder approval to issue our common stock below net asset value, through July 9, 2014. We intend to seek further stockholder approval to sell shares below net asset value in the future.

We maintain a credit facility and may use other borrowed funds to make investments or fund our business operations, which exposes us to risks typically associated with leverage and increases the risk of investing in us.

We may borrow money, including through the issuance of debt securities or preferred stock, to leverage our capital structure, which is generally considered a speculative investment technique. As a result:

•

our common stock is exposed to an increased risk of loss because a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use leverage;

•

if we do not appropriately match the assets and liabilities of our business, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•

our ability to pay distributions on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such distributions;

•	any credit facility is subject to periodic renewal by its lenders, whose continued participation cannot be guaranteed;

•

our credit facility with ING Capital LLC is, and any other credit facility we may enter into would be, subject to various financial and operating covenants, including that our portfolio of investments satisfies certain eligibility and concentration limits as well as valuation methodologies;

•	such securities would be governed by an indenture or other instrument containing covenants restricting our operating flexibility;

•	we bear the cost of issuing and paying interest or distributions on such securities, which costs are entirely borne by our common stockholders; and

•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common stock.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses) (1)
	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder (2)	-20.0%	-11.4%	-2.9%	5.7%	14.3%

(1)	The assumed return on our portfolio is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.

(2)	Assumes $240.0 million in total assets, $100.0 million in debt outstanding, $140.0 million in net assets and an average cost of funds of 4.0%.

Pending legislation may allow us to incur additional leverage.

Under the 1940 Act, as a business development company we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200%. On June 8, 2012, legislation was introduced in the U.S. House of Representatives intended to revise certain regulations applicable to business development companies. On November 14, 2013 the U.S. House of Representatives’ Financial Services Committee reported a revised version of the legislation favorable for consideration by the full U.S. House of Representatives. This legislation, among other things, provides for increasing the amount business development companies may borrow by reducing the asset-to-debt limitation from 200% to 150%. As a result, if this or similar legislation were to pass, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in shares of our common stock may increase.

We are subject to risks associated with our credit facility.

Our credit facility imposes certain conditions that may limit the amount of our distributions to stockholders. Distributions payable in our common stock under our Dividend Reinvestment Plan are not limited by the credit facility. Distributions in cash or property other than our common stock are limited to 110% (125% in certain instances) of the amount of distributions required to maintain our status as a RIC. We are required under the credit facility to maintain our status as a RIC.

The credit facility requires us to comply with certain financial and operational covenants, including asset and interest coverage ratios, a minimum net worth and minimum number of portfolio investments. For example, the credit facility requires that we maintain an asset coverage ratio of at least 2.25 to 1 at all times and a consolidated interest coverage ratio of at least 2.50 to 1 as of the last day of any fiscal quarter. We may need to divert cash to pay the lenders in amounts sufficient to cause these tests to be satisfied. Our compliance with these covenants depends on many factors, some of which, such as current market conditions, are beyond our control.

Our ability to sell our investments is also limited under the credit facility. The sale of any portfolio investment may not cause our covered debt amount to exceed our borrowing base. As a result, there may be times or circumstances during which we are unable to sell investments, pay distributions or take other actions that might be in our best interests.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with issuances of equity and long-term debt securities. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to MC Advisors.

We will be exposed to risks associated with changes in interest rates.

Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net investment income while an increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and increase our interest expense, thereby decreasing our net income. An increase in interest rates available to investors could also make investment in our common stock less attractive unless we are able to increase our dividend rate. In addition, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations.

We may not be approved for an SBIC license.

We have applied to the SBA for a license for our wholly-owned subsidiary, Monroe SBIC, to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. On July 2, 2013, we announced the receipt of a “green light letter” from the SBA inviting us to continue our application process to obtain a license to form and operate an SBIC subsidiary. Following the granting of the license, Monroe SBIC will be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of Monroe SBIC. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Although we have received a “green light letter” from the SBA inviting us to continue our application process, we cannot assure you that we will be successful in receiving an SBIC license from the SBA. If we do receive an SBIC license, there is no minimum amount of SBA-guaranteed debentures that must be allocated to us.

Monroe SBIC, if licensed by the SBA, will be subject to SBA regulations.

We have received no assurance or indication from the SBA that we will receive a license, or the timeframe in which we would receive a license, should one ultimately be granted. If we are granted a license by the SBA, we will be subject to regulation by the SBA.

Under current SBA regulations, a licensed SBIC can invest in entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after U.S. federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must invest 25.0% of its capital in those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on either the number of employees or the gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in certain prohibited industries. Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA staff to determine its compliance with the relevant SBA regulations. Compliance with these SBA requirements may cause Monroe SBIC to forego attractive investment opportunities that are not permitted under the SBA regulations, and may cause Monroe SBIC to make investments it otherwise would not make in order to remain in compliance with these regulations.

Failure to comply with the SBA regulations could result in the loss of the SBIC license and the resulting inability to participate in the SBA debenture program. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. Current SBA regulations provide the SBA with certain rights and remedies if an SBIC violates their terms. Remedies for regulatory violations are graduated in severity depending on the seriousness of capital impairment or other regulatory violations. For minor regulatory infractions, the SBA issues a warning. For more serious infractions, the use of SBA debentures may be limited or prohibited, outstanding debentures can be declared to be immediately due and payable, restrictions on distributions and making new investments may be imposed and management fees may be required to be reduced. In severe cases, the SBA may require the removal of a general partner of an SBIC or its officers, directors, managers or partners, or the SBA may obtain appointment of a receiver for the SBIC.

SBA regulations limit the amount that may be borrowed from the SBA by an SBIC.

The SBA regulations currently limit the amount that is available to be borrowed by any SBIC and guaranteed by the SBA to 300.0% of an SBIC’s regulatory capital or $150.0 million, whichever is less. For two or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $225.0 million. Monroe SBIC is the second SBIC under common control of Monroe Capital, and Monroe Capital may form or acquire additional SBICs in the future. Monroe Capital’s other SBIC has $150.0 million in outstanding SBIC debentures as of September 30, 2013. If Monroe SBIC is granted an SBIC license and borrows the maximum amount from the SBA and thereafter requires additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, if Monroe SBIC is granted an SBIC license, there can be no assurance that it will continue to receive SBA debenture funding. Receipt of SBA debenture funding is dependent upon an SBIC’s continued compliance with SBA regulations and policies and the availability of funding. The amount of SBA debenture funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient SBA debenture funding available at the times desired by Monroe SBIC.

The debentures issued by Monroe SBIC to the SBA would have a maturity of ten years and bear interest semi-annually at fixed rates. Monroe SBIC would need to generate sufficient cash flow to make required debt payments to the SBA. If Monroe SBIC is unable to generate such cash flow, the SBA, as a debt holder, will have a superior claim to our assets over our stockholders in the event it liquidates or the SBA exercises its remedies under such debentures as the result of a default by Monroe SBIC.

If granted an SBIC license, Monroe SBIC, as an SBIC, will be limited in its ability to make distributions to us, which could result in us being unable to meet the minimum distribution requirements to maintain our status as a RIC.

In order to maintain our status as a RIC, we are required to distribute to our stockholders on an annual basis 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses. For this purpose, our taxable income will include the income of Monroe SBIC (and any other entities that are disregarded as separate from us for U.S. federal income tax purposes). If granted an SBIC license, Monroe SBIC’s ability to make distributions to us may be limited by the Small Business Investment Act of 1958. As a result, in order to maintain our status as a RIC, we may be required to make distributions attributable to Monroe SBIC’s income without receiving any corresponding cash distributions from it with respect to such income. We can make no assurances that Monroe SBIC will be able to make, or not be limited in making, distributions to us. If we are unable to satisfy the annual distribution requirements, we may fail to maintain our status as a RIC, which would result in the imposition of corporate-level U.S. federal income tax on our entire taxable income without regard to any distributions made by us. See “—We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code.”

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company, which would have a material adverse effect on our business, financial condition and results of operations.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation—Qualifying Assets.” We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to business development companies and possibly lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or if there is no readily available market value, at fair value as determined by our board of directors. Many of our portfolio investments may take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;

•	the enterprise value of a portfolio company;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments and its earnings and discounted cash flow;

•	the markets in which the portfolio company does business; and

•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

We expect that most of our investments (other than cash and cash equivalents) will be classified as Level 3 in the fair value hierarchy and require disclosures about the level of disaggregation along with the inputs and valuation techniques we use to measure fair value. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We employ the services of one or more independent service providers to review the valuation of these securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty in the value of our portfolio investments, a fair value determination may cause net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon one or more of our investments. As a result, investors purchasing shares of our common stock based on an overstated net asset value would pay a higher price than the value of the investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of investments will receive a lower price for their shares than the value the investment portfolio might warrant.

We adjust quarterly the valuation of our portfolio to reflect the determination of our board of directors of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of income as net change in unrealized appreciation or depreciation.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We have filed an application with the SEC requesting exemptive relief from certain provisions of the 1940 Act.

The 1940 Act prohibits certain transactions between us, Monroe Capital LLC, and our and its affiliates without first obtaining an exemptive order from the SEC. We have filed an application with the SEC requesting an SEC order exempting us, MC Advisors, MC Management and certain other affiliates of Monroe Capital from certain provisions of the 1940 Act restricting our ability to co-invest with our affiliates. In addition, we have applied for an SEC order permitting us to exclude the debt of Monroe SBIC guaranteed by the SBA from the definition of senior securities for the purposes of the 200% asset coverage ratio we are required to maintain under the 1940 Act. While the SEC has granted exemptive relief in substantially similar circumstances in the past, no assurance can be given that an exemptive order will be granted for this request. Delays and costs involved in obtaining necessary approvals may make certain transactions impracticable or impossible to consummate, and there is no assurance that any application for exemptive relief will be granted by the SEC.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we or our portfolio companies are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In particular, on July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, became law. The scope of the Dodd-Frank Act impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations over the next several months and years. The effects of the Dodd-Frank Act on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. We have begun to assess the impact of the Dodd-Frank Act on our business and operations, but at this time the impact cannot be fully ascertained with any degree of certainty.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of MC Advisors to other types of investments in which MC Advisors may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority, except as otherwise prohibited by the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. Under Maryland law, we also cannot be dissolved without prior stockholder approval except by judicial action. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the price value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

MC Advisors can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

MC Advisors has the right to resign under the Investment Advisory Agreement without penalty at any time upon 60 days’ written notice to us, whether we have found a replacement or not. If MC Advisors resigns, we may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by MC Advisors and its affiliates. Even if we were able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

MC Management can resign on 60 days’ notice from its role as our administrator under the Administration Agreement, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

MC Management has the right to resign under the Administration Agreement without penalty upon 60 days’ written notice to us, whether we have found a replacement or not. If MC Management resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by MC Management. Even if we were able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We are an “emerging growth company,” and we do not know if such status will make our common stock less attractive to investors.

We currently are, and following the completion of this offering expect to remain, an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, or the JOBS Act, signed into law on April 5, 2012, until the earliest of:

•	the last day of our fiscal year ending December 31, 2017;

•	the year in which our total annual gross revenues first exceed $1.0 billion;

•	the date on which we have, during the prior three-year period, issued more than $1.0 billion in non-convertible debt; and

•

the last day of a fiscal year in which we (1) have an aggregate worldwide market value of our common stock held by non-affiliates of $700 million or more, computed at the end of each fiscal year as of the last business day of our most recently completed second fiscal quarter, and (2) have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

Although we are still evaluating the JOBS Act, we currently intend to take advantage of some or all of the reduced regulatory and disclosure requirements permitted by the JOBS Act and, as a result, some investors may consider our common stock less attractive, which could reduce the market value of our common stock. For example, while we are an emerging growth company, we will take advantage of exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting and the extended transition period available to emerging growth companies to comply with “new or revised accounting standards” until those standards are applicable to private companies. As a result, our financial statements may not be comparable to the financial statements of issuers who are required to comply with the effective dates for new or revised accounting standards that are applicable to public companies. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.

Efforts to comply with the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC.

We are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, our management is required to report on its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We are required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal controls over financial reporting. As a result, we expect to continue to incur associated expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and may not be able to ensure that the process is effective or that the internal controls are or will be effective in a timely manner. There can be no assurance that we successfully identified and resolved all issues required to be disclosed prior to becoming a public company or that our quarterly reviews will not identify additional material weaknesses. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, our value and results or operations may be adversely affected. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact its financial performance and our ability to make distributions.

As an emerging growth company, we intend to follow certain permitted corporate governance practices instead of the otherwise applicable SEC and Nasdaq requirements, which may result in less protection than is accorded to investors in a non-emerging growth company.

As an emerging growth company, we are permitted and intend to follow certain permitted corporate governance practices instead of those otherwise required by the SEC and under the listing requirements of the Nasdaq Global Market. Following our emerging growth company governance practices as opposed to the requirements that would otherwise apply to a company listed on the Nasdaq Global Market may provide less protection to you than what is accorded to investors under the Listing Rules of the Nasdaq Stock Market applicable to non-emerging growth company issuers.

We cannot be certain if the reduced disclosure requirements and relief from certain other significant obligations that are applicable to emerging growth companies will make our common stock less attractive to investors.

As an emerging growth company, we take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, less extensive disclosure obligations regarding executive compensation in our periodic reports and proxy statements, exemptions from the requirements to hold a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved and an extended transition period for complying with new or revised accounting standards. We cannot predict if investors will find our common stock less attractive because we rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

We depend on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business depends on the communications and information systems of MC Management. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

We may incur lender liability as a result of our lending activities.

In recent years, a number of judicial decisions have upheld the right of borrowers and others to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. We may be subject to allegations of lender liability, which could be time-consuming and expensive to defend and result in significant liability.

We may incur liability as a result of providing managerial assistance to our portfolio companies.

In the course of providing significant managerial assistance to certain portfolio companies, certain of our management and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of investments in these companies, our management and directors may be named as defendants in such litigation, which could result in an expenditure of our funds, through our indemnification of such officers and directors, and the diversion of management time and resources.

MC Advisors may not be able to achieve the same or similar returns as those achieved by our senior management and investment teams while they were employed at prior positions.

The track record and achievements of the senior investment professionals of Monroe Capital are not necessarily indicative of future results that will be achieved by MC Advisors. As a result, MC Advisors may not be able to achieve the same or similar returns as those achieved by the senior investment professionals of Monroe Capital.

Risks Related to Our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments and could lead to financial losses in our portfolio and a corresponding decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we or MC Advisors render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we or MC Advisors provided managerial assistance to that portfolio company or otherwise exercise control over it, a bankruptcy court might re-characterize our debt as a form of equity and subordinate all or a portion of our claim to claims of other creditors.

Current market conditions have materially and adversely affected debt and equity capital markets in the United States and around the world.

From mid-2007 through mid-2012, the global capital markets experienced periods of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on securities perceived as being risk-free and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. These events, along with the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of major financial institutions in the United States, led to a general decline in economic conditions. This economic decline has materially and adversely affected the broader financial and credit markets and has reduced the availability of debt and equity capital for the market as a whole and to financial firms in particular. To the extent that we wish to use debt to fund our investments, the debt capital that will be available to us, if at all, may be at a higher cost, and on terms and conditions that may be less favorable, than what we expect, which could negatively affect our financial performance and results. A prolonged period of market illiquidity may cause us to reduce the volume of loans we originate and/or fund below historical levels and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, and results of operations. Although the spread between the yields realized on riskier debt securities and those realized on securities perceived as being risk-free has narrowed in recent quarters, the further deterioration of current market conditions could materially and adversely affect our business.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies, including lower middle-market companies, in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. In addition, our junior secured loans are generally subordinated to senior loans. As such, other creditors may rank senior to us in the event of an insolvency.

Our portfolio companies will likely consist primarily of lower middle-market, privately owned companies, which may present a greater risk of loss than loans to larger companies.

Our portfolio consists, and will most likely continue to consist, primarily of loans to lower middle-market, privately owned companies. Compared to larger, publicly traded firms, these companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position and may need more capital to expand, compete and operate their business. In addition, many of these companies may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Accordingly, loans made to these types of borrowers may entail higher risks than loans made to companies that have larger businesses, greater financial resources or are otherwise able to access traditional credit sources on more attractive terms.

Investing in lower middle-market companies involves a number of significant risks, including that lower middle-market companies:

•

may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	typically have more limited access to the capital markets, which may hinder their ability to refinance borrowings;

•	will be unable to refinance or repay at maturity the unamoritized loan balance as we structure our loans such that a significant balance remains due at maturity;

•

generally have less predictable operating results, may be particularly vulnerable to changes in customer preferences or market conditions, depend on one or a limited number of major customers, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•

generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

Any of these factors or changes thereto could impair a portfolio company’s financial condition, results of operation, cash flow or result in other adverse events, such as bankruptcy, any of which could limit a portfolio company’s ability to make scheduled payments on loans from us. This, in turn, may lead to their inability to make payments on outstanding borrowings, which could result in losses in our loan portfolio and a decrease in our net interest income and book value.

Loans may become nonperforming for a variety of reasons.

A nonperforming loan may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write-down of the principal of such loan. Because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers of interests in loans may require the consent of an agent or borrower.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain the election to be regulated as a business development company and qualify as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or MC Advisors have material nonpublic information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition and results of operations.

Our portfolio companies may prepay loans, which prepayment may reduce stated yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans underlying our portfolio may be callable at any time, and many of them can be repaid with no premium to par. It is not clear at this time when or if any loan might be called. Whether a loan is called will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. Risks associated with owning loans include the fact that prepayments may occur at any time, sometimes without premium or penalty, and that the exercise of prepayment rights during periods of declining spreads could cause us to reinvest prepayment proceeds in lower-yielding instruments. In the case of some of these loans, having the loan called early may reduce the achievable yield for our company below the stated yield to maturity described elsewhere in this prospectus if the capital returned cannot be invested in transactions with equal or greater expected yields.

We have not yet identified the portfolio company investments we will acquire using the proceeds of an offering.

We have not yet identified potential investments for our portfolio that we may acquire with the proceeds of an offering. Privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring, and we cannot assure you that we will achieve our anticipated investment pace. You will be unable to evaluate any future portfolio company investments prior to purchasing our securities. Additionally, MC Advisors will select our investments subsequent to the closing of an offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our securities.

Pending investment in portfolio companies, we will invest the net proceeds of offerings in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of investments. As a result, any distributions we make during this period may be substantially smaller than the distributions that we would expect to pay when our portfolio is fully invested.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Our portfolio is and may in the future be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect the portfolio company. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources and the provisions of the 1940 Act. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements or the desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by MC Advisors’ allocation policy.

Because we do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we do not currently hold controlling equity positions in our portfolio companies. When we do not acquire a controlling equity position in a portfolio company, we may be subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We generally seek to invest a portion of our capital in senior, unitranche and junior secured loans and, to a lesser extent, unsecured subordinated debt and equity. The portfolio companies in which we invest usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second-priority basis by the same collateral securing senior secured debt of such companies. The first-priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first-priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second-priority liens after payment in full of all obligations secured by the first-priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second-priority liens, then, to the extent not repaid from the proceeds of the sale of the collateral, we will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

We may also make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are generally more volatile than secured loans and are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high LTV ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

Investments in securities of foreign companies, if any, may involve significant risks in addition to the risks inherent in U.S. investments.

We may make investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies, including changes in exchange control regulations, political and social instability, expropriation and imposition of foreign taxes. In addition, any investments that we make that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Factors such as trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments may affect currency values. We may employ hedging techniques to minimize these risks, but we cannot assure you that we will, in fact, hedge currency risk, or, that if we do, such strategies will be effective.

We may be subject to risks associated with syndicated loans.

From time to time, our investments may consist of syndicated loans. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases, we do not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. Accordingly, we may be precluded from directing such actions unless we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.

There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

The disposition of our investments may result in contingent liabilities.

A significant portion of our investments may involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

MC Advisors’ liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify MC Advisors against certain liabilities, which may lead MC Advisors to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, MC Advisors will not assume any responsibility to us other than to render the services called for under that agreement, and it will not be responsible for any action of our board of directors in following or declining to follow MC Advisors’ advice or recommendations. MC Advisors maintains a contractual, as opposed to a fiduciary, relationship with us. Under the terms of the Investment Advisory Agreement, MC Advisors and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of MC Advisors’ duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify MC Advisors and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead MC Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be subject to additional risks if we engage in hedging transactions and/or invest in foreign securities.

The 1940 Act generally requires that 70% of our investments be in issuers each of whom, in addition to other requirements, is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. Our investment strategy does not contemplate a significant number of investments in securities of non-U.S. companies other than Canadian companies. We expect that these investments would focus on the same investments that we intend to make in U.S. middle-market companies and, accordingly, would be complementary to our overall strategy and enhance the diversity of our holdings.

Engaging in either hedging transactions or investing in foreign securities would entail additional risks to our stockholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price. Our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the U.S. Commodity Futures Trading Commission.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

We may not realize gains from our equity investments.

We may make investments in the future that include warrants or other equity or equity-related securities. In addition, we may, from time to time, make non-control, equity co-investments in companies in conjunction with private equity sponsors. Our goal is ultimately to realize gains upon our disposition of such equity interests.

However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

Risks Relating to Offerings Pursuant to this Prospectus

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Shares of closed-end investment companies, including business development companies, often trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Investors in our equity securities may not receive distributions or our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. For example, due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions.

If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

The issuance or sale by us of shares of our common stock at a price per share, after offering expenses and commission, that is a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades.

We may not be able to pay distributions, our distributions may not grow over time and/or a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure that we will achieve investment results that will allow us to sustain a specified level of cash distributions or make periodic increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company could limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure that we will continue to pay distributions to our stockholders.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain.

We may choose to pay a portion of our dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash pursuant to such plan. See “Dividend Reinvestment Plan.” We may distribute taxable dividends that are payable in part in our stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain or qualified dividend income to the extent such distribution is properly reported as such) to the extent of our current and accumulated earnings and profits for federal income tax purposes. The tax rate for ordinary income will vary depending on a stockholder’s particular characteristics. For individuals, the top marginal federal ordinary income tax rate is 39.6%. To the extent distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum qualified dividend federal tax rate of 20%. However, in this regard, it is anticipated that distributions paid by us will generally not be attributable to such dividends and, therefore, generally will not qualify for the preferential federal tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains currently at a maximum federal tax rate of 20%. See “Material U.S. Federal Income Tax Consequences” for a more detailed discussion.

As a result of receiving dividends in the form of our common stock, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold federal tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in shares of our common stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of shares of our common stock.

In addition, as discussed above, our loans may contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax, we will need to make sufficient distributions, a portion of which may be paid in shares of our common stock, regardless of whether our recognition of income is accompanied by a corresponding receipt of cash.

Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. See

“Description of Our Capital Stock—Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.” We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Maryland Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt acquisitions of our stock by any person from the Maryland Control Share Acquisition Act. If we amend our bylaws to repeal the exemption from the Maryland Control Share Acquisition Act, the Maryland Control Share Acquisition Act also may make it more difficult for a third-party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third-party to obtain control of us, including provisions of our charter classifying our board of directors in three staggered terms and authorizing our board of directors to classify or reclassify shares of our capital stock in one or more classes or series and to cause the issuance of additional shares of our stock. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC or business development company status;

•	the ability of Monroe SBIC, or any other SBIC subsidiary we may form, to obtain and maintain an SBIC license;

•	changes or perceived changes in earnings or variations in operating results;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of MC Advisors’ key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may allocate the net proceeds from our offerings in ways with which you may disagree.

We will have significant flexibility in investing the proceeds of offerings pursuant to this prospectus and may use the proceeds from such offerings in ways with which you may disagree or for purposes other than those contemplated at the time of the offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds.

Our stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that do not participate in our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects may be exacerbated if we were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time. In addition, subscription rights offerings and the prospect of future subscription rights offerings may create downward pressure on the secondary market price of our common stock due to the potential for the issuance of shares at a price below our net asset value, without a corresponding change to our net asset value.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

The trading market or market value of our publicly issued debt securities may fluctuate.

If we issue publicly issued debt securities, they may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings, if any, may not reflect all risks of an investment in our debt securities or any convertible debt securities.

Our credit ratings, if any, will be an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of any publicly issued debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed herein about the market value of, or trading market for, any publicly issued debt securities.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

As of December 12, 2013 we had 10,003,072 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

The issuance of subscription rights, warrants or convertible debt that are exchangeable for our common stock, will cause your interest in us to be diluted as a result of any such rights, warrants or convertible debt offering.

Stockholders who do not fully exercise rights, warrants or convertible debt issued to them in any offering of subscription rights, warrants or convertible debt to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights, warrants or convertible debt. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price, warrant price or convertible debt price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the subscription price, warrant price, convertible debt price or net asset value per share will be on the expiration date of such offering or what proportion of our common stock will be purchased as a result of any such offering. The risk of dilution is greater if there are multiple rights offerings. However, our board of directors will make a good faith determination that any offering of subscription rights, warrants or convertible debt would result in a net benefit to existing stockholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including:

•	our inexperience operating a business development company and RIC and the inexperience of MC Advisors managing a business development company and RIC;

•	our dependence on key personnel;

•	our ability to maintain or develop referral relationships;

•	the ability of MC Advisors to identify, invest in and monitor companies that meet our investment criteria;

•	actual and potential conflicts of interest with MC Advisors and its affiliates;

•	possession of material nonpublic information;

•	potential divergent interests of MC Advisors and our stockholders arising from our incentive fee structure;

•	restrictions on affiliate transactions;

•	competition for investment opportunities;

•	our ability to maintain our qualification as a RIC and as a business development company;

•	the impact of a protracted decline in the liquidity of credit markets on our business and portfolio investments;

•	the timing, form and amount of any payments, dividends or other distributions from our portfolio companies;

•	our use of leverage;

•	changes in interest rates;

•	Monroe SBIC’s ability to obtain an SBIC license;

•	SBA regulations affecting Monroe SBIC or any other wholly-owned SBIC subsidiary;

•	uncertain valuations of our portfolio investments;

•	fluctuations in our quarterly operating results;

•	our receipt of exemptive relief from the SEC;

•	our ability to issue securities at a discount to net asset value per share;

•	changes in laws or regulations applicable to us; and

•	general economic conditions and their impact on the industries in which we invest.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein during the period of this offering. You are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use all or substantially all of the net proceeds from the sale of our securities to invest in portfolio companies directly in accordance with our investment objective and strategies and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of any offering of our securities.

We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

Until such appropriate investment opportunities can be found, we will invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

The prospectus supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

DISTRIBUTIONS

To the extent we have income available, we intend to make quarterly distributions to our stockholders. Our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

The following table reflects the cash distributions, including dividends and returns of capital, per share that we have paid on our common stock since completion of our initial public offering. In addition, we have announced the declaration of a cash distribution on December 27, 2013 to stockholders of record as of December 13, 2013 of $0.34 per share.

Record Date	Payment Date	Distributions Declared Per Share
Fiscal Year Ended December 31, 2012
December 14, 2012	December 28, 2012	$0.34

Total		$0.34	(1)

Fiscal Year Ended December 31, 2013
March 19, 2013	March 28, 2013	$0.34
June 14, 2013	June 28, 2013	$0.34
September 13, 2013	September 27, 2013	$0.34

Total		$1.02	(2)

(1)	Includes a return of capital for tax purposes of approximately $0.20 per share.

(2)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year. However, if the character of such distributions were determined as of September 30, 2013, approximately $0.16 per share would have been characterized as a tax return of capital to our stockholders; this tax return of capital may differ from the return of capital calculated with reference to net investment income for financial reporting purposes.

We have elected, and intend to qualify annually thereafter, to be treated as a RIC under the Code, beginning with the taxable year ending December 31, 2012. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our net capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal

Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Our management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year. However, if the character of such distributions were determined as of September 30, 2013, approximately $0.16 per share would have been characterized as a tax return of capital to our stockholders; this tax return of capital may differ from the return of capital calculated with reference to net investment income for financial reporting purposes.

Unless you elect to receive your dividends in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any dividends reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and the incentive fee are determined and paid to MC Advisors. See “Dividend Reinvestment Plan.”

PRICE RANGE OF COMMON STOCK

Our common stock began trading on The Nasdaq Global Market under the ticker symbol “MRCC” on October 25, 2012. Prior to that date, there was no established trading market for our common stock. Our common stock has historically traded for an amount less than net asset value (“NAV”). On November 12, 2013, we announced a new $7.5 million stock repurchase program, pursuant to which we may repurchase shares at management’s discretion from time to time at prevailing market prices in the open market for a period of twelve months.

The following table sets forth the high and low sales prices of our common stock as reported on The Nasdaq Global Market, the sales price as a percentage of our NAV and the dividends declared by us for each fiscal quarter since our shares began trading on the Nasdaq Global Market.

	NAV(1)	Closing Sales Price		Premium of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Declared Distributions(3)
		High	Low
Year ended December 31, 2013
Fourth Quarter (through December 12, 2013)	—(4)	$13.87	$11.75	— (4)	— (4)	—	(5)(6)
Third Quarter	$14.01	$14.99	$12.95	7.0%	(7.6)%	$0.34	(6)
Second Quarter	$14.78	$15.46	$14.60	4.6%	(1.2)%	$0.34	(6)
First Quarter	$14.78	$15.42	$14.55	4.3%	(1.6)%	$0.34	(6)
Year ended December 31, 2012
Fourth Quarter(7)	$14.54	$15.39	$14.29	5.8%	(1.7)%	$0.34	(8)

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.

(3)	Represents the distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan” in the accompanying prospectus.

(4)	NAV calculation is not yet available for the quarter ended December 31, 2013.

(5)	We expect that a portion of this distribution may include a return of capital for tax purposes. We will be unable to calculate the estimated amount of this distribution that would be characterized as a tax return of capital to our stockholders until our financial results for the year ended December 31, 2013 are finalized.

(6)	Our management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year. However, if the character of such distributions were determined as of September 30, 2013, approximately $0.16 per share, respectively, would have been characterized as a tax return of capital to our stockholders; this tax return of capital may differ from the return of capital calculated with reference to net investment income for financial reporting purposes.

(7)	From October 24, 2012 (initial public offering) to December 31, 2012.

(8)	Includes a return of capital for tax purposes of approximately $0.20 per share for the year ended December 31, 2012.

SELECTED CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial data of the Company as of December 31, 2012 and 2011, and for the period from February 9, 2011 (inception) through December 31, 2011, and the year ended December 31, 2012 is derived from the financial statements that have been audited by McGladrey LLP, independent registered public accounting firm. The Company’s consolidated financial statements for the nine-month period ended September 30, 2013, are unaudited. However, in the opinion of the Company, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation have been made. Interim results are subject to significant seasonal variations and are not indicative of the results of operations to be expected for a full fiscal year. The financial data should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	Period from February 9 (inception) through December 31, 2011(2)	Year Ended December 31, 2012(2)	Nine Months Ended September 30, 2013
			(Unaudited)
	(dollars in thousands, except per share data)
Statement of Operations Data:
Total investment income	$—	$1,706	$11,818
Interest and other debt financing expenses	—	305	1,968
Base management fee	—	318	1,907
Incentive fee	—	6	842
All other expenses	—	287	1,635

Net investment income	—	790	5,466
Net gain on investments and secured borrowings	—	160	1,788
Net increase in net assets resulting from operations	—	950	7,254

Per share data:
Net asset value	N/A	$14.54	$14.01
Net investment income	N/A	0.15	0.80
Net gain on investments and secured borrowings	N/A	0.03	0.26
Net increase in net assets resulting from operations	N/A	0.18	1.06
Stockholder dividends and other distributions	N/A	0.34 (3)	1.02	(4)

Other data:
Weighted average annualized contractual yield on debt investments	N/A	9.8%	9.5%
Weighted average annualized effective yield on debt investments (1)	N/A	11.3%	10.5%
Number of portfolio companies at period end	N/A	28	39

Statement of assets and liabilities data:
Total investments at fair value	$—	$132,752	$169,433
Total assets	—	139,231	203,788
Borrowings	—	55,000	62,149	(5)
Total net assets	—	83,634	140,133

(1)	Weighted average effective yield is based upon the par value of our debt investments.
(2)	For historical periods prior to October 24, 2012, we had no operations and therefore information for the periods that include financial results prior to October 24, 2012 are not provided.
(3)	Includes a return of capital for tax purposes of approximately $0.20 per share for the year ended December 31, 2012.

(4)	Our management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year. However, if the character of such distributions were determined as of September 30, 2013, approximately $0.16 per share would have been characterized as a tax return of capital to our stockholders; this tax return of capital may differ from the return of capital calculated with reference to net investment income for financial reporting purposes.
(5)	Borrowings include $53.5 million drawn under our revolving credit facility and $8.6 million of secured borrowings at fair value, which arose under the application of ASC Topic 860 to partial loan sales during the period.

SELECTED QUARTERLY CONSOLIDATED FINANCIAL DATA

The following table sets forth certain unaudited quarterly financial information for each quarter since we commenced operations ending with the quarter ended September 30, 2013. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Quarter Ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012(1)
	(unaudited) (dollars in thousands, except per share data)
Total investment income	$4,347	$3,752	$3,719	$1,706
Net investment income	2,413	1,550	1,503	790
Net increase in net assets from operations	1,966	1,988	3,300	950
Net increase in net assets from operations per share	$0.22	$0.34	$0.57	$0.18
Net asset value per share at end of period	$14.01	$14.78	$14.78	$14.54

(1)	Our common stock commenced trading on the Nasdaq Global Market on October 24, 2012. There was no established public trading market for the stock prior to that date. We completed our initial public offering on October 25, 2012 and commenced operations on that date.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and related notes thereto. The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere in the prospectus.

Overview

Monroe Capital Corporation is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the 1940 Act. In addition for tax purposes, we intend to be treated as a RIC under the Code. We were incorporated under the Maryland General Corporation Law on February 9, 2011. We are a specialty finance company focused on providing financing solutions primarily to lower middle-market companies in the United States and Canada. We provide customized financing solutions focused primarily on senior secured, junior secured and unitranche (a combination of senior secured and junior secured debt in the same facility) debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock warrants.

Our shares are currently listed on the Nasdaq Global Market under the symbol “MRCC.”

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured debt and equity investments. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies. Our investments in senior, unitranche, junior secured debt and other investments generally will range between $2 million and $25 million each, although this investment size may vary proportionately with the size of our capital base. As of September 30, 2013, our portfolio included approximately 34.3% senior secured debt, 52.5% unitranche secured debt, 13.0% junior secured debt and 0.2% equity securities. We expect that the companies in which we invest may be leveraged, often as a result of leveraged buy-outs or other recapitalization transactions, and, in certain cases, will not be rated by national ratings agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies.

While our primary focus is to maximize current income and capital appreciation through debt investments in thinly traded or private U.S. and Canadian companies, we may invest a portion of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies that are not thinly traded and securities of middle-market companies located outside of the United States. We expect that these public companies generally will have debt securities that are noninvestment grade.

Investment income

We generate interest income on the debt investments in portfolio company investments that we originate or acquire. Our debt investments, whether in the form of senior, junior or unitranche secured debt, typically have an initial term of three to seven years and bear interest at a fixed or floating rate. In some instances we receive payments on our debt investment based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. In some cases, our investments provide for deferred interest or payment-in-kind (“PIK”) interest. In addition, we may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums on loans as interest income. Interest and dividend income is recorded on the accrual basis to the extent we expect to collect such amounts.

Expenses

Our primary operating expenses include the payment of management and incentive fees to MC Advisors and the payment of fees to MC Management for our allocable portion of overhead and other expenses under the Administration Agreement and other operating costs. Our expenses also include interest expense on our revolving credit facility and our secured borrowings. We bear all other out-of-pocket costs and expenses of our operations and transactions.

Net gain (loss) on investments and secured borrowings

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment or derivative instrument without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments and secured borrowings as a component of the net change in unrealized appreciation (depreciation) on investments and secured borrowings in the consolidated statements of operations.

Portfolio and Investment Activity

During the three months ended September 30, 2013, we invested $46.5 million in fourteen new portfolio companies and $3.0 million in six existing portfolio companies and had $23.3 million in aggregate amount of exits and repayments (including completely exiting seven portfolio companies), resulting in net investments of $26.2 million for the period.

During the nine months ended September 30, 2013, we invested $69.1 million in twenty one new portfolio companies and $3.7 million in seven existing portfolio companies and had $38.1 million in aggregate amount of exits and repayments (including completely exiting ten portfolio companies), resulting in net investments of $34.7 million for the period.

The following table shows the composition of the investment portfolio (in thousands) and associated yield data:

	September 30, 2013
	Fair Value	Percentage of Total Portfolio	Weighted Average Annualized Contractual Coupon Yield(1)	Weighted Average Annualized Effective Yield(1)
Unitranche loans	$88,915	52.5%	10.5%	12.3%
Senior secured loans	58,135	34.3	8.1	8.1
Junior secured loans	21,981	13.0	9.7	9.7
Equity securities	402	0.2	n/a	n/a

Total	$169,433	100.0%	9.5%	10.5%

	December 31, 2012
	Fair Value	Percentage of Total Portfolio	Weighted Average Annualized Contractual Coupon Yield(1)	Weighted Average Annualized Effective Yield(1)
Unitranche loans	$75,487	56.9%	10.7%	13.1%
Senior secured loans	45,332	34.1	8.0	8.3
Junior secured loans	11,662	8.8	10.2	10.6
Equity securities	271	0.2	n/a	n/a

Total	$132,752	100.0%	9.8%	11.3%

(1)	Based upon the par value of our debt investments.

n/a – not applicable

The following table shows the portfolio composition by industry grouping at fair value (dollars in thousands):

	September 30, 2013		December 31, 2012
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Healthcare & Pharmaceuticals	$35,796	21.1%	$17,407	13.1%
Services: Business	16,353	9.7	4,040	3.0
Media: Advertising, Printing & Publishing	14,620	8.6	14,273	10.8
Services: Consumer	14,482	8.5	14,937	11.2
Automotive	14,372	8.5	14,783	11.0
Retail	11,795	7.0	6,633	5.0
High Tech Industries	9,608	5.7	9,158	6.9
Consumer Goods: Non-durable	9,273	5.5	7,554	5.9
Consumer Goods: Durable	8,699	5.1	6,864	5.2
Hotels, Gaming & Leisure	7,348	4.3	8,434	6.4
Banking, Finance, Insurance & Real Estate	6,799	4.0	5,997	4.5
Energy: Oil & Gas	4,545	2.7	3,500	2.6
Capital Equipment	4,534	2.7	7,978	6.0
Telecommunications	3,755	2.2	3,840	2.9
Beverage, Food & Tobacco	2,994	1.8	—	—
Containers, Packaging & Glass	1,950	1.1	2,940	2.2
Transportation: Cargo	1,500	0.9	—	—
Chemicals, Plastics and Rubber	1,010	0.6	4,414	3.3

Total	$169,433	100.0%	$132,752	100.0%

Portfolio Asset Quality

MC Advisor’s portfolio management staff closely monitors all credits, with senior portfolio managers covering agented and more complex investments. MC Advisor segregates our capital markets investments by industry. MC Advisor’s monitoring process and projections developed by Monroe Capital, LLC both have daily, weekly, monthly and quarterly components and related reports, each to evaluate performance against historical, budget and underwriting expectations. MC Advisor’s analysts will monitor performance using standard industry software tools to provide consistent disclosure of performance. MC Advisor will also monitor our investment exposure using a proprietary trend analysis tool. When necessary, MC Advisor will update our internal risk ratings, borrowing base criteria and covenant compliance reports. As part of the monitoring process, MC Advisor regularly assesses the risk profile of each of our investments and rates each of them based on an internal proprietary system that uses the categories listed below, which we refer to as MC Advisor’s investment performance rating. For any investment rated in grades 3, 4 or 5, MC Advisor will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions. MC Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, MC Advisor reviews these investment ratings on a quarterly basis, and our board of directors reviews and affirms such ratings.

Rating Definition

Investment Performance Risk Rating	Summary Description

Grade 1	Includes investments exhibiting the least amount of risk in our portfolio. The issuer is performing above expectations or the issuer’s operating trends and risk factors are generally positive.

Grade 2	Includes investments exhibiting an acceptable level of risk that is similar to the risk at the time of origination. The issuer is generally performing as expected or the risk factors are neutral to positive.

Grade 3	Includes investments performing below expectations and indicates that the investment’s risk has increased somewhat since origination. The issuer may be out of compliance with debt covenants; however, scheduled loan payments are generally not past due.

Grade 4	Includes an issuer performing materially below expectations and indicates that the issuer’s risk has increased materially since origination. In addition to the issuer being generally out of compliance with debt covenants, scheduled loan payments may be past due (but generally not more than six months past due). For grade 4 investments, we intend to increase monitoring of the issuer.

Grade 5	Indicates that the issuer is performing substantially below expectations and the investment risk has substantially increased since origination. Most or all of the debt covenants are out of compliance or payments are substantially delinquent. Investments graded 5 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we expect to recover.

Our investment performance ratings do not constitute any ratings of investments by a nationally recognized statistical rating organization or reflect any third-party assessment of any of our investments.

In the event of a delinquency or a decision to rate an investment grade 4 or grade 5, the applicable analyst, in consultation with a member of the investment committee, will develop an action plan. Such a plan may require a meeting with the borrower’s management or the lender group to discuss reasons for the default and the steps management is undertaking to address the under-performance, as well as required amendments and waivers that may be required. In the event of a dramatic deterioration of a credit, the Advisor intends to form a team or engage outside advisors to analyze, evaluate and take further steps to preserve its value in the credit. In this regard, we would expect to explore all options, including in a private equity sponsored investment, assuming certain responsibilities for the private equity sponsor or a formal sale of the business with oversight of the sale process by us. Several of Monroe Capital, LLC’s professionals are experienced in running work-out transactions and bankruptcies.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale as of September 30, 2013 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$—	—%
2	158,115	93.3
3	11,318	6.7
4	—	—
5	—	—

Total	$169,433	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale as of December 31, 2012 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage of Total Investments
1	$4,414	3.3%
2	125,301	94.4
3	3,037	2.3
4	—	—
5	—	—

Total	$132,752	100.0%

Results of Operations

Operating results are as follows (dollars in thousands):

	Three Months Ended	Nine Months Ended
	September 30, 2013
Total investment income	$4,347	$11,818
Total expenses, net	1,934	6,352

Net investment income	2,413	5,466
Net realized gain (loss) on investments	223	369
Net change in unrealized appreciation (depreciation) on investments and secured borrowings	(670)	1,419

Net increase in net assets resulting from operations	$1,966	$7,254

Investment Income

For the three and nine months ended September 30, 2013, total investment income was $4.3 million and $11.8 million, of which $4.3 million and $11.7 million was attributable to portfolio interest and $31,195 and $127,304 to other income (including income from amortization of discounts and origination fees and dividend income), respectively.

Operating Expenses

The composition of our operating expenses was as follows (dollars in thousands):

	Three Months Ended	Nine Months Ended
	September 30, 2013
Interest and other debt financing expenses	$594	$1,968
Base management fees	702	1,907
Incentive fees	37	842
General & administrative expenses	601	1,635

Total operating expenses	$1,934	$6,352

The composition of our interest and other debt financing expenses was as follows (dollars in thousands):

	Three months Ended	Nine months Ended
	September 30, 2013
Interest expense—revolving credit facility	$364	$1,314
Amortization of deferred financing costs	116	345
Interest expense—secured borrowings	99	283
Other	15	26

Total interest and other debt financing expenses	$594	$1,968

Net Realized Gain (Loss) on Investments

For the three and nine months ended September 30, 2013, we had $23.3 million and $38.1 million of sales and principal repayments, resulting in $0.2 million and $0.4 million of realized gains, respectively.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Secured Borrowings

For the three and nine months ended September 30, 2013, our investments and secured borrowings had $(0.7) million and $1.4 million of net unrealized appreciation (depreciation), respectively.

Changes in Net Assets from Operations

For the three and nine months ended September 30, 2013, we recorded a net increase in net assets resulting from operations of $2.0 million and $7.3 million, respectively. Based on the weighted average shares of common stock outstanding for the three and nine months ended September 30, 2013, our per share net increase in net assets resulting from operations was $0.22 and $1.26, respectively. During the three months ended September 30, 2013, we completed a public offering as described in further detail within “Liquidity and Capital Resources” below. The new capital raised during the quarter was initially used to repay borrowings under our revolving credit facility, and has since been redeployed into new portfolio investments. The timing lag between raising additional capital and closing new investments and declines in fair market valuation of certain investments in our investment portfolio resulted in a reduction in net increase in net assets resulting from operations per share during the three months ended September 30, 2013.

Liquidity and Capital Resources

As of September 30, 2013, we had $31.8 million in cash and cash equivalents and $53.5 million of total debt outstanding on our revolving credit line. We had an unusually large cash balance as of September 30, 2013, due to the expected timing of closing new investments in our pipeline. At September 30, 2013, there were several investments that were expected to close imminently, requiring us to maintain a significant cash balance. As of September 30, 2013, we had $41.5 million currently available for additional borrowings on our revolving credit facility. See “Borrowings—Revolving Credit Facility” below for additional information.

Cash Flows

For the nine months ended September 30, 2013, we experienced a net increase in cash and cash equivalents of $27.7 million. During the same period we used $28.5 million in operating activities, primarily as a result of purchases of portfolio investments, partially offset by sales of and principal repayments on portfolio investments. During the same period, we generated $56.2 million from financing activities, principally from our secondary offering during the three months ended September 30, 2013 and increases in secured borrowings, partially offset by distributions to stockholders and net repayments on our revolving credit facility.

Borrowings

Revolving Credit Facility: As of September 30, 2013, and December 31, 2012 we had $53.5 million and $55.0 million outstanding, respectively, under our revolving credit facility with ING Capital LLC, as agent to finance the purchase of our assets. On September 27, 2013, the maximum amount we are able to borrow under the revolving credit facility was increased from $65.0 million to $95.0 million, pursuant to an accordion feature. The maximum borrowing under the revolving credit facility can be increased up to $100.0 million pursuant to this accordion feature, subject to maintaining 200% asset coverage, as defined in the 1940 Act. The maturity date of the revolving credit facility will be the earliest to occur of (a) October 21, 2016, subject to extension as mutually agreed by us and ING Capital, LLC, as agent (b) the termination of the revolving credit facility in accordance with its terms or (c) any other date mutually agreed to by us and ING Capital LLC, as agent.

The revolving credit facility is secured by a lien on all of our assets, including cash on hand. Our ability to borrow under the revolving credit facility is subject to availability under a defined borrowing base, which varies based on our portfolio characteristics and certain eligibility criteria and concentration limits, as well as required valuation methodologies. We may make draws under the revolving credit facility to make or purchase additional investments during the first three years (through October 2015) and for general working capital purposes until the maturity date of the revolving credit facility. Borrowings under the revolving credit facility bear interest, at our election, at an annual rate of LIBOR plus 3.75% or at a daily rate equal to 2.75% per annum plus the greater of the prime interest rate, the federal funds rate plus 0.5% or LIBOR plus 1.0%. In addition to the stated interest rate on borrowings under the revolving credit facility, we are required to pay a fee of 0.5% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is less than 50% of the then available maximum borrowing or a fee of 1.0% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is greater than or equal to 50% of the then available maximum borrowing. The weighted average interest rate of our revolving credit facility borrowings (excluding debt issuance costs) for the three and nine months ended September 30, 2013 was 4.2% and 4.1%, respectively. The weighted average fee rate on our unused portion of the revolving credit facility for the three and nine months ended September 30, 2013 was 0.9% and 0.7%, respectively.

Our ability to borrow under the revolving credit facility is subject to availability under our borrowing base, which permits us to borrow up to 70% of the fair market value of our portfolio company investments depending on the type of the investment we hold and whether the investment is quoted. Our ability to borrow is also subject to certain concentration limits, and our continued compliance with the representations, warranties and covenants given by us under the revolving credit facility. Our revolving credit facility contains certain financial and restrictive covenants, including, but not limited to, the maintenance of: (1) a minimum consolidated net worth at least equal to the greater of (a) 55% of our assets on the last day or each quarter or (b) 80% of the net proceeds to us from our initial offering plus 50% of the net proceeds of the sales of our securities after the effectiveness of the revolving credit facility; (2) a ratio of our total assets (less total liabilities other than indebtedness) to total indebtedness of not less than 2.25 times; and (3) a ratio of our earnings before interest and taxes to our interest expense of at least

2.5 times. The revolving credit facility also requires us to undertake customary indemnification obligations with respect to ING Capital, LLC and other members of the lending group and to reimburse the lenders for expenses associated with entering into the revolving credit facility. The revolving credit facility also has customary provisions regarding events of default, including events of default for nonpayment, change in control transactions at both Monroe Capital Corporation and MC Advisor, failure to comply with our financial and negative covenants, and failure to maintain our relationship with our Advisor. If we incur an event of default under our revolving credit facility and fail to remedy such default under any applicable grace period, if any, then our entire revolving credit facility could become immediately due and payable, which would materially and adversely affect our liquidity, financial condition, results of operations and cash flows.

Secured Borrowings: Certain partial loan sales do not qualify for sale accounting under Accounting Standards Codification (“ASC”) Topic 860—Transfers and Servicing (“ASC Topic 860”), because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on our consolidated statements of assets and liabilities and we record the portion sold as a secured borrowing in the liabilities section of our consolidated statements of assets and liabilities. For these partial loan sales, we record the interest earned on the entire loan balance within “interest income” and the interest earned by the buyer in the partial loan sale within “interest and other debt financing expenses” in our consolidated statements of operations.

As of September 30, 2013, we recognized secured borrowings at fair value totaled $8.6 million and the fair value of the loans that are associated with these secured borrowings was $23.5 million. These secured borrowings were the result of our completion of partial loan sales of three unitranche loan assets totaling $10.0 million during the three months ended March 31, 2013, that did not met the definition of a “participating interest.” As a result, sale treatment was not allowed and we treated these partial loan sales as secured borrowings. No such partial loan sales occurred prior to January 1, 2013 or during the three months ended September 30, 2013. During the three and nine months ended September 30, 2013, repayments on secured borrowings totaled $0.7 million and $1.3 million, respectively. The weighted average interest rate on our secured borrowings was approximately 4.3% as of September 30, 2013.

Distribution Policy

Our board of directors will determine the timing and amount, if any, of our distributions. We intend to pay distributions on a quarterly basis. In order to avoid corporate-level tax on the income we distribute as a RIC, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions. Dividend payments to stockholders for the three and nine months ended September 30, 2013 totaled $3.4 million ($0.34 per share) and $7.7 million ($1.02 per share), respectively.

Commitments and Contingencies and Off-Balance Sheet Arrangements

A summary of our significant contractual obligations as of December 31, 2012 is as follows (dollars in thousands):

Contractual obligations	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years
Revolving Credit Facility	$55,000	$—	$—	$55,000	$—

Total contractual obligations	$55,000	$—	$—	$55,000	$—

See “—Liquidity and Capital Resources—Borrowings—Secured Borrowings” for a description of secured borrowings recognized subsequent to December 31, 2012.

Commitments and Contingencies

We had $1.3 million in outstanding commitments to fund investments under an undrawn revolver as of September 30, 2013. Additionally, we have entered into certain contracts with other parties that contain a variety of indemnifications. Our maximum exposure under these arrangements is unknown. However, we have not experienced claims or losses pursuant to these contracts and believe the risk of loss related to such indemnifications to be remote.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Market Trends

We have identified the following trends that may affect our business:

Target Market: We believe that small and middle-market companies in the United States with annual revenues between $10 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Monroe Capital, LLC, and we believe that this market segment will continue to produce significant investment opportunities for us.

Specialized Lending Requirements: We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (3) may also require more extensive ongoing monitoring by the lender.

Demand for Debt Capital: We believe there is a large pool of uninvested private equity capital for middle-market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources, such as us.

Competition from other Lenders: We believe that many traditional bank lenders, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital market transactions. In addition, many commercial banks face significant balance sheet constraints as they seek to build capital and meet future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore drive increased new investment opportunities for us. Conversely, there is increased competitive pressure in the business development company and investment company marketplace for senior and subordinated debt which could result in lower yields for increasingly riskier assets.

Pricing and Deal Structures: We believe that the volatility in global markets over the last several years and current macroeconomic issues such as a weakened U.S. economy has reduced access to, and availability of, debt capital to middle-market companies, causing a reduction in competition and generally more favorable capital structures and deal terms. Recent capital raises in the business development company and investment company marketplace have created increased competition, however, we believe that current market conditions may continue to create favorable opportunities to invest at attractive risk-adjusted returns.

Recent Developments

On November 11, 2013, our of directors approved a share repurchase plan (“Plan”) under which up to $7.5 million of our outstanding common stock may be acquired in the open market at prices below our NAV as reported in our then most recently published consolidated financial statements. The Plan may be implemented over the next twelve months at the discretion of management.

The shares will be purchased from time to time at prevailing market prices, through open market or block transactions. Our board of directors has authorized the repurchase plan because it believes that our common stock may be undervalued from time to time. We have no obligation to repurchase shares, and we may discontinue purchases at any time that management determines additional purchases are not warranted.

Significant Accounting Estimates and Critical Accounting Policies

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, we do not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount and market discount or premium is capitalized, and we then amortize such amounts using the effective interest method as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Valuation of Portfolio Investments

As a business development company, we generally invest in illiquid securities including debt and, to a lesser extent, equity securities of middle-market companies. Under procedures established by our board of directors, we value investments for which market quotations are readily available and within a recent date at such market quotations. We obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). When doing so, we determine whether the quote obtained is sufficient in accordance with generally accepted accounting principles in the United States (“US GAAP”) to determine the fair value of the investment. Debt and equity investments that are not publicly traded or whose market prices are not readily available or whose market prices are not regularly updated will be valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates. Investments purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. With respect to unquoted or thinly-traded investments, our board of directors, together with our independent valuation firms, value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, our board of directors uses the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because there are not readily available market quotations for many of the investments in our portfolio, the fair value of many of our portfolio investments is determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•

the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of MC Advisors responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the investment committee;

•

the board of directors also engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of our investments for which market quotations are not readily available. We will consult with independent valuation firm(s) relative to each portfolio company at least once in every calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment;

•

the audit committee of the board of directors reviews the preliminary valuations of MC Advisors and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and

•

the board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of MC Advisors, the independent valuation firm(s) and the audit committee.

Valuation of Secured Borrowings

We have elected the fair value option under ASC Topic 825—Financial Instruments relating to accounting for debt obligations at their fair value for our secured borrowings, which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. Due to the absence of a liquid trading market for these secured borrowings, they are valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model. The discount rate considers projected performance of the related loan investment, applicable market yields and leverage levels, credit quality, prepayment penalties and comparable company analysis. We will consult with an independent valuation firm relative to the fair value of its secured borrowings at least once in every calendar year.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized. We report changes in the fair value of secured borrowings that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on secured borrowings in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal due at maturity.

Capital Gains Incentive Fee

Pursuant to the terms of the Investment Advisory and Management Agreement with MC Advisors, the incentive fee on capital gains earned on liquidated investments of our portfolio is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the Investment Advisory and Management Agreement with MC Advisors neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to MC Advisors if our entire portfolio was liquidated at its fair value as of the balance sheet date even though MC Advisors is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized. During the three and nine months ended September 30, 2013, we accrued capital gains incentive fees of $37,000 and $0.4 million, respectively, based on the performance of our portfolio, none of which were payable to MC Advisors.

New Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, Financial Services – Investment Companies (ASC Topic 946) (“ASU 2013-08”), which affects the scope, measurement and disclosure requirements for investment companies under U.S. GAAP. The amendments (i) change the approach to the investment company assessment in ASC Topic 946, clarify the characteristics of an investment company, and provide comprehensive guidance for assessing whether an entity is an investment company; (ii) require an investment company to measure non-controlling ownership interests in other investment companies at fair value rather than the equity method of accounting; and (iii) require the following additional disclosures (a) the fact that the entity is an investment company and is applying the guidance in ASC Topic 946, (b) information about changes, if any, in an entity’s status as an investment company, and (c) information about financial support provided or contractually required to be provided by an investment company to any of its investees. This guidance is effective for interim and annual reporting periods beginning on or after December 15, 2013. We are currently assessing the impacts ASU 2013-08 will have on our consolidated financial statements.

Senior Securities

Information about our senior securities is shown in the following table as of December 31, 2012 and September 30, 2013 (dollars in thousands). We have derived the information as of December 31, 2012 from our consolidated financial statements, which have been audited by our independent registered public accounting firm and are included elsewhere in this prospectus.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage per Unit(1)	Involuntary Liquidating Preference per Unit(2)	Average Market Value per Unit(3)
Revolving Credit Facility
2012	$55,000	$2,521	—	N/A
2013 (as of September 30, 2013, unaudited)	$53,500	$3,619	—	N/A

(1)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.

(2)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(3)	Not applicable, as senior securities are not registered for public trading.

BUSINESS

General

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC for tax purposes under Subchapter M of the Code commencing with our taxable year ended December 31, 2012. We provide customized financing solutions to lower middle-market companies in the United States and Canada focused primarily on senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock and warrants.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured debt and equity investments. Unitranche debt is an instrument that combines both senior and junior secured debt into one facility. Unitranche debt is often used to finance leveraged buyouts and generally has an interest rate higher than that of typical senior debt, but lower than typical junior debt. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior, unitranche and junior secured debt of middle-market companies. We believe that our primary focus on lending to lower middle-market companies offers several advantages as compared to lending to larger companies, including more attractive economics, lower leverage, more comprehensive and restrictive covenants, relatively more expansive events of default, small debt facilities that provide us with enhanced influence over our borrower, direct access to borrower management and improved information flow. We anticipate that a significant portion of our new investments will be in non-private equity-sponsored transactions, which we believe offers more attractive economics in terms of interest rate, upfront fees and prepayment penalties than deals led by private equity sponsors. We may also invest opportunistically in attractively priced, loans to larger companies, which, we believe will enhance our geographic and industry portfolio diversification and increase our portfolio liquidity. We also have substantial strategic relationships with commercial banks across the United States through which we may source and opportunistically invest in distressed assets.

As of September 30, 2013, we had debt and equity investments in 39 portfolio companies with an aggregate fair value of $169.4 million. At September 30, 2013, our portfolio at fair value was comprised of 52.5% unitranche loans, 34.3% senior secured loans, 13.0% junior secured loans and 0.2% equity securities.

Our Advisor

Our investment activities are managed by our investment advisor, MC Advisors. MC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and their private equity sponsors, analyzing investment opportunities, structuring our investments and managing our investments and portfolio companies on an ongoing basis. MC Advisors was organized in February 2011 and is a registered investment adviser under the Advisers Act.

Under the Investment Advisory Agreement, we pay MC Advisors a base management fee and an incentive fee for its services. See “Management and Other Agreements—Investment Advisory Agreement—Management Fee” for a discussion of the base management fee and incentive fee payable by us to MC Advisors. While not expected to review or approve each investment, our independent directors will periodically review MC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

MC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Monroe Capital’s investment professionals. The senior management team of Monroe Capital, including Theodore L. Koenig and

Aaron D. Peck, provides investment services to MC Advisors pursuant to the Staffing Agreement. Messrs. Koenig and Peck have developed a broad network of contacts within the investment community and average more than 20 years of experience investing in debt and equity securities of lower middle-market companies. In addition, Messrs. Koenig and Peck have extensive experience investing in assets that will constitute our primary focus and have expertise in investing throughout all periods of the current economic cycle. MC Advisors is an affiliate of Monroe Capital and is supported by 40 experienced professionals of Monroe Capital under the terms of the Staffing Agreement. Monroe Capital’s core team of investment professionals has an established track record in sourcing, underwriting, executing and monitoring transactions. From Monroe Capital’s formation in 2004 through September 30, 2013, Monroe Capital’s investment professionals invested in over 500 loan and related investments with an aggregate principal value of over $2.0 billion.

In addition to their roles with Monroe Capital and MC Advisors, Messrs. Koenig and Peck serve as our interested directors. Mr. Koenig has more than 25 years of experience in structuring, negotiating and closing transactions on behalf of asset-backed lenders, commercial finance companies, financial institutions and private equity investors at organizations including Monroe Capital, which Mr. Koenig founded in 2004, and Hilco Capital LP, where he led investments in over 30 companies in the lower middle-market. Mr. Peck has more than 18 years of public company management, leveraged finance and commercial lending experience at organizations, including Deerfield Capital Management LLC, Black Diamond Capital Management LLC and Salomon Smith Barney Inc. See “Management—Biographical Information—Interested Directors.”

Messrs. Koenig and Peck are joined on the investment committee of MC Advisors by Michael J. Egan and Jeremy T. VanDerMeid, each of whom is a senior investment professional at Monroe Capital. Mr. Egan has more than 20 years of experience in commercial finance, credit administration and banking at organizations including Hilco Capital, The CIT Group/Business Credit, Inc., The National Community Bank of New Jersey (The Bank of New York) and KeyCorp. Mr. VanDerMeid has more than 12 years of credit and lending experience at organizations including Morgan Stanley Investment Management, Dymas Capital Management Company and Heller Financial. See “Management—Biographical Information—Investment Committee.”

About Monroe Capital

Monroe Capital, a Delaware limited liability that was founded in 2004, is a leading lender to middle-market companies. As of October 1, 2013, Monroe Capital had approximately $1.3 billion in assets under management.

Monroe Capital has maintained a continued lending presence in the lower middle-market throughout the most recent economic downturn. The result is an established lending platform that we believe generates consistent primary and secondary deal flow from a network of proprietary relationships and additional deal flow from a diverse portfolio of over 170 current investments. From Monroe Capital’s formation in 2004 through September 30, 2013, Monroe Capital’s investment professionals invested in more than 500 loan and related investments with an aggregate principal value of over $2.0 billion. The senior investment team of Monroe Capital averages more than 20 years of experience and has developed a proven investment and portfolio management process that has performed through multiple market cycles. In addition, Monroe Capital’s investment professionals are supported by administrative and back-office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.

Portfolio Composition

Our investments generally range in size from $2 million to $15 million. We may also selectively invest in or purchase larger positions, and we generally expect that the size of our larger positions will increase in proportion to the size of our capital base. Pending such investments, we may reduce debt or invest in cash, cash equivalents, U.S. government securities and other high-quality debt investments with a maturity of one year or less. In the future, we may adjust opportunistically the percentage of our assets held in various types of loans, our principal loan sources and the industries to which we have greatest exposure, based on market conditions, the credit cycle, available financing and our desired risk/return profile. The companies in which we invest may be leveraged, often as a result of leveraged buy-outs or other recapitalization transactions, and, in certain cases, will not be rated by national ratings agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national ratings agencies. See “Portfolio Companies” for a description of our current portfolio of investments.

While our primary focus is to maximize current income and capital appreciation through debt investments in thinly traded or private U.S. and Canadian companies, we may invest a portion of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies that are not thinly traded and securities of middle-market companies located outside of the United States. We expect that these public companies generally will have debt securities that are non-investment grade.

Market Opportunity

We invest primarily in senior, unitranche and junior secured debt issued to lower middle-market companies in the United States and, to a lesser extent and in accordance with the limitations on foreign investments in the 1940 Act, Canada. We believe that U.S. and Canadian lower middle-market companies comprise a large, growing and fragmented market that offers attractive financing opportunities. In addition, each of the factors set forth below suggests a large number of prospective lending opportunities for lenders, which should allow us to generate substantial investment opportunities and build an attractive portfolio of investments.

Significant Universe of Potential Borrowers. According to the U.S. Census Bureau in its 2007 economic census, the most recent figures published by the U.S. Census Bureau, there were approximately 196,000 companies in the United States with annual revenues between $10 million and $2.5 billion, compared with 1,200 companies with revenues greater than $2.5 billion. In addition, we have substantial relationships with commercial banks across the United States. We will have the opportunity to provide debt financing to their networks of middle-market clients while the banks can maintain their client relationships by providing deposit and cash management services. We believe that these relationships, coupled with an extensive network of financial intermediaries, will generate substantial originations in non-private equity-sponsored investments.

Reduced Competition Driven by Depressed Credit Cycle. We believe that the dislocation in the financial markets over the last several years has reduced the amount of credit available to middle-market companies. Many significant participants in the senior, unitranche and junior secured debt market over the past five years, such as hedge funds and managers of collateralized loan obligations, have contracted or eliminated their origination activities as investors’ credit concerns have reduced available funding. Moreover, many regional commercial banks face significant balance sheet constraints and increased regulatory scrutiny, which we believe restrict their ability to provide loans to middle-market companies. In addition, since 2007, the Federal Deposit Insurance Corporation has been appointed receiver or conservator for over 490 failed banks. We believe that the relative decline in competition will drive higher quality deal flow to us and allow for us to exercise greater selectivity throughout the investment process.

Robust Demand for Debt Capital. Private equity firms raised record amounts of equity commitments from 2006 to 2008, far in excess of the amount of equity they subsequently invested from this capital raised. We expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us. In addition, we believe there is a large pool of uninvested private equity capital available to acquire or recapitalize middle-market companies. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their investments with senior secured and junior debt and equity co-investments from other sources, such as us. Although not our primary deal source, private equity firms are one of the many origination channels through which we may source our new loan originations.

We also expect a large number of companies to seek to refinance as the debt associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008 comes due in the near term. When combined with the decreased availability of debt financing for middle-market companies described above, these factors should increase lending opportunities for us.

Middle-Market Lending Requirements. We believe that several factors render many U.S. financial institutions ill-suited to lend to lower middle-market companies. For example, based on the experience of our management team, lending to lower middle-market companies (a) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information regarding such companies, (b) requires due diligence and underwriting practices, including greater and more sustained interaction with management and more detailed and tailored financial analysis, consistent with the demands and economic limitations of the middle-market and (c) may also require more extensive ongoing monitoring by the lender. This dynamic is particularly true with respect to non-private equity-sponsored companies because many middle-market focused business development companies and other finance companies rely substantially on private equity-backed companies for deal flow. As a result, middle-market companies, and non-private equity-sponsored and lower middle-market companies in particular, have historically been served by a limited segment of the lending community.

Attractive Deal Structure and Terms. In general, based on the experiences of our management team, we believe that lower middle-market companies have less leverage on their balance sheets than large companies. Due to their smaller size, such companies also typically utilize less complicated financing arrangements, leaving them with simpler capital structures than larger companies. These loans also typically involve a small lending group, or club, which facilitates communication among the group, information flow, heightened oversight and monitoring and direct access to borrowers’ management teams as well as opportunities to obtain board seats or board observation rights with borrowers. Club transactions allow lenders in this market to customize covenant and default provisions in loan documents tailored to suit the individual borrowers. We believe this results in a better “fit” for borrowers, easier monitoring and improved overall performance for these investments. Also, we believe that as a percentage of financing transactions into which they enter, lower middle-market companies generally offer more attractive economics than large companies in terms of interest rate, upfront fees and prepayment penalties.

Investment Strategy

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation primarily through investments in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity. We also seek to invest opportunistically in attractively-priced broadly syndicated loans, which should enhance our geographic and industry portfolio diversification and increase our portfolio’s liquidity. To achieve our investment objective, we utilize the following investment strategy:

Attractive Current Yield. We believe our sourcing network allows us to enter into transactions with attractive yields and investment structures. Based on current market conditions and our pipeline of new investments, we expect our target senior and unitranche secured debt to have an average maturity of three to five years and interest rates of 9% to 15%, and we expect our target junior secured debt and unsecured subordinated debt to have an average maturity of four to seven years and interest rates of 12% to 17%. In addition, based on current market conditions and our pipeline of new investments, we expect that our target debt investments will typically have a variable coupon (with a LIBOR floor), will typically include upfront closing fees of 1% to 4% and may include PIK interest. We may also receive warrants or other forms of upside equity participation. Our transactions will generally be secured and supported by a lien on all assets and/or a pledge of company stock in order to provide priority of return and to influence any corporate actions. Although we expect to enter into transactions with the characteristics described in this paragraph, we cannot assure you that we will be able to enter into transactions on those terms or at all.

Sound Portfolio Construction. We strive to exercise discipline in portfolio creation and management and to implement effective governance throughout our business. Monroe Capital has been, and we believe that MC Advisors, which is comprised by substantially the same investment professionals who have operated Monroe Capital, is and will be, conservative in the underwriting and structuring of covenant packages in order to enable early intervention in the event of weak financial performance by a portfolio company. We seek to pursue lending opportunities selectively and to maintain a diversified portfolio. We believe that exercising disciplined portfolio management through continued intensive account monitoring and timely and relevant management reporting allows us to mitigate risks in our debt investments. In addition, we have implemented rigorous governance processes through segregation of duties, documented policies and procedures and independent oversight and review of transactions, which we believe helps us to maintain a low level of non-performing loans. We believe that Monroe Capital’s proven process of thorough origination, conservative underwriting, due diligence and structuring, combined with careful account monitoring and diversification, enables it to protect investor capital and we believe MC Advisors follows and will follow the same philosophy and processes in originating, structuring and managing our portfolio investments.

Predictability of Returns. Beyond conservative structuring and protection of capital, we seek a predictable exit from our investments. We seek to invest in situations where there are a number of potential exit options, including rapid amortization and excess cash-flow recapture resulting in full repayment or a modest refinance. We seek to structure the majority of our transactions as secured loans with a covenant package that provides for full or partial repayment upon the completion of asset sales and restructurings. Because we seek to structure these transactions to provide for contractually determined, periodic payments of principal and interest, we are less likely to depend on mergers and acquisition activity or public equity markets to exit our debt investments. As a result, we believe that we can achieve our target returns even in a period when public markets are depressed.

Competitive Strengths

We believe that we represent an attractive investment opportunity for the following reasons:

Deep, Experienced Management Team. We are managed by MC Advisors, which has access through the Staffing Agreement to Monroe Capital’s experienced team comprised of 40 professionals, including six senior partners that average more than 20 years of direct lending experience. We are led by our Chairman and Chief Executive Officer, Theodore L. Koenig, and Aaron D. Peck, our Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer. This extensive experience includes management of investments with borrowers of varying credit profiles and transactions completed in all phases of the credit cycle. Monroe Capital’s senior investment professionals provide us with a difficult-to-replicate sourcing network and a broad range of transactional, financial, managerial and investment skills. This expertise and experience is supported by administrative and back office personnel focused on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. From Monroe Capital’s formation through September 30, 2013, Monroe Capital’s investment professionals invested in more than 500 loan and related investments with an aggregate principal value of over $2.0 billion.

Differentiated Relationship-Based Sourcing Network. We believe Monroe Capital’s senior investment professionals benefit from extensive relationships with commercial banks, private equity firms, financial intermediaries, management teams and turn-around advisors. We believe that this broad sourcing network differentiates us from our competitors and offers us a diversified origination approach that does not rely on a single origination channel and offers us consistent deal flow throughout in the economic cycle. We also believe that this broad network allows us to originate a substantial number of non-private equity-sponsored investments.

Extensive Institutional Platform for Originating Middle-Market Deal Flow. Monroe Capital’s broad network of relationships and significant origination resources enable us to review numerous lending opportunities, permitting us to exercise a high degree of selectivity in terms of loans to which we ultimately commit. On average, Monroe Capital estimates that it will review approximately 1,800 investment opportunities during 2013. Monroe Capital’s over 500 previously executed transactions, over 170 of which are with current borrowers, offer us another source of deal flow, as these debt investments reach maturity or seek refinancing. As of September 30, 2013, Monroe Capital had a pipeline of over 150 transactions for an aggregate potential deal volume of greater than $3.0 billion for all funds under management. We are also positioned to benefit from Monroe Capital’s established brand name, strong track record in partnering with industry participants and reputation for closing deals on time and as committed. Monroe Capital’s senior investment professionals are complemented by extensive experience in capital markets transactions, risk management and portfolio monitoring.

Disciplined, “Credit-First” Underwriting Process. Monroe Capital has developed a systematic underwriting process that applies a consistent approach to credit review and approval, with a focus on evaluating credit first and then appropriately assessing the risk-reward profile of each loan. MC Advisors’ assessment of credit will outweigh pricing and other considerations, as we seek to minimize potential credit losses through effective due diligence, structuring and covenant design. MC Advisors seeks to customize each transaction structure and financial covenant to reflect risks identified through the underwriting and due diligence process. We also seek to actively manage our origination and credit underwriting activities through personal visits and calls on all parties involved with an investment, including the management team, private equity sponsors, if any, or other lenders.

Established Credit Risk Management Framework. We seek to manage our credit risk through a well-defined portfolio strategy and credit policy. In terms of credit monitoring, MC Advisors assigns each loan to a particular portfolio management professional and maintain an internal credit rating analysis for all loans. MC Advisors then employs ongoing review and analysis, together with monthly investment committee meetings to review the status of certain complex and challenging loans and a comprehensive quarterly review of all loan transactions. MC Advisors’ investment professionals also have significant turnaround and work-out experience, which gives them perspective on the risks and possibilities throughout the entire credit cycle. We believe this careful approach to investment and monitoring enables us to identify problems early and gives us an opportunity to assist borrowers before they face difficult liquidity constraints. By anticipating possible negative contingencies and preparing for them, we believe that we diminish the probability of underperforming assets and loan losses.

Investment Process Overview

We view our investment process as consisting of four distinct phases described below:

Origination. MC Advisors seeks to develop investment opportunities through extensive relationships with regional banks, private equity firms, financial intermediaries, management teams and other turn-around advisors. Monroe Capital has developed this network since its formation in 2004. MC Advisors manages these leads through personal visits and calls by its senior deal professionals. It is these professionals’ responsibility to identify specific opportunities, refine opportunities through due diligence regarding the underlying facts and circumstances and utilize innovative thinking and flexible terms to solve the financing issues of prospective clients. Monroe Capital’s origination professionals are located in three regions across the United States, and each originator is responsible for covering a specified target market based on geography. We believe MC Advisors’ origination professionals’ experience is vital to enable us to provide our borrowers with innovative financing solutions. We further believe that their strength and breadth of relationships across a wide range of markets will generate numerous financing opportunities and enable us to be highly selective in our lending activities. In sourcing new transactions, MC Advisors seeks opportunities to work with borrowers domiciled in the United States and Canada and typically focuses on industries in which Monroe Capital has previous lending experience.

Due Diligence. For each of our investments, MC Advisors prepares a comprehensive new business presentation, which summarizes the investment opportunity and its due diligence and risk analysis, all from the perspective of strengths, weaknesses, opportunities and threats presented by the opportunity. This presentation assesses the borrower and its management, including products and services offered, market position, sales and marketing capabilities and distribution channels; key contracts, customers and suppliers, meetings with management and facility tours; background checks on key executives; customer calls; and an evaluation of exit strategies. MC Advisors’ presentation typically evaluates historical financial performance of the borrower and includes projections, including operating trends, an assessment of the quality of financial information, capitalization and liquidity measures and debt service capacity. The financial analysis also includes sensitivity analysis against management projections and an analysis of potential downside scenarios, particularly for cyclical businesses. MC Advisors seeks to also review the dynamics of the borrowers’ industry and assess the maturity, market size, competition, technology and regulatory issues confronted by the industry. Finally MC Advisors’ new business presentation includes all relevant third-party reports and assessments, including, as applicable, analyses of the quality of earnings of the prospective borrower, a review of the business by industry experts and third-party valuations. In general, these analyses and reviews are more likely to be completed in agented or club deals in which MC Advisors will have greater access to the borrower and its management team. MC Advisors also includes in this due diligence, if relevant, field exams, collateral appraisals and environmental reviews, as well as a review of comparable private and public transactions.

Underwriting. MC Advisors uses the systematic, consistent approach to credit evaluation developed in house by Monroe Capital with a particular focus on determining the value of a business in a downside scenario. In this process, the senior investment professionals at MC Advisors bring to bear extensive lending experience with emphasis on lessons learned from the past two credit cycles. We believe that the extensive credit and work-out experience of Monroe Capital’s senior management enables us to anticipate problems and minimize risks. Monroe Capital’s underwriting professionals work closely with its origination professionals to identify individual deal strengths, risks and any risk mitigants. MC Advisors preliminarily screens transactions based on cash flow, enterprise value and asset-based characteristics, and each of these measures is developed on a proprietary basis using thorough credit analysis focused on sustainability and predictability of cash flow to support enterprise value, barriers to entry, market position, competition, customer and supplier relationships, management strength, private equity sponsor track record and industry dynamics. For asset-based transactions, MC Advisors seeks to understand current and future collateral value, opening availability and ongoing liquidity. MC Advisors documents this analysis through a new business presentation thoroughly reviewed by at least one member of its investment committee prior to proposing a formal term sheet. We believe this early involvement of the investment committee ensures that our resources and those of third parties are deployed appropriately and efficiently during the investment process and lowers execution risk for our clients. With respect to transactions reviewed by MC Advisors, we expect that only 10% of our sourced deals will reach the formal term sheet stage.

Credit Approval/Investment Committee Review. MC Advisors employs a standardized, structured process developed by Monroe Capital when evaluating and underwriting new investments for our portfolio. MC Advisors’ investment committee considers its comprehensive new business presentation to approve or decline each investment. This committee includes Messrs. Koenig, Peck, Egan and VanDerMeid. The committee is committed to providing a prompt turnaround on investment decisions. Each meeting to approve an investment requires a quorum of at least three members of the investment committee, and each investment must receive unanimous approval by such members of the investment committee.

The following chart illustrates the stages of MC Advisors’ evaluation process:

Execution. We believe Monroe Capital has developed a strong reputation for closing deals as proposed, and we intend to continue this tradition. Through MC Advisors’ consistent approach to credit evaluation and underwriting, we seek to close deals as fast or faster than competitive financing providers while maintaining the discipline with respect to credit, pricing and structure necessary to ensure the ultimate success of the financing. Upon completion of final documentation, a loan will typically be funded upon the initialing of the new business presentation by our appropriate senior officers and confirmation of the flow of funds and wire transfer mechanics.

Monitoring. We benefit from the portfolio management system already in place at Monroe Capital. This monitoring includes meetings on at least a monthly basis between the responsible analyst and our portfolio company to discuss market activity and current events. MC Advisors’ portfolio management staff closely monitors all credits, with senior portfolio managers covering agented and more complex investments. MC Advisors’ segregates our capital markets investments by industry. MC Advisors’ monitoring process and projections developed by Monroe Capital both have daily, weekly, monthly and quarterly components and related reports, each to evaluate performance against historical, budget and underwriting expectations. MC Advisors’ analysts monitor performance using standard industry software tools to provide consistent disclosure of performance. MC Advisors also monitors our investment exposure daily using a proprietary trend analysis tool. When necessary, MC Advisors updates our internal risk ratings, borrowing base criteria and covenant compliance reports.

As part of the monitoring process, MC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on an internal proprietary system that uses the following categories, which we refer to as MC Advisors’ investment performance rating:

Investment Performance Rating	Definition
Grade 1	Includes investments exhibiting the least amount of risk in our portfolio. The issuer is performing above expectations or the issuer’s operating trends and risk factors are generally positive.

Grade 2	Includes investments exhibiting an acceptable level of risk that is similar to the risk at the time of origination. The issuer is generally performing as expected or the risk factors are neutral to positive.

Grade 3	Includes investments performing below expectations and indicates that the investment’s risk has increased somewhat since origination. The issuer may be out of compliance with debt covenants; however, scheduled loan payments are generally not past due.

Grade 4	Includes an issuer performing materially below expectations and indicates that the issuer’s risk has increased materially since origination. In addition to the issuer being generally out of compliance with debt covenants, scheduled loan payments may be past due (but generally not more than six months past due). For grade 4 investments, we intend to increase monitoring of the issuer.

Grade 5	Indicates that the issuer is performing substantially below expectations and the investment risk has substantially increased since origination. Most or all of the debt covenants are out of compliance or payments are substantially delinquent. Investments graded 5 are not anticipated to be repaid in full, and we will reduce the fair market value of the loan to the amount we expect to recover.

Our investment performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

In the event of a delinquency or a decision to rate a loan grade 4 or grade 5, the applicable analyst, in consultation with a member of the investment committee, develops an action plan. Such a plan may require a meeting with the borrower’s management or the lender group to discuss reasons for the default and the steps management is undertaking to address the under-performance, as well as required amendments and waivers that may be required. In the event of a dramatic deterioration of a credit, MC Advisors forms a team or engages outside advisors to analyze, evaluate and take further steps to preserve its value in the credit. In this regard, we would expect to explore all options, including in a private equity sponsored investment, assuming certain responsibilities for the private equity sponsor or a formal sale of the business with oversight of the sale process by us. Several of Monroe Capital’s professionals are experienced in running work-out transactions and bankruptcies.

The following table shows the distribution of our initial portfolio of investments we have acquired on the 1 to 5 investment performance rating scale at fair value:

	As of September 30, 2013		As of December 31, 2012
Investment Performance Rating	Investments at Fair Value (dollars in thousands)	Percentage of Total Portfolio	Investments at Fair Value (dollars in thousands)	Percentage of Total Portfolio
1	—	—	$4,414	3.3%
2	$158,115	93.3%	125,301	94.4
3	11,318	6.7%	3,037	2.3
4	—	—	—	—
5	—	—	—	—

Total	$169,433	100.0%	$132,752	100.0%

Our investment performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

Investment Structure

We structure our investments, which typically have maturities of three to seven years, as follows:

Senior Secured Loans. We structure these investments as senior secured loans. We obtain security interests in the assets of the portfolio company borrowers that serve as collateral in support of the repayment of such loans. This collateral may take the form of first-priority liens on the assets of the portfolio company borrower. Our senior secured loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity.

Unitranche Loans. We structure our unitranche loans as senior secured loans. We obtain security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of a portfolio company. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases we, together with our affiliates, are the sole or majority lender of our unitranche loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

Junior Secured Loans. We structure these investments as junior secured loans. We obtain a security interest in the assets of these portfolio companies that serves as collateral in support of the repayment of such loans. This collateral may take the form of second priority liens on the assets of a portfolio company. These loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity.

Warrants and Equity Co-Investment Securities. In some cases, we may also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In other cases, we may make a minority equity co-investment in the portfolio company in connection with a loan.

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

•	selecting investments that we believe have a very low probability of loss;

•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk; and

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Competition

We compete with a number of specialty and commercial finance companies to make the types of investments that we make in middle-market companies, including business development companies, traditional commercial banks, private investment funds, regional banking institutions, small business investment companies, investment banks and insurance companies. Additionally, with increased competition for investment opportunities, alternative investment vehicles such as hedge funds may invest in areas they have not traditionally invested in or from which they had withdrawn during the recent economic downturn, including investing in middle-market companies. As a result, competition for investments in lower middle-market companies has intensified, and we expect that trend to continue. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us.

We use the expertise of our investment professionals to assess investment risks and determine appropriate pricing and terms for investments in our loan portfolio. In addition, we expect that the relationships of our senior professionals will enable us to learn about, and compete effectively for, investment opportunities with attractive middle-market companies, independently or in conjunction with our private equity clients. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Relating to Our Business and Structure—We operate in a highly competitive market for investment opportunities, which could reduce returns in losses.”

Information Technology

We utilize a number of industry standard practices and software packages to secure, protect, manage and back up all corporate data. We outsource our information technology function to monitor and maintain our systems efficiently. Also, we conduct a daily backup of our systems to ensure the security and stability of the network. Our system provider performs this backup off site.

Staffing and Administration

We do not currently have any employees. MC Management, an affiliate of Monroe Capital, provides access to Monroe Capital’s investment professionals and the administrative services necessary for us to operate pursuant to the Staffing Agreement and the Administration Agreement. The Staffing Agreement provides us with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by Monroe Capital and its affiliates in the ordinary course of their businesses and commits the members of MC Advisors’ investment committee to serve in that capacity. Mr. Koenig serves as our Chairman and Chief Executive Officer and also currently serves as the managing member and a partner of each of MC Advisors, Monroe Capital and MC Management. Mr. Peck serves as our Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer and is an employee of Monroe Capital and performs his functions as Chief Financial Officer and Chief Compliance Officer pursuant to the Staffing Agreement.

In addition, under the Administration Agreement, MC Management furnishes us with office facilities and equipment and provides us clerical, bookkeeping, recordkeeping and other administrative services at such facilities. MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records we are required to maintain and preparing our reports to our stockholders and reports filed with the SEC. MC Management also assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, prints and disseminates reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

MC Management may retain third parties to assist in providing administrative services to us. To the extent that MC Management outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to MC Management. We reimburse MC Management for the allocable portion (subject to the review and approval of our board of directors) of MC Management’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. Amounts payable to MC Management in any quarter through the quarter ending December 31, 2013 will not exceed the greater of (i) 0.375% of our average assets for such quarter and (ii) $375,000. MC Management also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance.

Properties

We do not own any real estate or other physical properties materially important to our operation. The principal executive offices of Monroe Capital are located in at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. Monroe Capital and its affiliates currently have additional offices in Boston, Massachusetts; Charlotte, North Carolina; New York, New York; Los Angeles, California; Atlanta, Georgia; and Dallas, Texas. Our administrator furnishes us office space, and we reimburse it for such costs on an allocated basis.

Legal Proceedings

We, MC Advisors and MC Management are not subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2013, for each portfolio company in which we had a debt or equity investment. Other than equity investments, we expect that our only formal relationships with our portfolio companies will be the managerial assistance we may provide, and the board observation or participation rights we may receive. We do not “control” and are not an “affiliate” of any of our portfolio companies, as each term is defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25.0% in voting securities and would be an “affiliate” of a portfolio company if we owned 5.0% or more of its voting securities. The loans in our current portfolio were either acquired in our initial portfolio from affiliates of Monroe Capital or originated or purchased in the secondary market.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity Date	Principal Due at Maturity	Fair Value of Investment
					(dollars in thousands)
Accutest Holdings, Inc. 2235 U.S. Highway 130 Dayton, NJ 08810	Services Business	Unitranche(1)	9.00% (LIBOR + 7.50%, 1.50% Floor)	06/05/2018	$7,725	$7,841

Alora Pharmaceuticals, LLC 11675 Great Oaks Way, Suite 144 Alpharetta, GA 30022	Healthcare & Pharmaceuticals	Senior Secured	10.00% (LIBOR + 9.00%, 1.00% Floor)	09/13/2018	12,115	11,843

		Revolver	10.00% (LIBOR +9.00%, 1.00% Floor)	09/13/2018	—	—

American Dental Partners, Inc. 401 Edgewater Place, Suite 430 Wakefield, MA 01880	Healthcare and Pharmaceuticals	Senior Secured	6.00% (LIBOR + 5.00%, 1.00% Floor)	02/09/2018	2,921	2,864

Clondalkin Acquisition B.V. Ito Tower, 9th Floor Gustav Mahlerplein 68 1082MA Amsterdam, The Netherlands	Containers, Packaging & Glass	Junior Secured	10.00% (LIBOR + 8.75%, 1.25% Floor)	11/30/2020	2,000	1,950

Collaborative Neuroscience Network, LLC 12772 Valley View Street #3 Garden Grove, CA 92845	Healthcare and Pharmaceuticals	Unitranche(1)	11.50% (LIBOR + 10.00%, 1.50% Floor)	12/27/2017	9,625	9,741

Confie Seguros Holdings II Co. 6722 Orangethorpe Avenue, Suite 200 Buena Park, CA 90620	Banking, Finance, Insurance & Real Estate	Junior Secured	10.25% (LIBOR + 9.00%, 1.25% Floor)	05/08/2019	2,969	2,986

Conisus, LLC 1300 Parkwood Circle SE, Suite 450A Atlanta, GA 30339	Media: Advertising, Printing & Publishing	Unitranche(1)	8.50% (LIBOR + 7.25%, 1.25% Floor)	12/27/2017	7,600	7,676

Consolidated Glass Holdings, Inc. 616 Selfield Road Selma, AL 36703	Capital Equipment	Unitranche(1)	11.50% (LIBOR + 10.50%, 1.00% Floor)	04/17/2017	4,589	4,534

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity Date	Principal Due at Maturity	Fair Value of Investment
					(dollars in thousands)

CSM Bakery Supplies, LLC 1912 Montreal Road W Tucker, GA 30084	Beverage, Food & Tobacco	Junior Secured	8.50% (LIBOR +7.50%, 1.00% Floor)	07/03/2021	3,000	2,994

Fabco Automotive Corp, LLC 151 Lawrence Drive Livermore, CA 94551	Automotive	Unitranche(1)	9.25% (LIBOR + 8.25%, 1.00% Floor)	04/03/2017	7,781	7,692

Fineline Technologies, Inc. 3145 Medlock Bridge Road Norcross, GA 30071	Consumer Goods: Non- Durable	Senior Secured	8.00% (LIBOR + 6.75%, 1.25% Floor)	05/06/2017	5,404	5,412

Forbes Media LLC 60 Fifth Avenue New York, NY 10011	Media: Advertising, Printing & Publishing	Unitranche(1)	11.75% (LIBOR + 10.25%, 1.50% Floor)	07/31/2017	7,000	6,944

FTJFundChoice, LLC 2300 Litton Lane, Suite 102 Hebron, KY 41048	Banking, Finance, Insurance & Real Estate	Unitranche(1)	11.75% (LIBOR + 10.25%, 1.50% Floor)	07/17/2017	3,000	3,060

Genex Services, Inc. 440 E. Swedesford Road Wayne, PA 19087	Banking, Finance, Insurance & Real Estate	Junior Secured	9.25% (LIBOR +8.25%, 1.00% Floor)	01/26/2019	750	754

Hoffmaster Group, Inc. 2920 N. Main Street Oshkosh, WI 54901	Consumer Goods: Non- Durable	Senior Secured	6.50% (LIBOR +5.25%, 1.25% Floor)	01/03/2018	1,000	999

LAI International, Inc. 14350 N. 87th Street, Suite 105 Scottsdale Airpark Scottsdale, AZ 85269	Services: Business	Unitranche(1)	10.75% (LIBOR + 9.25%, 1.50% Floor)	02/27/2017	4,313	3,922

Latisys Holdings Corp. 393 Inverness Parkway Englewood, CO 80112	High Tech Industries	Senior Secured	6.50% (LIBOR +5.25%, 1.25% Floor)	03/16/2019	1,995	1,995

Monte Nido Residential Center, LLC 27162 Sea Vista Drive Malibu, CA 90265	Services: Consumer	Unitranche(1)	9.50% (LIBOR + 8.50%, 1.00 Floor)	12/21/2017	9,479	9,445

		Class A Common Units	—	—	—	74

MooreCo, Inc. 2885 Lorraine Avenue Temple, TX 76501	Consumer Goods: Durable	Unitranche(1)	15.00% (LIBOR + 11.00%, 1.50% Floor, 2.50% PIK)	12/27/2017	5,140	5,163

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity Date	Principal Due at Maturity	Fair Value of Investment
					(dollars in thousands)

National Veterinary Associates, Inc. 29229 Canwood Street, Suite 100 Agoura Hills, CA 91301	Services: Consumer	Senior Secured	6.25% (LIBOR + 5.00%, 1.25% Floor)	12/06/2017	1,985	1,985

Northland Cable Television, Inc. and Affiliates 101 Stewart Street, Suite 700 Seattle, WA 98101	Telecommunications	Senior Secured	7.75% (LIBOR + 6.00%, 1.75% Floor)	12/30/2016	3,755	3,755

Ozburn-Hessey Holding Company LLC 7101 Executive Center Drive, Suite 333 Brentwood, TN 37027	Transportation: Cargo	Senior Secured	6.75% (LIBOR + 5.50%, 1.25% Floor)	05/23/2019	1,496	1,500

The Petroleum Place, Inc. 1221 Lamar, Suite 1400 Houston, TX 77010	Energy: Oil & Gas	Junior Secured	10.00% (LIBOR + 8.75, 1.25% Floor)	05/20/2019	4,500	4,545

Phillips & Temro Industries, Inc. 9700 West 74th Street Eden Prairie, MN 55344	Automotive	Senior Secured	7.25% (LIBOR + 5.75%, 1.50% Floor)	02/09/2017	3,750	3,750

Playtime, LLC 13310 James East Casey Avenue Englewood, CO 80112	Hotels, Gaming & Leisure	Unitranche(1) Term Loan	9.00% (LIBOR + 7.50%, 1.50% Floor)	12/04/2017	7,077	7,148

		Preferred Units	—	—	—	200

PPT Management, LLC (ProPT) 21-42 Utopia Parkway Bayside, NY 11357	Healthcare and Pharmaceuticals	Senior Secured	8.50% (LIBOR + 7.00%, 1.50% Floor)	10/31/2016	4,836	4,836

Pre-Paid Legal Services, Inc. (Legal Shield) One Pre-Paid Way Ada, OK 74820	Services: Consumer	Junior Secured	9.75% (LIBOR + 8.50%, 1.25% Floor)	07/01/2020	3,000	2,978

Reliance Communications, LLC 718 University Avenue Los Gatos, CA 65032	High Tech Industries	Senior Secured	8.00% (LIBOR + 7.00%, 1.00% Floor)	12/18/2017	3,202	3,202

		Senior Secured	12.50% (LIBOR + 11.50%, 1.00% Floor)	12/18/2017	1,667	1,667

Road Infrastructure Investment, LLC 115 Todd Court Thomasville, NC 27360	Chemicals, Plastics & Rubber	Junior Secured	10.25% (LIBOR +9.00%, 1.25% Floor)	09/30/2018	1,000	1,010

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity Date	Principal Due at Maturity	Fair Value of Investment
					(dollars in thousands)

Rocket Dog Brands, LLC 24610 Industrial Boulevard Hayward, CA 94545	Consumer Goods: Non-Durable	Senior Secured	10.50% (LIBOR + 8.50%, 2.00% Floor)	03/31/2014	195	175

		Senior Secured	10.50% (LIBOR + 8.50%, 2.00% Floor)	03/31/2014	2,992	2,687

StoneRiver Group, L.P. 555 Corporate Drive Kalispell, MT 59901	Services: Business	Junior Secured	8.50% (LIBOR + 7.25%, 1.25% Floor)	05/30/2020	500	509

SumTotal Systems, LLC 2850 NW 43rd Street, Suite 150 Gainesville, FL 32606	High Tech Industries	Junior Secured	10.25% (LIBOR + 9.00%, 1.25% Floor)	05/16/2019	2,750	2,743

Surgical Specialties Corporation (US), Inc. 601 108th Avenue NE, Suite 1900 Bellevue, WA 98004	Healthcare & Pharmaceuticals	Senior Secured	7.25% (LIBOR +5.75%, 1.50% Floor)	08/22/2018	4,938	4,999

The Tie Bar Operating Company, LLC 123 Ambassador Drive, Suite 123 Naperville, IL 60540	Retail	Unitranche(1)	9.75% (LIBOR + 8.50%, 1.25% Floor)	6/25/2018	5,100	5,095

		Class A Preferred Units	—	—	—	126

		Class B Preferred Units	—	—	—	2

TPP Acquisition, Inc. 2703 Telecom Parkway, Suite 190 Richardson, TX 75082	Retail	Unitranche(1)	10.50% (LIBOR + 9.00%, 1.50% Floor)	12/17/2017	6,596	6,573

Trico Products Corporation 3255 W. Hamlin Road Rochester Hills, MI 48309	Automotive	Senior Secured	6.25% (LIBOR +4.75%, 1.50% Floor)	07/22/2016	2,959	2,930

Update, Inc. 1040 Avenue of the Americas New York, NY 10018	Services: Business	Unitranche	9.25% (LIBOR + 7.75%, 1.50% Floor)	3/14/2018	4,049	4,081

US Renal Care, Inc. 2400 Dallas Parkway, #350 Plano, TX 75093	Healthcare & Pharmaceuticals	Junior Secured	8.50% (LIBOR +7.50%, 1.00% Floor)	01/03/2020	1,500	1,512

Zest Holdings, LLC 2061 Wineridge Place Escondido, CA 92029	Consumer Goods: Durable	Senior Secured	6.50% (LIBOR +5.50%, 1.00% Floor)	08/16/2020	3,563	3,536

				TOTAL	$169,816	$169,433

(1)	For these unitranche loans, we own a senior last-out tranche which can result in an effective yield that is higher than the listed interest rate. The effective cash yield on the unitranche loans in the portfolio range from approximately 9.0% to 17.4% with a weighted average yield of approximately 12.3% as of September 30, 2013.
(2)	At September 30, 2013, the majority of the investments bore interest at a rate that may be determined by reference to London Interbank Offered Rate (LIBOR), which reset daily, monthly, quarterly, or semiannually. For each investment bearing interest determined by reference to LIBOR, we have provided the spread over LIBOR and the weighted average current contractual interest rate in effect at September 30, 2013. Certain investments are subject to a LIBOR or prime rate interest rate floor.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5.0% of our total assets as of September 30, 2013:

Alora Pharmaceuticals, LLC develops and manufactures pharmaceuticals, including prenatal vitamins, nutraceuticals, dermatologics and gastroenterologics.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors consists of seven members, four of whom are not “interested persons” of us, MC Advisors or their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” Our board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of our board of directors include oversight of our investment activities, quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by MC Advisors as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing enterprise risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of MC Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The board of directors has established an audit committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. Theodore L. Koenig, an interested person of Monroe Capital Corporation, serves as Chairman of the board of directors. The board of directors believes that it is in the best interests of our investors for Mr. Koenig to lead the board of directors because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. The board of directors does not have a lead independent director. However, Thomas J. Allison, the chairman of the audit committee, is an independent director and acts as a liaison between the independent directors and management between meetings of the board of directors and is involved in the preparation of agendas for board and committee meetings. The board of directors believes that its leadership structure is appropriate in light of the characteristics and circumstances of Monroe Capital Corporation because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The board of directors also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between MC Advisors and the board of directors.

Board of Directors

Under our charter and bylaws, our directors are divided into three classes. At each annual meeting, directors will be elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Term Expires
Interested Directors
Theodore L. Koenig	55	Chairman of the board of directors and Chief Executive Officer	2011	2015

Aaron D. Peck	43	Director, Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer	2012	2014
Jeffrey D. Steele	53	Director	2012	2015

Independent Directors
Thomas J. Allison	62	Director	2013	2016
Jeffrey A. Golman	58	Director	2012	2014
Robert S. Rubin	57	Director	2012	2014
Jorde M. Nathan	50	Director	2013	2016

The address for each of our directors is c/o Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, IL 60606.

Biographical Information

The board of directors has determined that each of the directors is qualified to serve as our director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors has determined that each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Mr. Allison serves as our Audit Committee Chairperson. From 2006 until his retirement in 2012, Mr. Allison served as Executive Vice President and Senior Managing Director of Mesirow Financial Consulting, LLC, a full-service financial and operational advisory consulting firm headquartered in Chicago. At Mesirow, Mr. Allison managed complex turnaround situations and advised on major reorganizations and insolvencies. He also served as CEO, CFO or CRO for several clients. From 2002 to 2006, Mr. Allison served as National Practice Leader of the restructuring practice of Huron Consulting Group. From 1988 to 2002, he served in a variety of roles at Arthur Andersen, LLC, including Partner-in-Charge, Central Region Restructuring Practice. Earlier in his career, Mr. Allison served in various capacities at Coopers & Lybrand, First National Bank of Chicago and the Chicago Police Department. Mr. Allison has previously served as Chairman of the Association for Certified Turnaround Professionals, Chairman and Director of the Turnaround Management Association, is a Fellow in the American College of Bankruptcy and has taught as a guest lecturer at Northwestern University and DePaul University. Mr. Allison received his bachelor of science in commerce and his master of business administration from DePaul University. Mr. Allison’s extensive turnaround and restructuring experience, financial leadership and corporate finance experience provide our board of directors with valuable industry knowledge and practical insight.

Jeffrey A. Golman serves as our Nominating and Corporate Governance Committee Chairperson. Since 2001, Mr. Golman has served as Vice Chairman and head of Investment Banking of Mesirow Financial, Inc., a diversified financial services firm headquartered in Chicago. Prior to his time with Mesirow Financial, Mr. Golman co-founded GGW Management Partners, LLC, a management-oriented investment group formed in partnership with Madison Dearborn Partners, Willis Stein & Partners and The Pritzker Organization, and was Managing Director with Lazard Frères & Co., LLC from 1989 to 1999. From 1981 to 1988, Mr. Golman worked with Salomon Brothers’ Chicago Banking Group, rising to the level of Vice President. Prior to that time, Mr. Golman practiced corporate and tax law in Chicago. Mr. Golman is a director of the Cystic Fibrosis Foundation Leadership Council’s Greater Illinois Chapter. Mr. Golman is also a member of The Economic Club of Chicago, a member of the University of Illinois Foundation and a member of the Development Council of B.U.I.L.D., Inc. (Broader Urban Involvement and Leadership Development), a non-profit organization which helps at-risk youth realize their potential and contributes to the stability, safety and well-being of our communities. Mr. Golman also serves on the Advisory Board of DHR International, Inc. in an advisory position and as a member of the Law Board of Northwestern University School of Law. Mr. Golman received his bachelor of science in accounting from the University of Illinois in Champaign-Urbana and received his juris doctor from Northwestern University. Mr. Golman brings extensive capital markets and middle market investment banking experience to our board.

Jorde M. Nathan was a Managing Director of Barclays Bank, a major global financial services provider, from 2008 until his retirement in 2012. From 1993 until 2008, Mr. Nathan was employed by Lehman Brothers Inc., and served as a Managing Director of distressed, high yield and leverage loan sales and trading. From 1985 to 1993, Mr. Nathan served in various capacities as a First Scholar at The First National Bank of Chicago, ultimately serving as head of trading for bank loans. Mr. Nathan graduated Phi Beta Kappa with an AB degree in Chinese Language and Economics from Amherst College and earned his master of business administration from the University of Chicago. Mr. Nathan is a member of the national board and serves as chairman of the central region of the Friends of Israel Defense Forces. Mr. Nathan’s significant capital markets and leveraged loan experience provides our board of directors with industry knowledge and practical insight.

Robert S. Rubin is currently managing principal of the Diamond Group, an investment group that operates various companies and partnerships engaged in asset management and real estate investments. Mr. Rubin has been Managing Principal of the Diamond Group since 1999, and has acted as President of the various operating companies and special purpose investment vehicles that comprise the Diamond Group, including serving as a member of the board of Diamond Bancorp, Inc. and Diamond Bank, FSB (formerly North Federal Savings Bank) in Chicago since 2004. From 1997 to 1998, Mr. Rubin founded and ran a boutique derivatives advisory firm called Prospect Park Capital Advisors, and from 1991 to 1997 co-founded and ran Horizon Advisors, a hedge fund and commodity trading advisor. From 1986 to 1991, Mr. Rubin worked at Nomura Securities in the Global Syndicate and New Products Department, where he co-founded and served on the board of Nomura Capital Services Inc., the first Japanese dealer in derivative products. From 1983 to 1986, Mr. Rubin worked at First National Bank of Chicago (now a part of JPMorgan Chase Bank, N.A.). Mr. Rubin currently serves on the boards of the Parsons Water Fund and the Aleh Foundation, which supports facilities for developmentally disabled children and adults in Israel. Mr. Rubin received his bachelor of arts from Harvard College in 1978 and his master of business administration from the University of Chicago in 1986. Mr. Rubin brings extensive capital markets, risk management and business operating experience to our board.

Interested Directors

Theodore L. Koenig serves as our President and Chief Executive Officer. Since founding Monroe Capital in 2004, Mr. Koenig has served continuously as its President and Chief Executive Officer. Prior to founding Monroe Capital, Mr. Koenig served as the President and Chief Executive Officer of Hilco Capital LP from 1999 to 2004, where he invested in distressed debt, junior secured debt and unsecured subordinated debt transactions. From 1986 to 1999, Mr. Koenig was a partner with the Chicago-based corporate law firm, Holleb & Coff. Mr. Koenig is a past President of the Indiana University Kelley School of Business Alumni Club of Chicago. He currently serves as director of the Commercial Finance Association and is a member of the Turnaround Management Association, the

Association for Corporate Growth and the American Bankruptcy Institute. Mr. Koenig also serves on the Dean’s Advisory Council, Kelley School of Business; Board of Overseers, Chicago-Kent School of Law; and as Vice Chairman of the Board of Trustees of Allendale School, a non-profit residential and educational facility for emotionally troubled children in the greater Chicago area. He is also a Certified Public Accountant. Mr. Koenig received a bachelor of science in accounting, with high honors, from Indiana University and earned a juris doctor, with honors, from Chicago Kent College of Law. Mr. Koenig’s depth of experience investing in a variety of debt transactions as well as his legal background provides our board of directors with valuable experience, insight and perspective.

Aaron D. Peck serves as our Chief Financial Officer, Chief Investment Officer and Chief Compliance Officer. Mr. Peck has been a managing director of Monroe Capital since September 2012, where he is responsible for portfolio management and strategic initiatives. From 2002 to 2003 and from 2004 to June 2011, Mr. Peck worked in various capacities at Deerfield Capital Management LLC, including serving as its Co-Chief Investment Officer and as Managing Director of its Middle Market Lending Group. He also helped establish and served as chief portfolio manager for Deerfield Capital Corp. (fka Deerfield Triarc Capital Corp.), a publicly traded, externally managed specialty finance hybrid mortgage REIT. For Deerfield Capital Corp., Mr. Peck was the primary point of contact for institutional and retail investors, equity research analysts, investment bankers and lenders. Mr. Peck also served as a member of Deerfield Capital’s Executive Committee, Investment Committee and Risk Management Committee. From 2003 to 2004, Mr. Peck served as Senior Director of AEG Investors LLC and led the company’s efforts in acquiring distressed middle market loans. From 2001 to 2002, Mr. Peck was a senior research analyst at Black Diamond Capital Management LLC. Prior to that, Mr. Peck worked in leveraged credit at several investment firms including Salomon Smith Barney, Merrill Lynch, ESL Investments and Lehman Brothers. Mr. Peck received his bachelor of science in commerce from the University of Virginia, McIntire School of Commerce and received a master of business administration with honors from The University of Chicago, Graduate School of Business. Mr. Peck’s extensive experience in public company management, capital markets, risk management and financial services gives the board of directors valuable industry knowledge, expertise and insight.

Jeffrey D. Steele has served as Executive Vice President and Managing Director of The Private Bank, a commercial bank headquartered in Chicago, since 2007. Mr. Steele was a founding member of The Private Bank’s Transitional Management Team, and is currently a member on the bank’s Executive Committee and Loan Committee, where his responsibilities include operations, compliance, bank-wide performance and credit approval. From 1992 to 2007, Mr. Steele worked in various capacities at LaSalle Bank, N.A., including serving as Group Senior Vice President from 2001 to 2007. From 1982 to 1992, he served in a variety of roles at National Boulevard Bank of Chicago, including Vice President and Co-Head of Commercial Banking. Mr. Steele has previously served as a board member of the Better Government Association in Chicago and has taught as a guest lecturer at Indiana University Kelley School for Business and the University of Iowa Tippie College of Business. Mr. Steele received his bachelor of science in finance from Indiana University and completed a graduate program in banking management at the Stonier Graduate School of Banking. Mr. Steele brings extensive middle market commercial banking and corporate finance experience to our board of directors.

Audit Committee

Thomas J. Allison, Jeffrey A. Golman and Robert S. Rubin serve as members of our audit committee. Mr. Allison serves as chairman of the audit committee. The members of the audit committee are independent directors, each of whom meets the independence standards established by the SEC and The Nasdaq Stock Market for audit committees and is independent for purposes of the 1940 Act. Mr. Steele serves as chairman of the audit committee. Our board of directors has determined that each of the members of our audit committee is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of independent valuation firms to help them determine the fair value of these securities. The audit committee charter is available on our corporate website.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Jeffrey A. Golman, Jorde M. Nathan and Robert S. Rubin, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance regulations. Mr. Golman serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The nominating and corporate governance committee charter is available on our corporate website.

The nominating and corporate governance committee considers nominees to the board of directors recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Compensation Committee

We do not have a compensation committee because our executive officers will not receive any direct compensation from us. Our executive officers are paid by MC Advisors.

Compensation of Executive Officers

None of our executive officers receives direct compensation from us. The compensation of our chief financial officer and chief executive officer is paid and set by MC Advisors and is subject to reimbursement by us of an allocable portion of such compensation for services rendered to us.

Compensation of Directors

Each independent director and each interested director who is not an employee of our Investment Advisor or any of its affiliates, receives an annual retainer of $20,000 for serving on the board of directors and a $1,000 fee for each meeting attended. The chair of our audit committee receives a $15,000 annual retainer and the chair of our nominating and corporate governance committee receives a $5,000 annual retainer. Mr. Steele, who is not an employee of us, the Investment Advisor or its affiliates, is the only interested director that currently receives director compensation. “Interested Directors” that are employees of the Investment Advisor or its affiliates do not receive additional compensation for service as a member of our board of directors. We also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time-to-time.

Investment Committee

The investment committee of MC Advisors responsible for our investments meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by MC Advisors on our behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by MC Advisors and monitors the performance of our investment portfolio. The investment committee consists of Messrs. Koenig, Peck, Egan and VanDerMeid.

Information regarding members of MC Advisors’ investment committee who are not also our directors is as follows:

Michael J. Egan has more than 20 years of experience in commercial finance, credit administration and banking. Mr. Egan joined Monroe Capital in 2004 and is responsible for credit policies and procedures along with portfolio and asset management. Mr. Egan also served as Executive Vice President and Chief Credit Officer of Hilco Capital from 1999 to 2004. Prior to joining Hilco Capital LP, Mr. Egan was with The CIT Group/Business Credit, Inc. for a ten-year period beginning in 1989, where he served as Senior Vice President and Regional Manager for the Midwest U.S. Region responsible for all credit, new business and operational functions. Prior to joining The CIT Group, Mr. Egan was a commercial lending officer with The National Community Bank of New Jersey (The Bank of New York) and a credit analyst with KeyCorp, where he completed a formal management and credit training program.

Jeremy T. VanDerMeid has more than 12 years of lending and corporate finance experience and is responsible for portfolio management, capital markets and all trading functions for Monroe Capital. Prior to joining Monroe Capital in 2007, Mr. VanDerMeid was with Morgan Stanley Investment Management in the Van Kampen Senior Loan Group. Mr. VanDerMeid managed a portfolio of bank loans for Van Kampen and also led the firm’s initiative to increase its presence with middle-market lenders and private equity firms. Prior to his work at Morgan Stanley, he worked for Dymas Capital and Heller Financial where he originated, underwrote, and managed various middle-market debt transactions.

Portfolio Management

Each investment opportunity requires the consensus and receives the unanimous approval of MC Advisors’ investment committee. Follow-on investments in existing portfolio companies require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, the investment committee oversees any temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. The day-to-day management of investments approved by the investment committee is overseen by the investment committee. Biographical information with respect to the investment committee is set forth under “—Biographical Information — Interested Directors” and “—Investment Committee.”

Each of Messrs. Koenig, Peck, Egan and VanDerMeid has ownership and financial interests in, and may receive compensation and/or profit distributions from, MC Advisors. None of Messrs. Koenig, Peck, Egan and VanDerMeid receives any direct compensation from us.

The table below shows the dollar range of shares of our common stock beneficially owned by each member of the investment committee of MC Advisors responsible for our investments as of the end of our most recently completed fiscal year.

Investment Committee of MC Advisors	Dollar Range of Equity Securities in Monroe Capital Corporation (1)(2)
Theodore L. Koenig	over $1,000,000
Aaron D. Peck	$50,001-$100,000
Michael J. Egan	$100,001-$500,000
Jeremy T. VanDerMeid	$10,001-$50,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001—$500,000; $500,001—$1,000,000 or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned by the members of our investment committee is based on a stock price of $14.83 per share as of December 31, 2012.

Messrs. Koenig, Egan and VanDerMeid are also primarily responsible for the day-to-day management of two other pooled investment vehicles and other accounts in which their affiliates may receive incentive fees, with a total amount of approximately $652.7 million of capital under management as of December 31, 2012.

MANAGEMENT AND OTHER AGREEMENTS

MC Advisors is located at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606. MC Advisors is a registered investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, MC Advisors manages our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, MC Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	assists us in determining what securities we purchase, retain or sell;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	executes, closes, services and monitors the investments we make.

MC Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Investment Advisory Agreement

Management and Incentive Fee

Under the Investment Advisory Agreement with MC Advisors and subject to the overall supervision of our board of directors, MC Advisors provides investment advisory services to us. For providing these services, MC Advisors receives a fee from us, consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% based on the average value of our total assets (including assets purchased with borrowed amounts and not including cash and cash equivalents). The base management fee is payable quarterly in arrears.

The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the preceding quarter subject to a total return requirement. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that we have not yet received in cash. MC Advisors is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.

The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our preincentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation and MC Advisors will not be paid an income incentive fee on any distribution that is characterized as a return of an investor’s capital. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2% per quarter (8% annually). If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for MC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) used to calculate the 1.75% base management fee.

We pay MC Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2% (8% annually);

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide MC Advisors with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

These calculations are adjusted for any share issuances or repurchases during the quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Pre-Incentive Fee Net Investment Income

Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory and management agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to MC Advisors, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee before Total Return Requirement Calculation

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 2%

Management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.6125%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.0%

Hurdle rate(1) = 2%

Management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.3625%

Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(4)

                              = 100% × (2.3625% – 2%)

                               = 0.3625%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income-related portion of the incentive fee is 0.3625%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate(1) = 2%

Management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-incentive fee net investment income

    (investment income – (management fee + other expenses)) = 2.8625%

Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(3) Incentive fee = 100% × “catch-up” + (20% × (Pre-incentive fee net investment Income –

2.5%))

“Catch-up” = 2.5% – 2%

                        = 0.5%

Incentive fee = (100% × 0.5%) + (20% × (2.8625% – 2.5%))

                         = 0.5% + (20% × 0.3625%)

                         = 0.5% + 0.0725%

                         = 0.5725%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.56%.

(1) Represents 8% annualized hurdle rate.

(2) Represents 1.75% annualized base management fee.

(3) The “catch-up” provision is intended to provide our investment advisor with an incentive fee of 20% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:

Assumptions

Hurdle rate(1) = 2%

Management fee(2) = 0.4375

Other expenses (legal, accounting, transfer agent, etc.) = 0.2%

Cumulative incentive compensation accrued and/or paid for

    preceding 11 calendar quarters = $9,000,000

Alternative 1

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Preincentive fee net investment income

    (investment income – (management fee + other expenses)) = 2.8625%

20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $8,000,000

Although our preincentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters.

Alternative 2

Additional Assumptions

Investment Income (including interest, dividends, fees, etc.) = 3.50%

Preincentive fee net investment income

    (investment income – (management fee + other expenses)) = 2.8625%.

20% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $10,000,000

Because our preincentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1) Represents 8.0% annualized hurdle rate.

(2) Represents 1.75% annualized management fee.

Example 3: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4: None

Year 5: None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

* The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1) As illustrated in Year 3 of Alternative 1 above, if we were to be wound up on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on the fiscal year end of such year.

(2) As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment advisor ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses

All investment professionals of MC Advisors and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by MC Advisors and not by us. Subject to the cap on general and administrative expenses set forth below, we bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation:

•	organization and offering;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•

although none of MC Advisors duties will be subcontracted to sub-advisors, we will pay the fees and expenses incurred by MC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investment and monitoring our investments and portfolio companies on an ongoing basis;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	investment advisory fees;

•

administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and MC Management based upon our allocable portion of MC Management’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs);

•	transfer agent, dividend agent and custodial fees and expenses;

•	federal and state registration fees;

•	all costs of registration and listing our shares on any securities exchange;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents required by the SEC or other regulators;

•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

•	proxy voting expenses; and

•	all other expenses incurred by us or MC Management in connection with administering our business.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by MC Advisors and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty. See “Risk Factors—Risks Relating to Our Business and Structure—We depend upon MC Advisors’ senior management for our future success, and upon its access to the investment professionals of Monroe Capital and its affiliates” and “Risk Factors—Risks Relating to Our Business and Structure—MC Advisors can resign on 60 days’ notice, and we may not find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Advisors and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement.

Administration Agreement

Pursuant to an Administration Agreement, MC Management furnishes us with office facilities and equipment and provides us clerical, bookkeeping and record keeping and other administrative services at such facilities. Under the Administration Agreement, MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. MC Management also assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, prints and disseminates reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, MC Management also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance.

Payments under the Administration Agreement is equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of MC Management’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer and their respective staffs. The Administration Agreement has an initial term of two years and may be renewed with the approval of our board of directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that MC Management outsources any of its functions we pay the fees associated with such functions on a direct basis, without incremental profit to MC Management. Amounts payable to MC Management in any quarter through the quarter ending December 31, 2013 will not exceed the greater of (i) 0.375% of our average assets for such quarter and (ii) $375,000.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Management and its and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Administration Agreement.

License Agreement

We have entered into a license agreement with Monroe Capital LLC under which Monroe Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital.” Under this agreement, we have a right to use the “Monroe Capital” name for so long as MC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with MC Advisors is in effect.

Staffing Agreement

We do not have any internal employees. We depend on the diligence, skill and network of business contacts of the senior investment professionals of MC Advisors to achieve our investment objective. MC Advisors is an affiliate of Monroe Capital and depends upon access to the investment professionals and other resources of Monroe Capital and Monroe Capital’s affiliates to fulfill its obligations to us under the Investment Advisory Agreement. MC Advisors also depends upon Monroe Capital to obtain access to deal flow generated by the professionals of Monroe Capital and its affiliates. Under the Staffing Agreement, MC Management provides MC Advisors with the resources necessary to fulfill these obligations. The Staffing Agreement provides that MC Management will make available to MC Advisors experienced investment professionals and access to the senior investment personnel of Monroe Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of MC Advisors’ investment committee serve in such capacity. The Staffing Agreement remains in effect until terminated and may be terminated by either party without penalty upon 60 days’ written notice to the other party. Services under the Staffing Agreement are provided to MC Advisors on a direct cost reimbursement basis, and such fees are not our obligation.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into agreements with MC Advisors, in which our senior management and members of MC Advisors’ investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with MC Advisors that do, and may in the future, manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. Our senior management team holds equity interests in MC Advisors. In addition, our executive officers and directors and the principals of MC Advisors and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objectives.

We may compete with other entities managed by MC Advisors and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by MC Advisors or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, MC Advisors intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with MC Advisors’ allocation policy so that we are not disadvantaged in relation to any other client. See “Risks—Risks Relating to Our Business and Structure—We may have potential conflicts of interest related to obligations that MC Advisors may have to other clients.” MC Advisors has agreed with our board of directors that allocations among us and other investment funds affiliated with MC Advisors will be made based on capital available for investment in the asset class being allocated. We expect that our available capital for investments will be determined based on the amount of cash on hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations.

Policies and Procedures for Managing Conflicts

Affiliates of MC Advisors manage other assets in a closed-end fund, a small business investment company and a private fund that also have an investment strategy focused primarily on senior, unitranche and junior secured debt and to a lesser extent, unsecured subordinated debt to lower middle-market companies. In addition, MC Advisors manages our wholly-owned SBIC subsidiary, Monroe SBIC, as the manager of Monroe SBIC’s general partner, and it may manage other entities in the future with an investment focus similar to ours. To the extent that we compete with entities managed by MC Advisors or any of its affiliates for a particular investment opportunity, MC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal conflict of interest and allocation policies, (b) the requirements of the Advisers Act and (c) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. MC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds or other investment vehicles managed by MC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds or other investment vehicles.

MC Advisors and/or its affiliates may in the future sponsor or manage investment funds, accounts, or other investment vehicles with similar or overlapping investment strategies and will put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. MC Advisors will seek to ensure an equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by MC Advisors and its affiliates. When we invest alongside such other accounts as permitted, and in the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to co-investments, such investments will be made consistent with MC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MC Advisors and approved by our board of directors, including a majority of our independent directors. The allocation policy provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors, including a majority of our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by MC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, MC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. MC Advisors will make these determinations based on its policies and procedures which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods.

Co-Investment Opportunities

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so.

We, MC Advisors, MC Management, Monroe SBIC and other affiliates of Monroe Capital have submitted an exemptive relief application to the SEC to permit us to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by MC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We cannot assure you that this application for exemptive relief will be granted by the SEC, or that, if granted, it would be on the same terms requested by us.

Material Nonpublic Information

Our senior management, members of MC Advisors’ investment committee and other investment professionals from MC Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Investment Advisory Agreement

We have entered into an Investment Advisory Agreement with MC Advisors and will pay MC Advisors a management fee and incentive fee. The incentive fee will be computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for MC Advisors to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from MC Advisors to assist our board of directors with the valuation of our portfolio investments. MC Advisors’ management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of MC Advisors are involved in the valuation process for our portfolio investments. See “Management and Other Agreements—Investment Advisory Agreement.”

Administration Agreement

We have entered into an administration agreement, pursuant to which MC Management furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our administration agreement, MC Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

License Agreement

We have entered into a license agreement with Monroe Capital under which Monroe Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in our business. Under this agreement, we have a right to use the “Monroe Capital” name, subject to certain conditions, for so long as MC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth information with respect to the beneficial ownership of our common stock after the consummation of this offering (but excluding any shares of our common stock that may be purchased in the offering by any person listed below) by:

•	each person known to us to own, of record or beneficially, more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the federal securities laws and includes voting or investment power with respect to the securities and has been determined in accordance with Rule 13d-3 of the Exchange Act. Percentage of ownership is based on 10,003,072 shares of our common stock issued and outstanding as of December 12, 2013. The address for each of our directors is c/o Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

Name and Address	Number of Shares Beneficially Owned	Percentage of Class
Interested Directors:
Theodore L. Koenig	143,033	1.4%
Aaron D. Peck	3,729	*
Jeffrey D. Steele	12,000	*

Independent Directors:
Thomas J. Allison	7,729	*
Jeffrey A. Golman	2,000	*
Jorde M. Nathan	0	N/A
Robert S. Rubin	18,097	*

All officers and directors as a group	186,587	1.9%
(7 persons)

*	Represents less than 1.0%.

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors as of December 31, 2012. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Monroe Capital Corporation (1)(2)

Independent Directors:
Thomas J. Allison	$50,001-$100,000
Jeffrey A. Golman	$10,001-$50,000
Jorde M. Nathan	none
Robert S. Rubin	over $100,000

Interested Directors:
Theodore L. Koenig	over $100,000
Aaron D. Peck	$50,001-$100,000
Jeffrey D. Steele	over $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	The dollar range of equity securities beneficially owned by the members of our board of directors is based on $14.83 per share, which was the closing stock price on December 31, 2012.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. We calculate the value of our total assets in accordance with the following procedures.

Investments for which market quotations are readily available and within a recent date are valued at such market quotations. We may also obtain indicative prices with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We expect that there will not be a readily available market value within a recent date for many of our investments; those debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the board of directors. We expect to value such investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. We will employ independent third-party valuation firms for all material unquoted assets.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available or for which no indicative prices from pricing services or brokers or dealers have been received, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the credit monitoring.

•	Preliminary valuation conclusions are then documented and discussed with senior management.

•

Our board of directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of MC Advisors and, where appropriate, the respective independent valuation firms.

At least once per year, third-party valuation firms engaged by, or on behalf of, the audit committee of our board of directors will conduct independent appraisals and review management’s valuations and make their own independent assessment, for all material assets. The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

We report our investments at fair value with changes in value reported through our income statement under the caption “unrealized appreciation (depreciation) on investments.” We are required to value our portfolio investments as if they were sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. The market in which we can exit portfolio investments with the greatest volume and level activity will be considered our principal market.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On July 9, 2013, our stockholders authorized us, subject to approval of our Board of Directors and certain limitations set forth below, to sell or otherwise issue shares of our common stock at a discount from net asset value per share for a period of twelve months. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale or issuance and a majority of our independent directors must (a) find that the sale or issuance is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold or otherwise issued is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. Any offering of common stock below net asset value per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors including:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

•	The relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

Sales or other issuances by us of our common stock at a discount from net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than net asset value per share on three different set of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5.0% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5.0% discount from net asset value), (2) an offering of 100,000 shares (10.0% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10.0% discount from net asset value) and (3) an offering of 200,000 shares (20.0% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20.0% discount from net asset value). The acronym “NAV” stands for “net asset value.”

	Prior to Sale Below NAV	Example 1 5.0% Offering at 5.0% Discount		Example 2 10.0% Offering at 10.0% Discount		Example 3 20.0% Offering at 20.0% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%

Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%

Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—

Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%

Impact On Existing Stockholders Who Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and the level of discounts increases.

The following table illustrates the level of dilution and accretion in the hypothetical 20.0% discount offering from the prior table (Example 3) for a stockholder that acquires shares equal to (1) 50.0% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares) rather than its 1.0% proportionate share and (2) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

	Prior to Sale Below NAV	50.0% Participation		150.0% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—

Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%

Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder A	1.0%	0.92%	(8.33)%	1.08%	8.33%

Total Asset Values
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share on Shares Held Prior to Sale)	$100,000	$108,421	—	$125,263	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,088)	—	$404	—

	Prior to Sale Below NAV	50.0% Participation		150.0% Participation
		Following Sale	% Change	Following Sale	% Change
Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	—	$9.64	—
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution / Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.32%

Impact On New Investors

Investors who are not currently stockholders and who participate in an offering below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5.0%, 10.0% and 20.0% discounted offerings as described in the first table above. The illustration is for a new investor who purchases the same percentage (1.0%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

	Prior to Sale Below NAV	Example 1 5.0% Offering at 5.0% Discount		Example 2 10.0% Offering at 10.0% Discount		Example 3 20.0% Offering at 20.0% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%

Dilution/Accretion to New Investor A
Shares Held by Investor A	—	500	—	1,000	—	2,000	—
Percentage Held by Investor A	—	0.05%	—	0.09%	—	0.17%	—
Total Asset Values
Total NAV Held by Investor A	—	$4,988	—	$9,909	—	$19,333	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,474	—	$16,842	—
Total Dilution / Accretion to Investor A (Total NAV Less Total Investment)	—	$(12)	—	$435	—	$2,491	—

Per Share Amounts
NAV per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—
Dilution / Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage Dilution / Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	4.60%	—	14.79%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Market on the date for such distribution. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Post Office Box 922, Wall Street Station, New York, New York 10269-0560, or by the Plan Administrator’s Interactive Voice Response System at 1 (888) 430-5746.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market shares of our common stock and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

For purposes of this discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We urge investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our ordinary income for each calendar year, (b) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (c) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirement”). For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end. We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	elect to be treated as a RIC;

•	meet the Annual Distribution Requirement;

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

To the extent that we invest in entities treated as partnerships for federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to prevent our receipt of income that would not satisfy the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through a special purpose corporation would generally be subject to federal income taxes and other taxes, and therefore would be expected to achieve a reduced after-tax yield.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement. We may have to sell some of our investments at times and/or at prices we do not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level federal income tax.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Our investments in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company,” (a “PFIC”), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in that case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will be taken into account for purposes of the Annual Distribution Requirement and the 4% federal excise tax.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities is generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If we use leverage, we may be subject to certain financial covenants that could limit our ability to make distributions to our stockholders. In addition, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are unable to make sufficient distributions to satisfy the Annual Distribution Requirement, we may fail to qualify as RIC.

Although we do not expect to do so, we will be authorized (subject to our financial covenants and 1940 Act asset coverage tests) to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and to eliminate or minimize our liability for federal income tax and the 4% federal excise tax. However, our ability to dispose of assets to make distributions may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and certain relief provisions are not available, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. See “— Failure To Qualify as a RIC.”

As a RIC, we will not be allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. We generally are permitted to carry forward for an indefinite period any capital losses not used to offset capital gains. However, future transactions that we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for federal income tax purposes to prevent our disqualification as a RIC.

Failure to Qualify as a RIC

If we fail the 90% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which, among other things may require us to pay certain corporate-level federal taxes or to dispose of certain assets). If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. In the event of such a failure to qualify, distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income (currently generally eligible for the 20% maximum rate in the case of U.S. individual stockholders) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for two or more taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum federal tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts). However, in this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential federal tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum federal tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts)) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the federal corporate income tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay federal corporate income tax on any retained capital gains at our regular federal corporate income tax rate, and since that rate is currently in excess of the maximum federal income tax rate currently payable by individuals on long-term capital gains, the amount of federal corporate income tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the federal income tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

We will have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for federal income tax purposes. As a result, U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses).

We will provide estimated guidance of the tax characteristics of any distributions we make in our periodic reports filed with the SEC. We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, or, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Under a provision applicable for taxable years beginning before January 1, 2014, properly designated dividends received by a Non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (a) were paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Although this provision is no longer in effect, and there is currently no pending legislation to reenact the provision, Congress has in the past retroactively reinstated these provisions and it is possible they will do so again. We emphasize that there is no assurance that Congress will take such action, but only note the possibility since it has occurred previously when this provision expired. If the provision is reinstated and depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, an investment in the shares of our common stock may not be appropriate for a Non-U.S. stockholder.

We will have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for federal income tax purposes. As a result, Non-U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in shares of our common stock.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Effective January 1, 2014, we will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock, including the possible application of the U.S. estate tax.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of the date of this prospectus, our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, and no shares of preferred stock. Our common stock is listed on The Nasdaq Global Market under the ticker symbol “MRCC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plan. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of December 12, 2013:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	0	10,003,072

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our charter may provide and requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and so long as dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2013, 2014 and 2015, respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Upon expiration of their initial terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one or more than twelve. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by 75% or more of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter, amend or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Acquisition Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time. However, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any distributions will be paid on shares of such series, as well as whether such distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which distributions, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash distributions at an annual rate that will be fixed or will vary for the successive distribution periods for each series. In general, the distribution periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. The rate for distributions may be variable and determined for each distribution period.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the trustee and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce rights of investors against us if we default. There are some limitations on the extent to which the trustee acts on behalf of investors, described in the second paragraph under “– Events of Default – Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities we may issue and the indenture. We urge you to read the indenture because it, and not this description, defines rights of a holder of debt securities.

If we offer debt securities in the future, the prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other material terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the applicable prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give the holder of debt securities protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default, as defined below, or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities and will specify the method of issuance in the applicable prospectus supplement.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the applicable prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), whether conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the applicable prospectus supplement.

Payment

Unless otherwise specified in the applicable prospectus supplement, we will pay interest to the person listed in the trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

Investors will have rights if an Event of Default, as defined below, occurs with respect to the debt securities of their respective series and the Event of Default is not cured, as described later in this subsection.

The term “Event of Default” with respect to the relevant series of debt securities means any of the following (unless the applicable prospectus supplement or supplemental indenture relating to such debt securities states otherwise):

•	We do not pay the principal of any debt security of the series on its due date.

•	We do not pay interest on any debt security of the series when due, and such default is not cured within 30 days.

•

We remain in breach of any other covenant with respect to the debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the issuer.

•

We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and, in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.

•	On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100.0%.

•	Any other Event of Default with respect to debt securities of the series described in the applicable prospectus supplement or supplemental indenture occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

Unless the applicable prospectus supplement specifies otherwise, if an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25.0% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection reasonably satisfactory to it from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before a holder of debt securities is allowed to bypass the trustee and bring a lawsuit or other formal legal action or take other steps to enforce the holder’s rights or protect the holder’s interests relating to the debt securities, the following must occur:

•	The holder must give the trustee written notice that an Event of Default has occurred and remains uncured.

•

The holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, the holder is entitled at any time to bring a lawsuit for the payment of money due on the holder’s debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•

The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us notice of default or our default having to exist for a specified period of time were disregarded.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring the Holder’s Approval

First, there are changes that we cannot make to the debt securities without approval from each affected holder. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair the holder’s right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults; and

•

modify any other material aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•

If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of a series of debt securities issued under the indenture may waive our compliance with some of our covenants applicable to that series.

Further Details Concerning Voting

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under applicable law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, the holder of debt securities would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay debt securities of the holders. In order to achieve covenant defeasance, the following conditions must be satisfied:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their due dates.

•

We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing holders to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

•

No default or event of default with respect to the debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, a holder can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, a holder may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if the following conditions are satisfied in order for a holder to be repaid:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing a holder to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid the holder, his or her respective share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for the holder’s debt securities and the holder would recognize gain or loss on the debt securities at the time of the deposit.

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

•

No default or event of default with respect to the debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, a holder would have to rely solely on the trust deposit for repayment of the debt securities. A holder could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Resignation of Trustee

The trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to those series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination and Senior Indebtedness

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to a holder to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness, as defined below, has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior

Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities.

“Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Procedures

Unless otherwise specified in the applicable prospectus supplement, the Depository Trust Company, or DTC, will act as securities depositary for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not affect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, shares of our preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that: (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

REGULATION

We are a business development company under the 1940 Act that has elected to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the total outstanding voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed to the extent permitted by law without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(a)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•

does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

•

is controlled by a business development company or a group of companies including a business development company, and such business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.

(b)	Securities of any eligible portfolio company which we control.

(c)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization, or, if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(d)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity securities of the eligible portfolio company.

(e)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(f)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area. To the extent we invest in the securities of companies domiciled in or with their principal places of business outside of the United States, we intend to limit those investments to companies domiciled or with their principal place of business in Canada. Any investments in Canadian companies will not be qualifying assets, meaning that in accordance with Section 55(a) of the 1940 Act, we cannot invest more than 30% of our assets in Canadian securities and other non-qualifying assets.

Managerial Assistance to Portfolio Companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (a), (b) or (c) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company must either control the issuer of securities or must offer to make available to the issuer of the securities significant managerial assistance. However, when a business development company purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the business development company, through its directors, officers, employees or agents offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. MC Advisors or its affiliates will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S.

government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. MC Advisors will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any Senior Securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a business development company will affect our ability to and the way in which we raise additional capital.”

Codes of Ethics

We and MC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may access our code of ethics on our website at www.monroecapitalbdc.com. The date and substance of amendments to the code, if any, are noted on the cover page of the code of ethics. You may also read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to MC Advisors. The proxy voting policies and procedures of MC Advisors are set out below. The guidelines are reviewed periodically by MC Advisors and our directors who are not “interested persons,” and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to MC Advisors.

Introduction

As an investment advisor registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by our clients. In most cases we will vote in favor of proposals that we believe are likely to increase the value of the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative effect on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by those senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts to our client, including with respect to Monroe Capital Corporation, those directors who are not interested persons and we may request guidance from such persons on how to vote such proxies for their account.

Proxy Voting Records

You may obtain information about how we voted proxies for Monroe Capital Corporation by making a written request for proxy voting information to: Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations, or by calling Monroe Capital Corporation at (312) 258-8300. The SEC also maintains a website at http://www.sec.gov that contains such information.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of MC Advisors and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to Monroe Capital Corporation or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and MC Advisors are each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, obtain approval of the board of directors of these policies and procedures, review these policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment advisor. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the advisor negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with other funds advised by MC Advisors when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for another fund advised by MC Advisors to invest in different securities of the same issuer, MC Advisors will need to decide which fund will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by MC Advisors has previously invested.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such Act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that Act.

Small Business Administration Regulations

Monroe SBIC has applied for a license from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs can provide financing in the form of debt and/or equity securities and provide consulting and advisory services to “eligible” small businesses. Monroe SBIC will typically invest in senior subordinated debt, acquire warrants and/or make other equity investments in qualifying small businesses.

Under current SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18.0 million and have average annual net income after U.S. federal income taxes not exceeding $6.0 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote between 20.0% and 25.0% (depending upon when it was licensed, when it obtained leverage commitments, the amount of leverage drawn and when financings occur) of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses (including their affiliates) that have a tangible net worth not exceeding $6.0 million and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business (including its affiliates) is engaged and are based on the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow-on investments in the company, regardless of the size of the portfolio company at the time of the follow-on investment, up to the time of the portfolio company’s initial public offering.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, under SBA regulations, without prior SBA approval, an SBIC may not invest more than 30.0% of its regulatory capital in any one portfolio company (assuming the SBIC intends to draw leverage equal to twice its regulatory capital).

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). SBA regulations allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event that would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to two times the amount of the regulatory capital of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, and do not require any principal payments prior to maturity. As of December 31, 2012, the maximum statutory limit on the dollar amount of outstanding SBA-guaranteed debentures that may be issued by a single SBIC was $150.0 million.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations and are periodically required to file certain forms with the SBA.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 59 Maiden Lane, Plaza Level, New York, New York 10038, telephone: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, MC Advisors is primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. MC Advisors does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. MC Advisors generally seeks reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, MC Advisors may select a broker based upon brokerage or research services provided to MC Advisors and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if MC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $200,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

On July 9, 2013, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of twelve months subject to certain conditions. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on The Nasdaq Global Market may engage in passive market making transactions in our common stock on The Nasdaq Global Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The Nasdaq Global Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Nelson Mullins Riley & Scarborough LLP, Washington, D.C. Nelson Mullins Riley  & Scarborough LLP also represents MC Advisors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements appearing in this Prospectus and Registration Statement have been audited by McGladrey LLP, an independent registered public accounting firm located at One South Wacker Drive, Suite 800, Chicago, IL 60606, as stated in their report appearing elsewhere herein, which report on the financial statements expresses an unqualified opinion and includes an explanatory paragraph related to our investments whose fair values have been estimated by management, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at www.monroecapitalbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page
Unaudited Financial Statements:
Consolidated Statements of Assets and Liabilities as of September 30, 2013 (unaudited) and December 31, 2012	F-2
Consolidated Statements of Operations for the three and nine months ended September 30, 2013 and 2012 (unaudited)	F-3
Consolidated Statements of Changes in Net Assets for the nine months ended September 30, 2013 and 2012 (unaudited)	F-4
Consolidated Statements of Cash Flows for the nine months ended September 30, 2013 and 2012 (unaudited)	F-5
Consolidated Schedules of Investments as of September 30, 2013 (unaudited) and December 31, 2012	F-6
Notes to Consolidated Financial Statements (unaudited)	F-11

Audited Financial Statements:
Report of Independent Registered Public Accounting Firm	F-31
Statements of Assets and Liabilities as of December 31, 2012 and 2011	F-32
Statements of Operations for the year ended December 31, 2012 and for the period from February 9, 2011 (date of inception) to December 31, 2011	F-33
Statements of Changes in Net Assets for the year ended to December 31, 2012 and for the period from February 9, 2011 (date of inception) to December 31, 2011	F-34
Statements of Cash Flows for the year ended December 31, 2012 and for the period from February 9, 2011 (date of inception) to December 31, 2011	F-35
Schedule of Investments as of December 31, 2012	F-36
Notes to Financial Statements	F-38

Monroe Capital Corporation

Consolidated Statements of Assets and Liabilities

(in thousands, except per share data)

	September 30, 2013	December 31, 2012
	(unaudited)
Assets
Investments, at fair value (cost of: $167,903 and $132,592, respectively)	$169,433	$132,752
Cash and cash equivalents	31,757	4,060
Interest receivable	727	503
Deferred financing costs, net	1,605	1,750
Other assets	266	166

Total assets	203,788	139,231

Liabilities
Revolving credit facility	53,500	55,000
Secured borrowings, at fair value (proceeds of: $8,698 and $0, respectively)	8,649	—
Interest payable on credit facility	53	51
Management fees payable	702	318
Incentive fees payable	365	6
Accounts payable and accrued expenses	386	222

Total liabilities	63,655	55,597

Net assets	$140,133	$83,634

Analysis of Net Assets
Common stock, $0.001 par value, 100,000 shares authorized, 10,003 and 5,750 shares issued and outstanding, respectively	$10	$6
Capital in excess of par value	141,190	84,633
Accumulated distributions in excess of net investment income	(3,015)	(1,165)
Accumulated net realized gain on investments	369	—
Accumulated net unrealized appreciation on investments and secured borrowings	1,579	160

Total net assets	$140,133	$83,634

Net asset value per share	$14.01	$14.54

See Notes to Consolidated Financial Statements.

Monroe Capital Corporation

Consolidated Statements of Operations (unaudited)

(in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2013	2012 (1)	2013	2012 (1)
Investment income:
Interest income	$4,347	$—	$11,818	$—

Total investment income	4,347	—	11,818	—

Operating expenses:
Interest and other debt financing expenses	594	—	1,968	—
Base management fees	702	—	1,907	—
Incentive fees	37	—	842	—
Professional fees	278	—	703	—
Administrative service fees	102	—	417	—
General and administrative expenses	221	—	515	—

Total expenses	1,934	—	6,352	—

Net investment income	2,413	—	5,466	—

Net gain (loss) on investments and secured borrowings:
Net realized gain (loss) on investments	223	—	369	—
Net change in unrealized appreciation (depreciation) on investments and secured borrowings	(670)	—	1,419	—

Net gain (loss) on investments and secured borrowings	(447)	—	1,788	—

Net increase in net assets resulting from operations	$1,966	$—	$7,254	$—

Per common share data:
Net investment income per share—basic and diluted	$0.27	$—	$0.80	$—

Net increase in net assets resulting from operations per share—basic and diluted	$0.22	$—	$1.06	$—

Weighted average common shares outstanding—basic and diluted	8,922	—	6,824	—

(1)	The Company had no substantive operating activities prior to October 24, 2012, the date of its initial public offering.

See Notes to Consolidated Financial Statements.

Monroe Capital Corporation

Consolidated Statements of Changes In Net Assets (unaudited)

(in thousands, except per share data)

	Common Stock		Capital in excess of par value	Accumulated distributions in excess of net investment income	Accumulated net realized gain on investments	Accumulated net unrealized appreciation on investments and secured borrowings	Total net assets
	Number of shares	Par value
Balances at December 31, 2011 (1)	—	$—	$10	$—	$—	$—	$10
Stockholder distributions paid, including stock issued in connection with dividend reinvestment plan	—	—	—	—	—	—	—
Net increase in net assets resulting from operations	—	—	—	—	—	—	—

Balances at September 30, 2012 (1)	—	$—	$10	$—	$—	$—	$10

Balances at December 31, 2012	5,750	$6	$84,633	$(1,165)	$—	$160	$83,634
Issuance of common stock, net of offering and underwriting costs (2)	4,225	4	56,140	—	—	—	56,144
Stockholder distributions paid, including stock issued in connection with dividend reinvestment plan	28	—	417	(7,316)	—	—	(6,899)
Net increase in net assets resulting from operations	—	—	—	5,466	369	1,419	7,254

Balances at September 30, 2013	10,003	$10	$141,190	$(3,015)	$369	$1,579	$140,133

(1)	The Company had no substantive operating activities prior to October 24, 2012, the date of its initial public offering.

(2)	On July 22, 2013, the Company completed a public offering of 4,000 shares of its common stock at a public offering price of $14.05 per share. On August 20, 2013, the Company sold an additional 225 shares of its common stock at a public offering price of $14.05 per share pursuant to the underwriters’ partial exercise of the overallotment option.

See Notes to Consolidated Financial Statements.

Monroe Capital Corporation

Consolidated Statements of Cash Flows (unaudited)

(in thousands, except per share data)

	Nine months ended September 30,
	2013	2012 (1)
Cash flows from operating activities:
Net increase in net assets resulting from operations	$7,254	$—
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation on investments and secured borrowings	(1,419)	—
Net realized gain on investments	(369)	—
Paid-in-kind interest income	(102)	—
Net accretion of loan origination costs	(120)	—
Amortization of debt financing costs	345	—
Principal repayments received on investments	38,081	—
Purchase of investments	(72,802)	—
Changes in operating assets and liabilities:
Interest receivable	(224)	—
Other assets	(100)	—
Interest payable on credit facility	2	—
Management fees payable	384	—
Incentive fees payable	359	—
Accounts payable and accrued expenses	164	—

Net cash used in operating activities	(28,547)	—

Cash flows provided by financing activities
Borrowings on credit facility	71,500	—
Repayments on credit facility	(73,000)	—
Proceeds from secured borrowings	10,000	—
Repayments on secured borrowings	(1,301)
Payments of debt financing costs	(200)	—
Proceeds from shares sold, net of underwriting costs	56,690	—
Offering costs paid	(546)	—
Stockholder distributions paid (net of stock issued under dividend reinvestment plan of $417 and $0, respectively)	(6,899)	—

Net cash provided by financing activities	56,244	—

Net increase in cash and cash equivalents	27,697	—
Cash and cash equivalents, beginning of period	4,060	10

Cash and cash equivalents, end of period	$31,757	$10

Supplemental disclosure of cash flow information:
Cash interest paid during the period	$1,312	$—

(1)	The Company had no substantive operating activities prior to October 24, 2012, the date of its initial public offering.

See Notes to Consolidated Financial Statements.

Monroe Capital Corporation

Consolidated Schedule of Investments (unaudited)

September 30, 2013

(in thousands, except for units)

Portfolio Company (a)	Industry	Spread Above Index (b)	Interest Rate	Maturity	Principal/ Shares	Cost	Fair Value (c)	% of Net Assets (d)
Senior Secured Loans
Alora Pharmaceuticals, LLC	Healthcare & Pharmaceuticals	L+9.00%	10.00%	9/13/2018	$12,115	$11,844	$11,843	8.4%
Alora Pharmaceuticals, LLC (Revolver) (e)	Healthcare & Pharmaceuticals	L+9.00%	10.00%	9/13/2018	—	—	—	0.0%
American Dental Partners, Inc.	Healthcare & Pharmaceuticals	L+5.00%	6.00%	2/9/2018	2,921	2,921	2,864	2.0%
Fineline Technologies, Inc.	Consumer Goods Non-Durable	L+6.75%	8.00%	5/6/2017	5,404	5,402	5,412	3.9%
Hoffmaster Group, Inc.	Consumer Goods: Non-Durable	L+5.25%	6.50%	1/3/2018	1,000	985	999	0.7%
Latisys Holdings Corp.	High Tech Industries	L+5.25%	6.50%	3/16/2019	1,995	1,988	1,995	1.4%
National Veterinary Associates, Inc.	Services: Consumer	L+5.00%	6.25%	12/6/2017	1,985	1,968	1,985	1.4%
Northland Cable Television, Inc. and Affiliates	Telecommunications	L+6.00%	7.75%	12/30/2016	3,755	3,755	3,755	2.7%
Ozburn-Hessey Holding Company LLC	Transportation: Cargo	L+5.50%	6.75%	5/23/2019	1,496	1,482	1,500	1.1%
Phillips & Temro Industries, Inc.	Automotive	L+5.75%	7.25%	2/9/2017	3,750	3,750	3,750	2.7%
PPT Management, LLC (ProPT)	Healthcare & Pharmaceuticals	L+7.00%	8.50%	10/31/2016	4,836	4,836	4,836	3.5%
Reliance Communications, LLC	High Tech Industries	L+7.00%	8.00%	12/18/2017	3,202	3,171	3,202	2.3%
Reliance Communications, LLC	High Tech Industries	L+11.50%	12.50%	12/18/2017	1,667	1,650	1,667	1.2%
Rocket Dog Brands, LLC	Consumer Goods Non-Durable	L+8.50%	10.50%	3/31/2014	195	195	175	0.1%
Rocket Dog Brands, LLC	Consumer Goods Non-Durable	L+8.50%	10.50%	3/31/2014	2,992	2,992	2,687	1.9%
Surgical Specialties Corporation (US), Inc.	Healthcare & Pharmaceuticals	L+5.75%	7.25%	8/22/2018	4,938	4,888	4,999	3.6%
Trico Products Corporation	Automotive	L+4.75%	6.25%	7/22/2016	2,959	2,945	2,930	2.1%
Zest Holdings, LLC	Consumer Goods Durable	L+5.50%	6.50%	8/16/2020	3,563	3,498	3,536	2.5%

Total Senior Secured Loans					58,773	58,270	58,135	41.5%

Unitranche Loans
Accutest Holdings, Inc.	Services Business	L+7.50%	9.00%	6/5/2018	7,725	7,492	7,841	5.6%
Collaborative Neuroscience Network, LLC (f) (g)	Healthcare & Pharmaceuticals	L+10.00%	11.50%	12/27/2017	9,625	9,439	9,741	7.0%
Conisus, LLC	Media: Advertising, Printing & Publishing	L+7.25%	8.50%	12/27/2017	7,600	7,375	7,676	5.5%
Consolidated Glass Holdings, Inc.	Capital Equipment	L+10.50%	11.50%	4/17/2017	4,589	4,589	4,534	3.2%
Fabco Automotive Corp, LLC	Automotive	L+8.25%	9.25%	4/3/2017	7,781	7,709	7,692	5.5%
Forbes Media LLC	Media: Advertising, Printing & Publishing	L+10.25%	11.75%	7/31/2017	7,000	7,000	6,944	5.0%
FTJFundChoice, LLC	Banking, Finance, Insurance & Real Estate	L+10.25%	11.75%	7/17/2017	3,000	3,000	3,060	2.1%
LAI International, Inc.	Services: Business	L+9.25%	10.75%	2/27/2017	4,313	4,313	3,922	2.8%

(Continued)

Monroe Capital Corporation

Consolidated Schedule of Investments (unaudited)

September 30, 2013

(in thousands, except for units)

Portfolio Company (a)	Industry	Spread Above Index (b)	Interest Rate	Maturity	Principal/ Shares	Cost	Fair Value (c)	% of Net Assets (d)
Monte Nido Residential Center, LLC	Services: Consumer	L+8.50%	9.50%	12/21/2017	9,479	9,266	9,445	6.7%
MooreCo, Inc. (h)	Consumer Goods Durable	L+13.50%	15.00%	12/27/2017	5,140	5,016	5,163	3.7%
Playtime, LLC (g)	Hotels, Gaming & Leisure	L+7.50%	9.00%	12/4/2017	7,077	6,955	7,148	5.1%
The Tie Bar Operating Company, LLC	Retail	L+8.50%	9.75%	6/25/2018	5,100	4,977	5,095	3.6%
TPP Acquisition, Inc. (g)	Retail	L+9.00%	10.50%	12/17/2017	6,596	6,433	6,573	4.7%
Update, Inc.	Services: Business	L+7.75%	9.25%	3/14/2018	4,049	3,958	4,081	2.9%

Total Unitranche Loans					89,074	87,522	88,915	63.4%

Junior Secured Loans
Clondalkin Acquisition B.V.	Containers, Packaging & Glass	L+8.75%	10.00%	11/30/2020	2,000	1,962	1,950	1.4%
Confie Seguros Holdings II Co.	Banking, Finance, Insurance & Real Estate	L+9.00%	10.25%	5/8/2019	2,969	2,940	2,986	2.1%
CSM Bakery Supplies, LLC	Beverage, Food & Tobacco	L+7.50%	8.50%	7/3/2021	3,000	2,983	2,994	2.2%
Genex Services, Inc.	Banking, Finance, Insurance & Real Estate	L+8.25%	9.25%	1/26/2019	750	742	754	0.5%
Pre-Paid Legal Services, Inc. (Legal Shield)	Services: Consumer	L+8.50%	9.75%	7/1/2020	3,000	2,957	2,978	2.1%
Road Infrastructure Investment, LLC	Chemicals, Plastics & Rubber	L+9.00%	10.25%	9/30/2018	1,000	996	1,010	0.7%
StoneRiver Group, L.P.	Services: Business	L+7.25%	8.50%	5/30/2020	500	498	509	0.4%
SumTotal Systems, LLC	High Tech Industries	L+9.00%	10.25%	5/16/2019	2,750	2,714	2,743	2.0%
The Petroleum Place, Inc	Energy: Oil & Gas	L+8.75%	10.00%	5/20/2019	4,500	4,460	4,545	3.2%
US Renal Care, Inc.	Healthcare & Pharmaceuticals	L+7.50%	8.50%	1/3/2020	1,500	1,497	1,512	1.1%

Total Junior Secured Loans					21.969	21,749	21,981	15.7%

Equity Securities (i)
Monte Nido Residential Center, LLC—Class A Units Common Units (1,762 units)	Services: Consumer	—	—	—	—	74	74	0.1%
Playtime, LLC—Preferred Units (8,665 units)	Hotels, Gaming & Leisure	—	—	—	—	200	200	0.1%
The Tie Bar Operating Company, LLC—Class A Preferred Units (1,275 units)	Retail	—	—	—	—	86	126	0.1%
The Tie Bar Operating Company, LLC—Class B Preferred Units (1,275 units)	Retail	—	—	—	—	2	2	0.0%

Total Equity Securities					—	362	402	0.3%

TOTAL INVESTMENTS						$167,903	$169,433	120.9%

(Continued)

Monroe Capital Corporation

Consolidated Schedule of Investments (unaudited)

September 30, 2013

(in thousands, except for units)

(a)	All of the Company’s investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940 except for Clondalkin Acquisition B.V., which is based in the Netherlands.
(b)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) which reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the weighted average current contractual interest rate in effect at September 30, 2013. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by our board of directors as required by the Investment Company Act of 1940. (See Note 4 in the accompanying notes to the consolidated financial statements.)
(d)	Percentages are based on net assets of $140,133 as of September 30, 2013.
(e)	The entire commitment of $1,336 was unfunded at September 30, 2013. As such, no interest is being earned on this investment.
(f)	Collaborative Neuroscience Network, LLC contains a warrant to purchase up to 1.67 Member Units, which has no cost basis and is currently deemed to have no value.
(g)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 — Transfers and Servicing, and therefore, the entire unitranche loan asset remains in the Schedule of Investments. (See Note 6 in the accompanying notes to the consolidated financial statements.)
(h)	MooreCo, Inc. interest rate consists of 12.50% in current cash interest and 2.50% in payment-in-kind (“PIK”) interest.
(i)	All investments are less than 5% ownership of the class and ownership of the portfolio company.

See Notes to Consolidated Financial Statements.

Monroe Capital Corporation

Consolidated Schedule of Investments

December 31, 2012

(in thousands, except for units)

Portfolio Company (a)	Industry	Spread Above Index (b)	Interest Rate	Maturity	Principal Amount	Cost	Fair Value (c)	% of Net Assets (d)
Senior Secured Loans
American Dental Partners, Inc.	Healthcare & Pharmaceuticals	L+5.75%	7.25%	2/9/2018	$2,955	$2,955	$2,968	3.5%
ARC/CASCO Automotive Group, Inc. (Sequa)	Automotive	L+5.00%	6.25%	11/15/2018	3,000	2,970	2,985	3.6%
Fineline Technologies, Inc.	Consumer Goods: Non-Durable	L+6.75%	8.00%	5/6/2017	4,607	4,607	4,517	5.4%
FishNet Security, Inc.	High Tech Industries	L+6.50%	7.75%	11/30/2017	2,000	1,980	1,980	2.4%
Flow Polymers, Inc.	Chemicals, Plastics and Rubber	L+5.75%	7.25%	12/31/2016	4,414	4,414	4,414	5.3%
Hudson Products Holdings, Inc.	Capital Equipment	Prime+4.75%	8.00%	6/7/2017	3,000	2,970	3,011	3.6%
National Veterinary Associates, Inc.	Services: Consumer	L+5.00%	6.25%	12/6/2017	2,000	1,980	1,980	2.4%
Northland Cable Television, Inc. and Affiliates	Telecommunications	L+6.00%	7.75%	12/30/2016	3,840	3,840	3,840	4.6%
Phillips & Temro Industries, Inc.	Automotive	L+5.75%	7.25%	2/9/2017	3,900	3,900	3,900	4.7%
PPT Management, LLC (ProPT)	Healthcare & Pharmaceuticals	L+7.00%	8.50%	10/31/2016	4,697	4,697	4,638	5.5%
Pre-Paid Legal Services, Inc.	Services: Consumer	L+6.00%	7.50%	12/31/2016	3,110	3,110	3,110	3.7%
Reliance Communications, LLC	High Tech Industries	L+7.00%	8.00%	12/18/2017	3,333	3,300	3,300	3.9%
Reliance Communications, LLC	High Tech Industries	L+11.50%	12.50%	12/18/2017	1,667	1,650	1,650	2.0%
Rocket Dog Brands, LLC (e)	Consumer Goods: Non-Durable	Prime+5.50%	11.75%	2/25/2013	195	195	186	0.2%
Rocket Dog Brands, LLC (e)	Consumer Goods: Non-Durable	Prime+5.50%	11.75%	2/25/2013	2,992	2,992	2,851	3.4%

Total Senior Secured Loans					45,710	45,560	45,332	54.2%

Unitranche Loans
Collaborative Neuroscience Network, LLC (f)	Healthcare & Pharmaceuticals	L+10.00%	11.50%	12/27/2017	10,000	9,800	9,800	11.7%
Conisus, LLC	Media: Advertising, Printing & Publishing	L+7.25%	8.50%	12/27/2017	7,600	7,292	7,292	8.7%
Consolidated Glass Holdings, Inc.	Capital Equipment	L+10.50%	11.50%	4/17/2017	4,897	4,897	4,967	5.9%
Fabco Automotive Corp, LLC	Automotive	L+9.25%	9.25%	4/3/2017	7,781	7,701	7,898	9.4%
Forbes Media LLC	Media: Advertising, Printing & Publishing	L+10.25%	11.75%	7/31/2017	7,000	7,000	6,981	8.3%
FTJFundChoice, LLC	Banking, Finance, Insurance & Real Estate	L+10.75%	12.25%	7/17/2017	3,000	3,000	3,002	3.6%
LAI International, Inc.	Services: Business	L+9.25%	10.75%	2/27/2017	4,000	4,000	4,040	4.8%
Monte Nido Residential Center, LLC	Services: Consumer	L+9.00%	10.00%	12/21/2017	10,000	9,776	9,776	11.7%
MooreCo, Inc. (g)	Consumer Goods: Durable	L+13.50%	15.00%	12/28/2017	7,040	6,864	6,864	8.2%
Playtime, LLC (Revolver) (h)	Hotels, Gaming & Leisure	L+7.50%	9.00%	12/4/2017	400	392	392	0.5%
Playtime, LLC	Hotels, Gaming & Leisure	L+7.50%	9.00%	12/4/2017	8,000	7,842	7,842	9.4%
TPP Acquisition, Inc.	Retail	L+9.00%	10.50%	12/17/2017	6,800	6,633	6,633	7.9%

Total Unitranche Loans					76,519	75,198	75,487	90.3%

(Continued)

Monroe Capital Corporation

Consolidated Schedule of Investments

December 31, 2012

(in thousands, except for units)

Portfolio Company (a)	Industry	Spread Above Index (b)	Interest Rate	Maturity	Principal Amount	Cost	Fair Value (c)	% of Net Assets (d)
Junior Secured Loans
Confie Seguros Holdings II Co.	Banking, Finance, Insurance & Real Estate	L+9.00%	10.25%	5/8/2019	3,000	2,968	2,995	3.6%
John Henry Holdings, Inc.	Containers, Packaging & Glass	L+9.00%	10.25%	5/6/2019	3,000	2,925	2,940	3.5%
SumTotal Systems, LLC	High Tech Industries	L+9.00%	10.25%	5/16/2019	2,250	2,206	2,227	2.7%
The Petroleum Place, Inc	Energy: Oil & Gas	L+8.75%	10.00%	5/20/2019	3,500	3,463	3,500	4.2%

Total Junior Secured Loans					11,750	11,563	11,662	13.9%

Equity Securities (i)
Monte Nido Residential Center, LLC—Class A Units Common Units (1,724 units)	Services: Consumer	—	—	—	—	71	71	0.1%
Playtime, LLC—Preferred Units (8,665 units)	Hotels, Gaming & Leisure	—	—	—	—	200	200	0.2%

Total Equity Securities					—	271	271	0.3%

Total Investments						$132,592	$132,752	158.7%

(a)	All of the Company’s investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940.
(b)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) which reset daily, monthly, quarterly, or semiannually. For each the Company has provided the spread over LIBOR or Prime and the weighted average current contractual interest rate in effect at December 31, 2012. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by our board of directors as required by the Investment Company Act of 1940. (See Note 4 in the accompanying notes to the financial statements.)
(d)	Percentages are based on net assets of $83,634 as of December 31, 2012.
(e)	Rocket Dog Brands, LLC interest rate consists of 8.75% in coupon interest and 3.0% in default interest.
(f)	Collaborative Neuroscience Network, LLC contains a warrant to purchase up to 1.67 Member Units, which has no cost basis and is currently deemed to have no value.
(g)	MooreCo, Inc. interest rate consists of 12.50% in current cash interest and 2.5% in PIK interest.
(h)	Revolving credit facility with total commitment of $1,200.
(i)	All investments are less than 5% ownership of the class and ownership of the portfolio company.

See Notes to Consolidated Financial Statements.

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 1.    Organization and Principal Business

Monroe Capital Corporation (“Monroe Capital” and together with its subsidiaries, the “Company”) was formed in February 2011 to act as an externally-managed nondiversified, closed-end management investment company and has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company had no substantive operating activities prior to October 24, 2012, the date of its initial public offering, and accordingly September 30, 2012 balances are not presented in the footnotes. Monroe Capital’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through investment in senior secured, junior secured and unitranche (a combination of senior secured and junior secured debt in the same facility) debt and, to a lesser extent, unsecured subordinated debt and equity investments. Monroe Capital is managed by Monroe Capital BDC Advisors, LLC (the “Advisor”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. In addition, for U.S. federal income tax purposes, Monroe Capital has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

On September 16, 2013, the Company commenced operations of a new wholly-owned subsidiary, Monroe Capital Corporation SBIC, LP (“MCC SBIC”), also managed by the Advisor. The Company, on behalf of MCC SBIC, has submitted an application to the U.S. Small Business Administration (“SBA”) to obtain a license for MCC SBIC to become a Small Business Investment Company (“SBIC”) subsidiary. On July 2, 2013, the Company announced the receipt of a green light letter from the SBA inviting MCC SBIC to continue its application process to obtain a license to operate as an SBIC subsidiary. If approved, the license would provide the Company with an incremental source of attractive long-term capital through the use of SBA debentures. This would be the second SBIC license held by affiliates of Monroe Capital LLC. However, receipt of a green light letter from the SBA does not assure an applicant that the SBA will ultimately issue an SBIC license and the Company has received no assurance or indication from the SBA that MCC SBIC will receive an SBIC license, or of the timeframe in which MCC SBIC would receive a license, should one ultimately be granted.

Note 2.    Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”). The accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by US GAAP for annual financial statements. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications consisting solely of normal accruals that are necessary for the fair presentation of financial results as of and for the periods presented. These interim unaudited consolidated financial statements and related notes should be read in conjunction with the financial statements and related notes included in the Company’s annual report on Form 10-K for the year ended December 31, 2012.

Use of Estimates

The preparation of the consolidated financial statements in accordance with US GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 2.    Summary of Significant Accounting Policies (Continued)

contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation

As permitted under Regulation S-X and Accounting Standards Codification (“ASC”) Topic 946—Financial Services—Investment Companies, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s subsidiaries in its consolidated financial statements.

Fair Value of Financial Instruments

The Company applies fair value to substantially all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. See Note 4 to the consolidated financial statements for further discussion regarding the fair value measurements and hierarchy.

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash and cash equivalents, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. Fair value of the Company’s revolving credit facility is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available. The Company believes that the carrying value of its revolving credit facility approximates the fair value.

Revenue recognition

The Company’s revenue recognition policies are as follows:

Investments and related investment income: Interest and dividend income is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Interest and dividend income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Interest is accrued on a daily basis. All other income is recorded into income when earned. The Company records prepayment fees and amendment fees on loans as interest income. Dividend income is recorded as dividends when declared or at the point an obligation exists for the portfolio company to make a distribution. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is income or a return of capital.

The Company has investments in its portfolio that contain a payment-in-kind income provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. The Company stops accruing payment-in-kind income when it is determined that payment-in-kind income is no longer collectible. To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected the cash.

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 2.    Summary of Significant Accounting Policies (Continued)

In connection with the Company’s debt investments, the Company will sometimes receive warrants or other equity-related securities (“Warrants”). The Company determines the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants is treated as original issue discount (“OID”), and accreted into interest income based on the effective interest method over the life of the debt security.

The Company receives upfront loan origination or closing fees in connection with investments. Such upfront loan origination and closing fees are capitalized as unearned income offset against the investment cost basis on the consolidated statements of assets and liabilities and amortized as additional interest income over the life of the investment. Upfront loan origination and closing fees received for the three and nine months ended September 30, 2013 totaled $617 and $1,270, respectively. As of September 30, 2013 and December 31, 2012, unamortized discounts and origination fees on loan investments amounted to $2,289 and $1,658, respectively.

Investment transactions are recorded on a trade-date basis. Realized gains or losses on portfolio investments are calculated based upon the difference between the net proceeds from the disposition and the amortized cost basis of the investment, without regard to unrealized gains and losses previously recognized. Changes in the fair value of investments from the prior period, as determined by the Company’s board of directors (the “Board”) through the application of the Company’s valuation policy, are included as changes in unrealized appreciation or depreciation of investments in the consolidated statements of operations.

Non-accrual: Loans or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, are likely to remain current. During the three and nine months ended September 30, 2013, no loans were on non-accrual status.

Partial loan sales: The Company follows the guidance in ASC Topic 860—Transfers and Servicing (“ASC Topic 860”), when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s consolidated statements of assets and liabilities and the proceeds are recorded as a secured borrowing until the definition is met. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the accompanying consolidated statements of operations. See Note 6 “Secured Borrowings” for additional information.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the record date. The amount, if any, to be paid as a dividend, is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 2.    Summary of Significant Accounting Policies (Continued)

The determination of the tax attributes for the Company’s distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Ordinary dividend distributions from a RIC do not qualify for the preferential tax rate on qualified dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for dividends will generally include both ordinary income and capital gains but may also include qualified dividends or return of capital.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the Company’s stockholders who have not “opted out” of the DRIP at least three days prior to the dividend payment date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the Company’s common stock on a date determined by the Board. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. See Note 7 regarding dividend declarations and distributions.

Earnings per Share

In accordance with the provisions of ASC Topic 260—“Earnings per Share” (“ASC Topic 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. For the three and nine months ended September 30, 2013, there were no potentially dilutive common shares issued.

Segments

In accordance with ASC Topic 280—Segment Reporting, the Company has determined that it has a single reporting segment and operating unit structure.

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks and highly liquid investments with original maturity dates of three months or less. The Company deposits its cash in a financial institution and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits. The Company periodically evaluates the creditworthiness of this institution and has not experienced any losses on such deposits.

Deferred Financing Costs

Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of September 30, 2013 the Company had deferred financing costs of $1,605. These amounts are amortized over the estimated average life of the borrowings and included in interest expense in the consolidated statements of operations. Amortization expense for the three and nine months ended September 30, 2013 was $116 and $345, respectively.

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 2.    Summary of Significant Accounting Policies (Continued)

Income Taxes

The Company intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute to shareholders, for each taxable year, at least 90% of the Company’s “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. If the Company qualifies as a RIC and satisfies the annual distribution requirement, the Company will not have to pay corporate-level federal income taxes on any income that the Company distributes to its shareholders. The Company intends to make distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if the Company does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes. To the extent that the Company determines that its estimated current year annual taxable income may exceed estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three and nine months ended September 30, 2013 and 2012, no amount was recorded for U.S. federal excise tax.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material uncertain income tax positions through September 30, 2013. The 2012 tax year remains subject to examination by U.S. federal and state tax authorities.

Recent Accounting Pronouncements

In November 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210) (“ASU 2011-11”), containing new guidance that requires an entity to disclose information about offsetting and related arrangements to enable users of its consolidated financial statements to understand the effect of those arrangements on its financial position. This guidance is effective for annual and interim periods beginning on or after January 1, 2013. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company adopted ASU 2011-1 as of January 1, 2013 and adoption of this guidance did not have a material impact on the Company’s financial position or disclosures.

In June 2013, the FASB issued ASU 2013-08, Financial Services—Investment Companies (ASC Topic 946) (“ASU 2013-08”), which affects the scope, measurement and disclosure requirements for investment companies under U.S. GAAP. The amendments (i) change the approach to the investment company assessment in ASC Topic 946, clarify the characteristics of an investment company, and provide comprehensive guidance for assessing whether an entity is an investment company; (ii) require an investment company to measure noncontrolling ownership interests in other investment companies at fair value rather than the equity method of accounting; and (iii) require the following additional disclosures (a) the fact that the entity is an investment company and is applying

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 2.    Summary of Significant Accounting Policies (Continued)

the guidance in ASC Topic 946, (b) information about changes, if any, in an entity’s status as an investment company, and (c) information about financial support provided or contractually required to be provided by an investment company to any of its investees. This guidance is effective for interim and annual reporting periods beginning on or after December 15, 2013. The Company is currently assessing the impacts ASU 2013-08 will have on its consolidated financial statements.

Note 3.    Investments

The following table shows the composition of the investment portfolio, at amortized cost and fair value (with corresponding percentage of total portfolio investments):

	September 30, 2013		December 31, 2012
Amortized Cost:
Unitranche loans	$87,522	52.1%	$75,198	56.6%
Senior secured loans	58,270	34.7	45,560	34.4
Junior secured loans	21,749	13.0	11,563	8.7
Equity securities	362	0.2	271	0.3

Total	$167,903	100.0%	$132,592	100.0%

	September 30, 2013		December 31, 2012
Fair Value:
Unitranche loans	$88,915	52.5%	$75,487	56.9%
Senior secured loans	58,135	34.3	45,332	34.1
Junior secured loans	21,981	13.0	11,662	8.8
Equity securities	402	0.2	271	0.2

Total	$169,433	100.0%	$132,752	100.0%

The following table shows the composition of the investment portfolio by geographic region, at amortized cost and fair value (with corresponding percentage of total portfolio investments). The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business:

	September 30, 2013		December 31, 2012
Amortized Cost:
West	$65,705	39.1%	$59,572	44.9%
Southeast	39,389	23.5	22,002	16.6
Mid-Atlantic	24,028	14.3	17,593	13.3
Southwest	20,656	12.3	20,176	15.2
Midwest	12,257	7.3	10,294	7.8
Northeast	3,906	2.3	2,955	2.2
International	1,962	1.2	—	—

Total	$167,903	100.0%	$132,592	100.0%

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 3.    Investments (Continued)

	September 30, 2013		December 31, 2012
Fair Value:
West	$66,450	39.2%	$59,646	44.9%
Southeast	39,763	23.5	22,005	16.6
Mid-Atlantic	24,456	14.4	17,544	13.3
Southwest	20,540	12.1	20,294	15.2
Midwest	12,411	7.3	10,295	7.8
Northeast	3,863	2.3	2,968	2.2
International	1,950	1.2	—	—

Total	$169,433	100.0%	$132,752	100.0%

The following table shows the composition of the investment portfolio by industry, at amortized cost and fair value (with corresponding percentage of total portfolio investments):

	September 30, 2013		December 31, 2012
Amortized Cost:
Healthcare & Pharmaceuticals	$35,427	21.1%	$17,452	13.2%
Services: Business	16,259	9.7	4,000	3.0
Automotive	14,404	8.6	14,572	11.0
Media: Advertising, Printing & Publishing	14,375	8.5	14,292	10.8
Services: Consumer	14,265	8.5	14,937	11.2
Retail	11,497	6.8	6,633	5.0
Consumer Goods: Non-durable	9,574	5.7	7,794	5.9
High Tech Industries	9,524	5.7	9,137	6.9
Consumer Goods: Durable	8,513	5.1	6,864	5.2
Hotels, Gaming & Leisure	7,155	4.2	8,434	6.4
Banking, Finance, Insurance & Real Estate	6,683	4.0	5,968	4.5
Capital Equipment	4,589	2.7	7,867	5.9
Energy: Oil & Gas	4,460	2.7	3,463	2.6
Telecommunications	3,755	2.2	3,840	2.9
Beverage, Food & Tobacco	2,983	1.8	—	—
Containers, Packaging & Glass	1,962	1.2	2,925	2.2
Transportation: Cargo	1,482	0.9	—	—
Chemicals, Plastics and Rubber	996	0.6	4,414	3.3

Total	$167,903	100.0%	$132,592	100.0%

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 3.    Investments (Continued)

	September 30, 2013		December 31, 2012
Fair Value:
Healthcare & Pharmaceuticals	$35,796	21.1%	$17,407	13.1%
Services: Business	16,353	9.7	4,040	3.0
Media: Advertising, Printing & Publishing	14,620	8.6	14,273	10.8
Services: Consumer	14,482	8.5	14,937	11.2
Automotive	14,372	8.5	14,783	11.0
Retail	11,795	7.0	6,633	5.0
High Tech Industries	9,608	5.7	9,158	6.9
Consumer Goods: Non-durable	9,273	5.5	7,554	5.9
Consumer Goods: Durable	8,699	5.1	6,864	5.2
Hotels, Gaming & Leisure	7,348	4.3	8,434	6.4
Banking, Finance, Insurance & Real Estate	6,799	4.0	5,997	4.5
Energy: Oil & Gas	4,545	2.7	3,500	2.6
Capital Equipment	4,534	2.7	7,978	6.0
Telecommunications	3,755	2.2	3,840	2.9
Beverage, Food & Tobacco	2,994	1.8	—	—
Containers, Packaging & Glass	1,950	1.1	2,940	2.2
Transportation: Cargo	1,500	0.9	—	—
Chemicals, Plastics and Rubber	1,010	0.6	4,414	3.3

Total	$169,433	100.0%	$132,752	100.0%

Note 4.    Fair Value Measurements

Investments

The Company values all investments in accordance with ASC Topic 820. ASC Topic 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC Topic 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC Topic 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 4.    Fair Value Measurements (Continued)

•	Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

•

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

With respect to investments for which market quotations are not readily available, the Company’s Board undertakes a multi-step valuation process each quarter, as described below:

•

the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Company’s Advisor responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the investment committee of the Company;

•

the Board also engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of investments for which market quotations are not readily available. The Company will consult with independent valuation firm(s) relative to each portfolio company at least once in every calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment;

•

the audit committee of the Board reviews the preliminary valuations of the Advisor and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and

•

the Board discusses these valuations and determines the fair value of each investment in the portfolio in good faith, based on the input of the Advisor, the independent valuation firm(s) and the audit committee.

The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, assumptions utilized in the

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 4.    Fair Value Measurements (Continued)

valuation are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

The accompanying consolidated schedules of investments held by the Company consist primarily of private debt instruments (“Level 3 debt”). Management generally uses the yield approach to determine fair value, as long as it is appropriate. If there is deterioration in credit quality or a debt investment is in workout status, the Company may consider other factors in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The Company considers its Level 3 debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner; the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, the Company considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, the Company will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

Senior, unitranche and junior secured loans are collateralized by tangible and intangible assets of the borrowers. These investments include loans to entities that have some level of challenge in obtaining financing from other, more conventional institutions, such as a bank. Interest rates on these loans are either fixed or floating, and are based on current market conditions and credit ratings of the borrower. The current contractual interest rates on the loans range from 6.00% to 15.00% at September 30, 2013. The maturity dates on the loans outstanding at September 30, 2013 range between March 2014 and July 2021. Management evaluates the collectability of the loans on an ongoing basis based upon various factors including, but not limited to, the credit history of the borrower, its financial status and its available collateral.

Under the yield approach, the Company uses discounted cash flow models to determine the present value of the future cash flow streams of its debt investments, based on future interest and principal payments as set forth in the associated loan agreements. In determining fair value under the yield approach, the Company also considers the following factors: applicable market yields and leverage levels, credit quality, prepayment penalties, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. This evaluation will be updated quarterly for Level 3 debt instruments that are performing and are not performing, respectively, and more frequently for time periods where there are significant changes in the investor base or significant changes in the perceived value of the underlying collateral. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third-party valuation agents and other data as may be acquired and analyzed by the Company.

Under the market approach, the Company typically uses the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which the Company derives a single estimate of enterprise value. In estimating the enterprise value of a portfolio company, the Company analyzes various factors consistent with industry practice, including but not limited to original

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 4.    Fair Value Measurements (Continued)

transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Typically, the enterprise values of private companies are based on multiples of earnings before interest, income taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues, or in limited cases, book value.

Under the income approach, the Company prepares and analyzes discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. In determining the fair value under the income approach, the Company considers various factors including, but not limited to, the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

Secured Borrowings

The Company has elected the fair value option under ASC Topic 825—Financial Instruments (“ASC Topic 825”) relating to accounting for debt obligations at their fair value for its secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowings as a component of the net change in unrealized appreciation on investments and secured borrowings in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

Due to the absence of a liquid trading market for these secured borrowings, they are valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model. The discount rate considers projected performance of the related loan investment, applicable market yields and leverage levels, credit quality, prepayment penalties and comparable company analysis. The Company will consult with an independent valuation firm relative to the fair value of its secured borrowings at least once in every calendar year.

Fair Value Disclosures

The following table presents fair value measurements of investments, by major class, as of September 30, 2013, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Assets:
Unitranche loans	$—	$—	$88,915	$88,915
Senior secured loans	—	—	58,135	58,135
Junior secured loans	—	—	21,981	21,981
Equity securities	—	—	402	402

Total Assets	$—	$—	$169,433	$169,433

Secured borrowings	$—	$—	$8,649	$8,649

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 4.    Fair Value Measurements (Continued)

The following table presents fair value measurements of investments, by major class, as of December 31, 2012, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Assets:
Unitranche loans	$—	$—	$75,487	$75,487
Senior secured loans	—	—	45,332	45,332
Junior secured loans	—	—	11,662	11,662
Equity securities	—	—	271	271

Total Assets	$—	$—	$132,752	$132,752

Secured borrowings	$—	$—	$—	$—

The following tables provide a reconciliation of the beginning and ending balances for investments and secured borrowings that use Level 3 inputs for the three and nine months ended September 30, 2013:

	Investments in				Secured borrowings
	Unitranche loans	Senior secured loans	Junior secured loans	Equity securities
Balance as of June 30, 2013	$89,935	$39,002	$14,328	$399	$9,436
Net change in unrealized appreciation (depreciation) on investments	(529)	(118)	(94)	—	—
Net realized gains on investments	14	133	76	—	—
Purchases and other adjustments to cost (1)	365	38,562	10,671	3	—
Sales and repayments (2)	(870)	(19,444)	(3,000)	—	—
Net change in unrealized appreciation on secured borrowings	—	—	—	—	(71)
Proceeds from secured borrowings	—	—	—	—	—
Repayments on secured borrowings	—	—	—	—	(716)

Balance as of September 30, 2013	$88,915	$58,135	$21,981	$402	$8,649

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 4.    Fair Value Measurements (Continued)

	Investments in				Secured borrowings
	Unitranche loans	Senior secured loans	Junior secured loans	Equity securities
Balance as of December 31, 2012	$75,487	$45,332	$11,662	$271	$—
Net change in unrealized appreciation (depreciation) on investments	1,105	94	131	40	—
Net realized gains on investments	118	162	89	—	—
Purchases and other adjustments to cost (1)	19,199	40,056	13,637	131	—
Sales and repayments (2)	(6,994)	(27,509)	(3,538)	(40)	—
Net change in unrealized depreciation on secured borrowings	—	—	—	—	(50)
Proceeds from secured borrowings	—	—	—	—	10,000
Repayments on secured borrowings	—	—	—	—	(1,301)

Balance as of September 30, 2013	$88,915	$58,135	$21,981	$402	$8,649

(1)	Include purchases of new investments, effects of refinancing and restructurings, premium and discount accretion and amortization and PIK interest.
(2)	Represent net proceeds from investments sold and principal paydowns received.

The total change in unrealized appreciation (depreciation) included in the consolidated statements of operations within net change in unrealized appreciation (depreciation) on investments and secured borrowings for the three and nine months ended September 30, 2013 attributable to Level 3 investments still held at September 30, 2013 was $(556) and $1,441, respectively. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 as of the beginning of the period which the reclassifications occur. There were no transfers among Levels 1, 2 and 3 during the three and nine months ended September 30, 2013.

Net change in unrealized appreciation (depreciation) on investments at fair value for the three and nine months ended September 30, 2013 was $(741) and $1,369, respectively, included within net change in unrealized appreciation (depreciation) on investments and secured borrowings in the consolidated statements of operations. Net realized gain on investments at fair value for the three and nine months ended September 30, 2013 was $223 and $369, respectively. Net change in unrealized appreciation on secured borrowings for the three and nine months ended September 30, 2013 was $71 and $50, respectively, included within net change in unrealized appreciation (depreciation) on investments and secured borrowings in the consolidated statements of operations.

Significant Unobservable Inputs

ASC Topic 820 requires disclosure of quantitative information about the significant unobservable inputs used in the valuation of assets and liabilities classified as Level 3 within the fair value hierarchy. Disclosure of this

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 4.    Fair Value Measurements (Continued)

information is not required in circumstances where a valuation (unadjusted) is obtained from a third-party pricing service and the information regarding the unobservable inputs is not reasonably available to the Company and as such, the disclosures provided below exclude those investments valued in that manner. The tables below are not intended to be all-inclusive, but rather to provide information on significant unobservable inputs and valuation techniques used by the Company.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets and liabilities as of September 30, 2013 were as follows:

						Range
	Fair Value (1)	Valuation Technique	Unobservable Input	Mean		Minimum		Maximum
Assets:
Unitranche loans	$88,915	Market comparable companies	EBITD Amultiples	7.3	x	3.5	x	10.0	x
		Discounted cash flow	Market Yields	13.2%		8.3%		20.2%
Senior secured loans	$28,349	Market comparable companies	EBITDA multiples	7.4	x	5.9	x	10.5	x
		Discounted cash flow	Market Yields	11.1%		6.3%		20.8%
Equity securities	$402	Market comparable companies	EBITDA multiples	9.0	x	8.5	x	9.7	x
Liabilities:
Secured borrowings	$8,649	Discounted cash flow	Market Yields	4.8%		3.4%		6.6%

(1)	Excludes loans at fair value where a valuation (unadjusted) is obtained from a third-party pricing source.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2012 were as follows:

						Range
	Fair Value (1)	Valuation Technique	Unobservable Input	Mean		Minimum		Maximum
Unitranche loans	$69,460	Market comparable companies	EBITDA multiples	7.3	x	5.0	x	10.8	x
		Discounted cash flow	Market Yields	14.1%		10.8%		19.8%
Senior secured loans	$48,410	Market comparable companies	EBITDA multiples	7.0	x	4.0	x	10.5	x
		Discounted cash flow	Market Yields	8.9%		6.2%		19.0%
Equity securities	$271	Market comparable companies	EBITDA multiples	8.6	x	8.5	x	8.7	x

(1)	Excludes loans at fair value where a valuation (unadjusted) is obtained from a third-party pricing source.

The significant unobservable inputs used in the market approach of fair value measurement of our investments are the market multiples of EBITDA of the comparable guideline public companies. The independent valuation firm selects a population of public companies for each investment with similar operations and attributes of the portfolio company. Using these guideline public companies’ data, a range of multiples of enterprise value to EBITDA is calculated. The Company selects percentages from the range of multiples for purposes of

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 4.    Fair Value Measurements (Continued)

determining the portfolio company’s estimated enterprise value based on said multiple and generally the latest twelve months EBITDA of the portfolio company (or other meaningful measure). Significant increases (decreases) in the multiple will result in an increase (decrease) in enterprise value, resulting in an increase (decrease) in the fair value estimate of the investment.

The significant unobservable input used in the income approach of fair value measurement of our investments is the discount rate used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. Significant increases (decreases) in the discount rate would result in a decrease (increase) in the fair value estimate of the investment. Included in the consideration and selection of discount rates are the following factors: risk of default, rating of the investment and comparable investments, and call provisions.

Other Financial Assets and Liabilities

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash and cash equivalents, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. Fair value of the Company’s revolving credit facility is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if applicable. The Company believes that the carrying value of its revolving credit facility approximates fair value.

Note 5.    Transactions with Related Parties

The Company has entered into the Investment Advisory and Management Agreement with the Advisor, under which the Advisor, subject to the overall supervision of the Board, provides investment advisory services to the Company. The Company pays the Advisor a fee for its services under the Investment Advisory and Management Agreement consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate equal to 1.75% of invested assets (which includes assets purchased with borrowed amounts but does not include cash and cash equivalents). Base management fees for the three and nine months ended September 30, 2013 were $702 and $1,907, respectively.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2% (8% annualized) preferred return, or “hurdle,” and a “catch up” feature. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of preincentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. Therefore, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (1) 20% of the amount by which preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (2) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of preincentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. The second part of the

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 5.    Transactions with Related Parties (Continued)

incentive fee is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20% of realized capital gains, if any, on a cumulative basis from inception through the end of the year, computed net of all realized capital losses on a cumulative basis and unrealized depreciation, less the aggregate amount of any previously paid capital gain incentive fees.

Accrued incentive fees for the three and nine months ended September 30, 2013 were $37 and $842, respectively. Of the $37 and $842 in accrued incentive fees for the three and nine months ended September 30, 2013, $37 and $358 related to the second part of the incentive fee (based upon net realized and unrealized gains and losses), respectively. The Company accrues, but does not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate. If, on a cumulative basis, the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation) decreases during a period, the Company will reverse any excess capital gains incentive fee previously accrued such that the amount of capital gains incentive fee accrued is no more than 20% of the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation).

The Company will reimburse Monroe Capital Management Advisors, LLC, (“ MC Management”), under the Administration Agreement (subject to the review and approval of the Board) for its allocable portion of overhead and other expenses, including the costs of furnishing the Company with office facilities and equipment and providing clerical, bookkeeping, record-keeping and other administrative services at such facilities, and the Company’s allocable portion of the cost of the chief financial officer and chief compliance officer and their respective staffs. To the extent that MC Management outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis, without incremental profit to MC Management. Amounts payable to MC Management in any quarter through the quarter ending December 31, 2013 will not exceed the greater of (i) 0.375% of our average assets for such quarter and (ii) $375. For the three and nine months ended September 30, 2013, the Company incurred $601 and $1,635 in expenses under the Administration Agreement, respectively, of which $103 and $418, respectively, was related to MC Management overhead and salary allocation.

The Company has entered into a license agreement with Monroe Capital, LLC under which Monroe Capital, LLC has agreed to grant the Company a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in its business. Under this agreement, the Company will have a right to use the “Monroe Capital” name at no cost, subject to certain conditions, for so long as the Advisor or one of its affiliates remains its investment advisor. Other than with respect to this limited license, the Company has no legal right to the “Monroe Capital” name.

Note 6.    Borrowings

Revolving Credit Facility: As of September 30, 2013 and December 31, 2012, the Company had $53,500 and $55,000 outstanding, respectively, under its revolving credit facility with ING Capital LLC, as agent, to finance the purchase of the Company’s assets. On September 27, 2013, the maximum amount the Company is able to borrow under the revolving credit facility was increased from $65,000 to $95,000, pursuant to an accordion feature. The maximum borrowing under the revolving credit facility can be increased up to $100,000 pursuant to this accordion feature, subject to maintaining 200% asset coverage, as defined in the 1940 Act. The maturity date of the revolving credit facility will be the earliest to occur of (a) October 21, 2016, subject to extension as mutually agreed by the Company and ING Capital, LLC, as agent, (b) the termination of the facility in accordance with its terms or (c) any other date mutually agreed to by the Company and ING Capital, LLC, as agent.

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 6.    Borrowings (Continued)

The revolving credit facility is secured by a lien on all of the Company’s assets, including cash on hand. The Company’s ability to borrow under the credit facility is subject to availability under a defined borrowing base, which varies based on the Company’s portfolio characteristics and certain eligibility criteria and concentration limits, as well as required valuation methodologies. The Company may make draws under the revolving credit facility to make or purchase additional investments during the first three years (through October 2015) and for general working capital purposes until the maturity date of the revolving credit facility. Borrowings under the revolving credit facility bear interest, at the Company’s election, at an annual rate of LIBOR plus 3.75% or at a daily rate equal to 2.75% per annum plus the greater of the prime interest rate, the federal funds rate plus 0.5% or LIBOR plus 1.0%. In addition to the stated interest rate on borrowings under the revolving credit facility, the Company is required to pay a fee of 0.5% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is less than 50% of the then available maximum borrowing or a fee of 1.0% per annum on any unused portion of the revolving credit facility if the unused portion of the facility is greater than or equal to 50% of the then available maximum borrowing. The weighted average interest rate of the Company’s revolving credit facility borrowings (excluding debt issuance costs) for the three and nine months ended September 30, 2013 was 4.2% and 4.1%, respectively. The weighted average fee rate on the Company’s unused portion of the revolving credit facility for the three and nine months ended September 30, 2013 was 0.9% and 0.7%, respectively.

The Company’s ability to borrow under the revolving credit facility is subject to availability under the borrowing base, which permits the Company to borrow up to 70% of the fair market value of its portfolio company investments depending on the type of the investment the Company holds and whether the investment is quoted. The Company’s ability to borrow is also subject to certain concentration limits, and its continued compliance with the representations, warranties and covenants given by the Company under the facility. The revolving credit facility contains certain financial and restrictive covenants, including, but not limited to, the Company’s maintenance of: (1) a minimum consolidated net worth at least equal to the greater of (a) 55% of assets on the last day or each quarter or (b) 80% of the net proceeds to the Company from this offering plus 50% of the net proceeds of the sales of the Company’s securities after the effectiveness of the revolving credit facility; (2) a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of not less than 2.25 times; and (3) a ratio of earnings before interest and taxes to interest expense of at least 2.5 times. The credit facility also requires the Company to undertake customary indemnification obligations with respect to ING Capital, LLC and other members of the lending group and to reimburse the lenders for expenses associated with entering into the credit facility. The revolving credit facility also has customary provisions regarding events of default, including events of default for nonpayment, change in control transactions at both the Company and the Advisor, failure to comply with financial and negative covenants, and failure to maintain the Company’s relationship with the Advisor. If the Company incurs an event of default under the revolving credit facility and fails to remedy such default under any applicable grace period, if any, then the entire revolving credit facility could become immediately due and payable, which would materially and adversely affect the Company’s liquidity, financial condition, results of operations and cash flows.

Secured Borrowings: Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the accompanying consolidated statements of assets and liabilities and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated statements of assets and liabilities. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the accompanying consolidated statements of operations.

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 6.    Borrowings (Continued)

As of September 30, 2013, secured borrowings at fair value totaled $8,649 and the fair value of the loans that are associated with these secured borrowings was $23,462. These secured borrowings were the result of the Company’s completion of partial loan sales of three unitranche loan assets totaling $10,000 during the three months ended March 31, 2013, that did not met the definition of a “participating interest.” As a result, sale treatment was not allowed and these partial loan sales were treated as secured borrowings. No such partial loan sales occurred prior to January 1, 2013 or during the three months ended September 30, 2013. During the three and nine months ended September 30, 2013, repayments on secured borrowings totaled $716 and $1,301, respectively.

Note 7.    Dividends and Distributions

The Company’s dividends and distributions are recorded on the record date.

The following table summarizes dividends declared during the nine months ended September 30, 2013:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution		DRIP Shares Issued	DRIP Shares Value
March 6, 2013	March 19, 2013	March 28, 2013	$0.34	$1,955		14,290	$215
May 31, 2013	June 14, 2013	June 28, 2013	$0.34	$1,959		13,679	$202
August 30, 2013	September 13, 2013	September 27, 2013	$0.34	$3,402	(1)	—	—

Total dividends declared			$1.02	$7,316		27,969	$417

(1)	For this dividend payment, the Company instructed the DRIP plan administrator to make open market purchases rather than issuing new shares to satisfy the requirements of the DRIP. The DRIP plan administrator made open market purchases of 23,307 shares of common stock for $308 and no new shares were issued to satisfy the DRIP requirements for this dividend.

Note 8.    Commitments and Contingencies

Commitments: The Company had $1,336 in outstanding commitments to fund investments under an undrawn revolver as of September 30, 2013.

Indemnifications: In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these agreements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.

Concentration of credit and counterparty risk: Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. In the event that the counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 8.    Commitments and Contingencies (Continued)

Market risk: The Company’s investments and borrowings are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments and borrowings are traded.

Legal proceedings: In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company is not currently aware of any such proceedings or disposition that would have a material adverse effect on the Company’s consolidated financial statements.

Note 9.    Financial Highlights

The financial highlights for the Company are as follows:

Nine Months Ended September 30, 2013
Per share data::
Net asset value at beginning of period	$14.54
Net investment income (1)	0.80
Net gain on investments and secured borrowings (1)	0.26

Net increase in net assets from operations (1)	1.06
Stockholder dividends and distributions (2)	(1.02)
Effect of share issuance below NAV (3)	(0.57)

Net asset value at end of period (4)	$14.01

Net assets at end of period	$140,133
Shares outstanding at end of period	10,003,072
Per share market value at end of period	$12.99
Total return based on market value (5)	(6.01)%
Total return based on net asset value (6)	3.40%
Ratio/Supplemental data:
Ratio of net investment income to average net assets (7)	7.41%
Ratio of interest and other debt financing expenses to average net assets (7)	2.67%
Ratio of expenses (without incentive fees) to average net assets (7)	7.47%
Ratio of incentive fees to average net assets (8)	0.85%

Ratio of total expenses to average net assets (9)	8.32%

Average debt outstanding	$38,068
Average debt outstanding per share	$5.58
Portfolio turnover (8)	26.25%

(1)	Calculated using the weighted average shares outstanding during the period from January 1, 2013 to September 30, 2013.

Monroe Capital Corporation

Notes To Consolidated Financial Statements (unaudited)

(in thousands, except share and per share data)

Note 9.    Financial Highlights (Continued)

(2)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Company’s taxable earnings fall below the total amount of the Company’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Company’s stockholders. The tax character of distributions will be determined at the end of the fiscal year. However, if the character of such distributions were determined as of September 30, 2013, approximately $0.16 per share would have been characterized as a tax return of capital to the Company’s stockholders; this tax return of capital may differ from the return of capital calculated with reference to net investment income for financial reporting purposes.
(3)	Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.
(4)	Calculated using the shares outstanding at the end of the period.
(5)	Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.
(6)	Total investment return is calculated assuming a purchase of common shares at the current net asset value on the first day and a sale at the current net asset value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.
(7)	Ratios are annualized.
(8)	Ratios are not annualized.
(9)	All expenses other than incentive fees are annualized.

Note 10.    Subsequent Events

On November 11, 2013, the Board approved a share repurchase plan (“Plan”) under which up to $7.5 million of its outstanding common stock may be acquired in the open market at prices below its net asset value reported in its then most recently published consolidated financial statements. The Plan may be implemented over the next twelve months at the discretion of management.

The shares will be purchased from time to time at prevailing market prices, through open market or block transactions. The Company’s Board has authorized the repurchase plan because it believes that the Company’s common stock may be undervalued from time to time. There is no obligation of the Company to repurchase shares, and the Company may discontinue purchases at any time that management determines additional purchases are not warranted.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Monroe Capital Corporation

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Monroe Capital Corporation (the “Company”) as of December 31, 2012 and 2011, and the related statements of operations, changes in net assets and cash flows for the year ended December 31, 2012 and for the period February 9, 2011 (date of inception) to December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the custodian, loan agent or borrower. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Monroe Capital Corporation as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the year ended December 31, 2012 and for the period February 9, 2011 (date of inception) to December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As explained in Note 4, the financial statements include investments valued at approximately $132,752,000 (158.7% of net assets) as of December 31, 2012, whose fair values have been estimated by management in the absence of readily ascertainable fair values.

/s/ McGladrey LLP

Chicago, Illinois

March 8, 2013

Monroe Capital Corporation

Statements of Assets And Liabilities

(in thousands, except per share data)

	December 31, 2012	December 31, 2011
Assets
Investments, at fair value (cost of: $132,592 and $0, respectively)	$132,752	$—
Cash and cash equivalents	4,060	10
Deferred financing costs, net	1,750	—
Interest receivable	503	—
Other assets	166	—

Total assets	139,231	10

Liabilities
Revolving credit facility	55,000	—
Management fees payable	318	—
Incentive fees payable	6	—
Accounts payable and accrued expenses	222	—
Interest payable on credit facilities	51	—

Total liabilities	55,597	—

Net assets	$83,634	$10

Analysis of Net Assets
Common stock, $0.001 par value, 100,000 shares authorized, 5,750 and 0 shares issued and outstanding, respectively	$6	$—
Capital in excess of par value	84,633	10	(1)
Accumulated distributions in excess of net investment income	(1,165)	—
Accumulated net unrealized appreciation on investments	160	—

Total net assets	$83,634	$10

Net asset value per share	$14.54	$100.00

(1)	Value rounded to nearest thousand dollar; actual value of Common Stock equal to $0.10; actual value of capital in excess of par value equal to $9,999.90.

See accompanying notes to financial statements.

Monroe Capital Corporation

Statements of Operations

(in thousands, except per share data)

	For the year ended December 31, 2012 (1)	For the period from February 9, 2011 (date of inception) to December 31, 2011 (1)
Investment income:
Interest income	$1,706	$—

Total investment income	1,706	—

Operating expenses:
Interest and other debt financing expenses	305	—
Base management fee	318	—
Administrative service fee	133	—
Professional fees	76	—
General and administrative expenses	78	—
Incentive fees	6	—

Total expenses	916	—

Net investment income	790	—

Net gain on investments:
Net change in unrealized appreciation on investments	160	—

Net increase in net assets resulting from operations	$950	$—

Per common share data:
Net investment income per share—basic and diluted (2)	$0.15	$—

Net increase in net assets resulting from operations per share—basic and diluted (2)	$0.18	$—

Dividends and distributions declared per common share	$0.34	$—

Weighted average common stock outstanding—basic and diluted (2)	5,386	—

(1)	The Company had no substantive operating activities prior to October 24, 2012, the date of its initial public offering.

(2)	Net investment income per share, net increase in net assets resulting from operations per share and weighted average shares outstanding for the year ended December 31, 2012 are calculated for the period from October 24, 2012 to December 31, 2012.

See accompanying notes to financial statements.

Monroe Capital Corporation

Statements of Changes in Net Assets

(in thousands, except per share data)

	Common Stock
	Number of shares	Par value	Capital in excess of par value	Accumulated distributions in excess of net investment income	Accumulated net unrealized appreciation on investments	Total net assets
Balances at February 9, 2011 (date of inception)	—	$—	$—	$—	$—	$—
Issuance of shares of common stock	—	—	10	—	—	10

Balances at December 31, 2011	—	—	10	—	—	10
Issuance of shares of common stock, net of underwriting costs (1)	5,750	6	84,623	—	—	84,629
Stockholder distributions paid	—	—	—	(1,955)	—	(1,955)
Net increase in net assets resulting from operations	—	—	—	790	160	950

Balances at December 31, 2012	5,750	$6	$84,633	$(1,165)	$160	$83,634

(1)	On October 24, 2012, Monroe Capital Corporation priced its initial public offering, selling 5,000 shares of its common stock at a public offering price of $15.00 per share. On November 26, 2012, an additional 750 shares were issued at $15.00 per share upon exercise of the underwriters’ over-allotment option.

See accompanying notes to financial statements.

Monroe Capital Corporation

Statements of Cash Flows

(in thousands)

	For the year ended December 31, 2012 (1)	For the period from February 9, 2011 (date of inception) to December 31, 2011 (1)
Cash flows from operating activities:
Net increase in net assets resulting from operations	$950	$—
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net accretion of loan origination costs	(8)	—
Amortization of debt financing costs	86	—
Principal repayments received on debt securities	11,898	—
Purchase of investments	(144,482)	—
Net change in unrealized appreciation on investments	(160)	—
Changes in operating assets and liabilities:
Interest receivable	(503)	—
Other assets	(166)	—
Management fees payable	318	—
Incentive fees payable	6	—
Accounts payable and accrued expenses	222	—
Interest payable	51	—

Net cash used in operating activities	(131,788)	—

Cash flows from financing activities
Proceeds from issuance of shares of common stock, net of underwriting costs	84,629	10
Borrowings on debt	58,000	—
Repayments on debt	(3,000)	—
Payment of debt financing costs	(1,836)	—
Stockholder distributions paid	(1,955)	—

Net cash provided by financing activities	135,838	10

Net increase in cash and cash equivalents	4,050	10
Cash and cash equivalents, beginning of period	10	—

Cash and cash equivalents, end of period	$4,060	$10

Supplemental disclosure of cash flow information:
Cash interest paid during the period	$167	$—

(1)	The Company had no substantive operating activities prior to October 24, 2012, the date of its initial public offering.

See accompanying notes to financial statements.

Monroe Capital Corporation

Schedule of Investments

December 31, 2012

(in thousands)

Portfolio Company (a)	Industry	Spread Above Index (b)	Interest Rate	Maturity	Principal Amount	Cost	Fair Value (c)	% of Net Assets (d)
Senior Secured Loans
American Dental Partners, Inc.	Healthcare & Pharmaceuticals	L+5.75%	7.25%	2/9/2018	2,955	$2,955	$2,968	3.5%
ARC/CASCO Automotive Group, Inc. (Sequa)	Automotive	L+5.00%	6.25%	11/15/2018	3,000	2,970	2,985	3.6%
Fineline Technologies, Inc.	Consumer Goods: Non-Durable	L+6.75%	8.00%	5/6/2017	4,607	4,607	4,517	5.4%
FishNet Security, Inc.	High Tech Industries	L+6.50%	7.75%	11/30/2017	2,000	1,980	1,980	2.4%
Flow Polymers, Inc.	Chemicals, Plastics and Rubber	L+5.75%	7.25%	12/31/2016	4,414	4,414	4,414	5.3%
Hudson Products Holdings, Inc.	Capital Equipment	Prime + 4.75%	8.00%	6/7/2017	3,000	2,970	3,011	3.6%
National Veterinary Associates, Inc.	Services: Consumer	L+5.00%	6.25%	12/6/2017	2,000	1,980	1,980	2.4%
Northland Cable Television, Inc. and Affiliates	Telecommunications	L+6.00%	7.75%	12/30/2016	3,840	3,840	3,840	4.6%
Phillips & Temro Industries, Inc.	Automotive	L+5.75%	7.25%	2/9/2017	3,900	3,900	3,900	4.7%
PPT Management, LLC (ProPT)	Healthcare & Pharmaceuticals	L+7.00%	8.50%	10/31/2016	4,697	4,697	4,638	5.5%
Pre-Paid Legal Services, Inc.	Services: Consumer	L+6.00%	7.50%	12/30/2016	3,110	3,110	3,110	3.7%
Reliance Communications, LLC	High Tech Industries	L+7.00%	8.00%	12/18/2017	3,333	3,300	3,300	3.9%
Reliance Communications, LLC	High Tech Industries	L+11.50%	12.50%	12/18/2017	1,667	1,650	1,650	2.0%
Rocket Dog Brands, LLC (e)	Consumer Goods: Non-Durable	Prime + 5.50%	11.75%	3/25/2013	195	195	186	0.2%
Rocket Dog Brands, LLC (e)	Consumer Goods: Non-Durable	Prime + 5.50%	11.75%	3/25/2013	2,992	2,992	2,851	3.4%

Sub Total Senior Secured Loans					45,710	45,560	45,332	54.2%

Unitranche Loans
Collaborative Neuroscience Network, LLC (f)	Healthcare & Pharmaceuticals	L+10.00%	11.50%	12/27/2017	10,000	9,800	9,800	11.7%
Conisus, LLC	Media: Advertising, Printing & Publishing	L+7.25%	8.50%	12/27/2017	7,600	7,292	7,292	8.7%
Consolidated Glass Holdings, Inc.	Capital Equipment	L+10.50%	11.50%	4/17/2017	4,897	4,897	4,967	5.9%
Fabco Automotive Corp, LLC	Automotive	L+8.25%	9.25%	4/3/2017	7,781	7,701	7,898	9.4%
Forbes Media LLC	Media: Advertising, Printing & Publishing	L+10.25%	11.75%	7/31/2017	7,000	7,000	6,981	8.3%
FTJFundChoice, LLC	Banking, Finance, Insurance & Real Estate	L+10.75%	12.25%	7/17/2017	3,000	3,000	3,002	3.6%
LAI International, Inc.	Services: Business	L+9.25%	10.75%	2/27/2017	4,000	4,000	4,040	4.8%
Monte Nido Residential Center, LLC	Services: Consumer	L+9.00%	10.00%	12/21/2017	10,000	9,776	9,776	11.7%
MooreCo, Inc. (g)	Consumer Goods: Durable	L+13.50%	15.00%	12/27/2017	7,040	6,864	6,864	8.2%
Playtime, LLC (Revolver) (h)	Hotels, Gaming & Leisure	L+7.50%	9.00%	12/4/2017	400	392	392	0.5%
Playtime, LLC	Hotels, Gaming & Leisure	L+7.50%	9.00%	12/4/2017	8,000	7,842	7,842	9.4%

(Continued)

Monroe Capital Corporation

Schedule of Investments

December 31, 2012

(in thousands)

Portfolio Company (a)	Industry	Spread Above Index (b)	Interest Rate	Maturity	Principal Amount	Cost	Fair Value (c)	% of Net Assets (d)
TPP Acquisition, Inc.	Retail	L+9.00%	10.50%	12/17/2017	6,800	6,633	6,633	7.9%

Sub Total Unitranche Loans					76,519	75,198	75,487	90.3%

Junior Secured Loans
Confie Seguros Holdings II Co.	Banking, Finance, Insurance & Real Estate	L+9.00%	10.25%	5/8/2019	3,000	2,968	2,995	3.6%
John Henry Holdings, Inc.	Containers, Packaging & Glass	L+9.00%	10.25%	5/6/2019	3,000	2,925	2,940	3.5%
SumTotal Systems, LLC	High Tech Industries	L+9.00%	10.25%	5/16/2019	2,250	2,206	2,228	2.7%
The Petroleum Place, Inc	Energy: Oil & Gas	L+8.75%	10.00%	5/20/2019	3,500	3,463	3,500	4.2%

Sub Total Junior Secured Loans					11,750	11,563	11,663	13.9%

Equity Securities (i)
Monte Nido Residential Center, LLC—Class A Units Common Units (1,726 units)	Services: Consumer	—	—	—	—	71	71	0.1%
Playtime, LLC—Preferred Units (8,665 units)	Hotels, Gaming & Leisure	—	—	—	—	200	200	0.2%

Sub Total Equity Securities					—	271	271	0.3%

Total Investments						$132,592	$132,752	158.7%

(a)	All of our debt investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940.
(b)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR”) “L” or Prime “P” which reset daily, monthly, quarterly, or semiannually. For each we have provided the spread over LIBOR or Prime and the weighted average current contractual interest rate in effect at December 31, 2012. Certain investments are subject to a LIBOR or Prime interest rate floor.
(c)	Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by our board of directors as required by the Investment Company Act of 1940. (See Note 4 in the accompanying notes to the financial statements).
(d)	Percentages are based on net assets of $83,634 as of December 31, 2012.
(e)	Rocket Dog Brands, LLC interest rate consists of 8.75% in coupon interest and 3.0% in default interest.
(f)	Our investment in Collaborative Neuroscience Network, LLC includes warrants to purchase up to 1.67 Member Units, which has no cost basis and is currently deemed to have no value.
(g)	MooreCo, Inc interest rate consists of 12.50% in current cash interest and 2.5% in PIK interest.
(h)	Revolving credit facility with total commitment of $1,200.
(i)	All investments are less than 5% ownership of the class and ownership of the portfolio company.

See accompanying notes to financial statements.

Monroe Capital Corporation

Notes to Financial Statements

Note 1.    Organization and Principal Business

Monroe Capital Corporation (“Monroe Capital” or the “Company”) was formed in February 2011 to act as an externally-managed nondiversified, closed-end management investment company and has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. Monroe Capital’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through investment in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. Monroe Capital is managed by Monroe Capital BDC Advisors, LLC (the “Advisor”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. In addition, for U.S. federal income tax purposes, Monroe Capital has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Note 2.    Summary of Significant Accounting Policies

Use of Estimates:  The preparation of the financial statements in conformity with US GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Basis of Presentation:  The accompanying financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or US GAAP. The accompanying financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Articles 6 or 10 of Regulation S-X.

Cash and Cash Equivalents: Cash and cash equivalents include cash in banks and highly liquid investments with original maturity dates of three months or less. The Company deposits its cash in a financial institution and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits. The Company periodically evaluates the creditworthiness of this institution and has not experienced any losses on such deposits.

Fair Value of Financial Instruments:  The Company applies fair value to substantially all of its financial instruments in accordance with ASC Topic 820—Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. See Note 4 to the financial statements for further discussion regarding the fair value measurements and hierarchy.

Segments:  In accordance with ASC Topic 280—Segment Reporting, the Company has determined that it has a single reporting segment and operating unit structure.

Revenue recognition:  The Company’s revenue recognition policies are as follows:

Investments and related investment income. Interest and dividend income is recorded on the accrual basis to the extent that the Company expects to collect such amounts. Interest and dividend income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Interest is accrued on a daily basis. All other income is recorded into income when earned. The Company records prepayment fees and amendment fees on loans as interest income. Dividend income is recorded as dividends when declared or at

Monroe Capital Corporation

Notes to Financial Statements

Note 2.    Summary of Significant Accounting Policies (Continued)

the point an obligation exists for the portfolio company to make a distribution. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is income or a return of capital.

The Company has investments in its portfolio that contain a payment-in-kind income provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. The Company stops accruing payment-in-kind income when it is determined that payment-in-kind income is no longer collectible. To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected the cash.

In connection with the Company’s debt investments, the Company will sometimes receive warrants or other equity-related securities (“Warrants”). The Company determines the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants is treated as original issue discount (“OID”), and accreted into interest income based on the effective interest method over the life of the debt security.

The Company receives upfront loan origination or closing fees in connection with investments. Such upfront loan origination and closing fees are capitalized as unearned income offset against the investment cost basis on our statement of assets and liabilities and amortized as additional interest income over the life of the investment. Upfront loan origination and closing fees received for the year ended December 31, 2012 totaled $1,681.

Realized gains or losses on portfolio investments are calculated based upon the difference between the net proceeds from the disposition and the amortized cost basis of the investment, without regard to unrealized gains and losses previously recognized. Changes in the fair value of investments from the prior period, as determined by our board of directors (the “Board”) through the application of the Company’s valuation policy, are included as changes in unrealized appreciation or depreciation of investments in the statement of operations.

The Company follows the guidance in ASC 860, Transfers and Servicing, when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest should remain on the Company’s balance sheet and the proceeds recorded as a secured borrowing until the definition is met.

Non-accrual. Loans or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, are likely to remain current.

Dividends:  Dividends and distributions to common stockholders are recorded on the record date. The amount, if any, to be paid as a dividend or distribution, is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The determination of the tax attributes for the Company’s distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Ordinary dividend distributions from a RIC do not qualify for the preferential tax rate on qualified dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends

Monroe Capital Corporation

Notes to Financial Statements

Note 2.    Summary of Significant Accounting Policies (Continued)

from domestic corporations and qualified foreign corporations. The tax attributes for dividends will generally include both ordinary income and capital gains but may also include qualified dividends or return of capital.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the Company’s stockholders who have not “opted out” of the DRIP at least three days prior to the dividend payment date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the Company’s common stock on a date determined by the Board. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. See Note 10 to the financial statements regarding dividend declarations and distributions.

Offering Costs:  Offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s registration statement in connection with the public offering of the Company’s Shares. The Advisor paid all offering costs associated with the Company’s initial public offering without reimbursement from the Company.

Deferred Financing Costs:  Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of December 31, 2012 the Company had deferred financing costs of $1,750. These amounts are amortized and included in interest expense in the statement of operations over the estimated average life of the borrowings. Amortization expense for the period ended December 31, 2012 was $86.

Income Taxes:  The Company intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute to shareholders, for each taxable year, at least 90% of the Company’s “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. If the Company qualifies as a RIC and satisfies the annual distribution requirement, the Company will not have to pay corporate-level federal income taxes on any income that the Company distributes to its shareholders. The Company intends to make distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if the Company does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Recent Accounting Pronouncements:  In May 2011, the FASB issued Accounting Standards Update (“ASU”) 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”) (“ASU 2011-04”). ASU 2011-04 represents the converged guidance of the FASB and the International Accounting Standards Board (“IASB”) (collectively, the “Standards Boards”) on fair value measurement. The collective efforts of the Standards Boards and their staffs, reflected in ASU 2011-04, have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a

Monroe Capital Corporation

Notes to Financial Statements

Note 2.    Summary of Significant Accounting Policies (Continued)

consistent meaning of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values. The Standards Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The amendments to the FASB Codification in ASU 2011-04 are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. The Company adopted the amendments of ASU 2011-04 as of January 1, 2012. See Note 4 to the financial statements for the related disclosures. The adoption of ASU 2011-04 did not have a material impact on the Company’s financial statements.

In November 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210), containing new guidance that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. This guidance is effective for annual and interim periods beginning on or after January 1, 2013. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company’s effective date is January 1, 2013. The adoption of this guidance is not expected to have a material impact on the Company’s financial position.

Note 3.    Investments

The composition of our investments as of December 31, 2012, at amortized cost and fair value were as follows:

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Unitranche loans	$75,198	56.6%	$75,487	56.9%
Senior secured loans	45,560	34.4	45,332	34.2
Junior secured loans	11,563	8.7	11,662	8.7
Equity securities	271	0.3	271	0.2

Total	$132,592	100.0%	$132,752	100.0%

The following table shows the portfolio composition by geographic region at cost and fair value as a percentage of total investments in portfolio companies. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business:

Region	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
West	$59,572	44.9%	$59,646	44.9%
Southeast	22,002	16.6	22,005	16.6
Southwest	20,176	15.2	20,294	15.2
Mid-Atlantic	17,593	13.3	17,544	13.3
Midwest	10,294	7.8	10,295	7.8
Northeast	2,955	2.2	2,968	2.2

Total	$132,592	100.0%	$132,752	100.0%

Monroe Capital Corporation

Notes to Financial Statements

Note 3.    Investments (Continued)

The industry compositions our investments as of December 31, 2012, at amortized cost and fair value were as follows:

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Healthcare & Pharmaceuticals	$17,452	13.2%	$17,407	13.1%
Services: Consumer	14,937	11.2	14,937	11.2
Automotive	14,572	11.0	14,783	11.0
Media: Advertising, Printing & Publishing	14,292	10.8	14,273	10.8
High Tech Industries	9,137	6.9	9,158	6.9
Hotels, Gaming & Leisure	8,434	6.4	8,434	6.4
Capital Equipment	7,867	5.9	7,978	6.0
Consumer Goods: Non-durable	7,794	5.9	7,554	5.9
Consumer Goods: Durable	6,864	5.2	6,864	5.2
Retail	6,633	5.0	6,633	5.0
Banking, Finance, Insurance & Real Estate	5,968	4.5	5,997	4.5
Chemicals, Plastics and Rubber	4,414	3.3	4,414	3.3
Services: Business	4,000	3.0	4,040	3.0
Telecommunications	3,840	2.9	3,840	2.9
Energy: Oil & Gas	3,463	2.6	3,500	2.6
Containers, Packaging & Glass	2,925	2.2	2,940	2.2

Total	$132,592	100.0%	$132,752	100.0%

For the year ended December 31, 2012, the Company had one portfolio company investment that represented more than 10% of investment income. This investment represented approximately 14.8% of the investment income for the period.

Note 4.    Fair Value Measurements

Investments:  The Company values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Monroe Capital Corporation

Notes to Financial Statements

Note 4.    Fair Value Measurements (Continued)

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•	Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

•

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

With respect to investments for which market quotations are not readily available, the Company’s Board undertakes a multi-step valuation process each quarter, as described below:

•

the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Company’s Advisor responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the investment committee of the Company’s Advisor;

•

the Board also engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of our investments for which market quotations are not readily available. The Company will consult with independent valuation firm(s) relative to each portfolio company at least once in every calendar year, and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment;

•

the audit committee of the Board reviews the preliminary valuations of the Advisor and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and

•

the Board discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of the Advisor, the independent valuation firm(s) and the audit committee.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would

Monroe Capital Corporation

Notes to Financial Statements

Note 4.    Fair Value Measurements (Continued)

have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by Management in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, Management’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. Management uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

The accompanying schedule of investments held by Monroe Capital Corporation consists primarily of private debt instruments (“Level 3 debt”), with the intent to hold them until maturity given that there is no natural market for such securities. Management generally uses the yield approach to determine fair value, as long as it is appropriate.

If there is deterioration in credit quality or a debt investment is in workout status, Management may consider other factors in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. Management considers its Level 3 debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, Management considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, Management will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

Senior, unitranche and junior secured loans are collateralized by tangible and intangible assets of the borrowers. These investments include loans to entities that have some level of challenge in obtaining financing from other, more conventional institutions, such as a bank. Interest rates on these loans are either fixed or floating, and are based on current market conditions and credit ratings of the borrower. The interest rates on the loans range from 6.25% to 15.00% at December 31, 2012. The maturity dates on the loans outstanding at December 31, 2012 range between February 2013 and May 2019. Management evaluates the collectability of the loans on an ongoing basis based upon various factors including, but not limited to, the credit history of the borrower, its financial status and its available collateral.

Under the market approach, Management typically uses the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which Management derives a single estimate of enterprise value. In estimating the enterprise value of a portfolio company, Management analyzes various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading

Monroe Capital Corporation

Notes to Financial Statements

Note 4.    Fair Value Measurements (Continued)

and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Typically, the enterprise values of private companies are based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value.

Under the income approach, Management prepares and analyzes discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. In determining the fair value under the income approach, Management considers various factors including, but not limited to, the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

Under the yield approach, Management uses discounted cash flow models to determine the present value of the future cash flow streams of its debt investments, based on future interest and principal payments as set forth in the associated loan agreements. In determining fair value under the yield approach, Management also considers the following factors: applicable market yields and leverage levels, credit quality, prepayment penalties, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. This evaluation will be updated quarterly for Level 3 debt instruments that are performing and are not performing, respectively, and more frequently for time periods where there are significant changes in the investor base or significant changes in the perceived value of the underlying collateral. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third-party valuation agents and other data as may be acquired and analyzed by Management.

The following table presents fair value measurements of investments, by major class, as of December 31, 2012, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Unitranche loans	$—	$—	$75,487	$75,487
Senior secured loans	—	—	45,332	45,332
Junior secured loans	—	—	11,662	11,662
Equity securities	—	—	271	271

Total	$—	$—	$132,752	$132,752

Monroe Capital Corporation

Notes to Financial Statements

Note 4.    Fair Value Measurements (Continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2012:

	Unitranche loans	Senior secured loans	Junior secured loans	Equity securities	Total
Balance as of December 31, 2011	$—	$—	$—	$—	$—
Net change in unrealized appreciation (depreciation) on investments	289	(229)	100	—	160
Purchase of investments	83,808	45,960	14,443	271	144,482
Principal repayments of debt securities	(8,615)	(400)	(2,883)	—	(11,898)
Net accretion of loan origination costs	5	1	2	—	8

Balance as of December 31, 2012	$75,487	$45,332	$11,662	$271	$132,752

Purchases and other adjustments to cost include purchases of new investments, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales and redemptions represent net proceeds received from investments sold, and principal paydowns received, during the period.

The net change in unrealized gain on investments held as of December 31, 2012 is $160 and is included in net unrealized appreciation on investments in the Statement of Operations.

Significant Unobservable Inputs: The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2012 were as follows:

					Range
	Fair Value	Valuation Technique	Unobservable Input	Mean	Minimum	Maximum
Senior secured loans	$48,410	Market comparable companies	EBITDA multiples	7.0x	4.0x	10.5x

		Discounted cash flow	Market Yields	8.9%	6.2%	19.0%

Unitranche loans	$69,460	Market comparable companies	EBITDA multiples	7.3x	5.0x	10.8x

		Discounted cash flow	Market Yields	14.1%	10.8%	19.8%

Equity securities	$271	Market comparable companies	EBITDA multiples	8.6x	8.5x	8.7x

The remainder of our Level 3 investments are valued using indicative bid and ask prices provided by an independent third party pricing service.

The significant unobservable inputs used in the market approach of fair value measurement of our investments are the market multiples of earnings before income tax, depreciation and amortization (“EBITDA”) of the comparable guideline public companies. The independent valuation firm selects a population of public companies for each investment with similar operations and attributes of the subject company. Using these guideline public companies’ data, a range of multiples of enterprise value to EBITDA is calculated. The Company selects percentages from the range of multiples for purposes of determining the subject company’s estimated enterprise value based on said

Monroe Capital Corporation

Notes to Financial Statements

Note 4.    Fair Value Measurements (Continued)

multiple and generally the latest twelve months EBITDA of the subject company (or other meaningful measure). Significant increases or decreases in the multiple will result in an increase or decrease in enterprise value, resulting in an increase or decrease in the fair value estimate of the investment.

The significant unobservable input used in the income approach of fair value measurement of our investments is the discount rate used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. Significant increases or decreases in the discount rate would result in an decrease or increase in the fair value measurement. Included in the consideration and selection of discount rates are the following factors: risk of default, rating of the investment and comparable investments, and call provisions.

Other Financial Assets and Liabilities:  ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash and cash equivalents, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. Fair value of the Company’s revolving credit facility is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available. The Company believes that the carrying value of its revolving credit facility approximates the fair value.

Note 5.    Transactions with Related Parties

We have entered into the Investment Advisory Agreement with MC Advisors, under which MC Advisors, subject to the overall supervision of our board of directors, provides investment advisory services to us. We pay MC Advisors a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate equal to 1.75% of our invested assets (which includes assets purchased with borrowed amounts but does not include cash and cash equivalents). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2% (8% annualized) preferred return, or “hurdle,” and a “catch up” feature. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our preincentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. Therefore, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (1) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (2) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of the year, computed net of all realized capital losses on a cumulative basis and unrealized depreciation, less the aggregate amount of any previously paid capital gain incentive fees. The base management fee for the period was prorated for the period beginning October 24, 2012 and ending December 31, 2012. Prorated base management and incentive fees for the period ended December 31, 2012 were $318 and $6, respectively.

Monroe Capital Corporation

Notes to Financial Statements

Note 5.    Transactions with Related Parties (Continued)

We will reimburse MC Management under the Administration Agreement (subject to the review and approval of our board of directors) for our allocable portion of overhead and other expenses, including the costs of furnishing us with office facilities and equipment and providing clerical, bookkeeping, record-keeping and other administrative services at such facilities, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. To the extent that MC Management outsources any of its functions, we will pay the fees associated with such functions on a direct basis, without incremental profit to MC Management. Amounts payable to MC Management in any quarter through the quarter ending December 31, 2013 will not exceed the greater of (i) 0.375% of our average assets for such quarter and (ii) $375. The prorated expenses under the Administration Agreement for the period beginning October 24, 2012 and ending December 31, 2012 were $287. As of December 31, 2012, we had accrued reimbursable expenses to MC Management of $133 which are included in accounts payable and accrued expenses as of December 31, 2012.

We have entered into a license agreement with Monroe Capital under which Monroe Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Monroe Capital” for specified purposes in our business. Under this agreement, we will have a right to use the “Monroe Capital” name, subject to certain conditions, for so long as MC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Monroe Capital” name.

On October 24, 2012, we purchased our initial portfolio of loans for $67,505 from two funds managed by Monroe Capital, which was comprised of 16 loans that were either senior secured debt, junior secured debt or unitranche secured debt obligations of companies that we believe provided us with a sound foundation for our business. Our board of directors determined the purchase price for our initial portfolio based on the aggregate fair value of the assets in the initial portfolio and the disinterested members of our board of directors approved the transaction as being fair to us.

Note 6.    Credit Facility

We obtained the proceeds to complete the acquisition of our initial portfolio of loans through the use of the secured term loan portion of our credit facility with ING Capital, LLC, as agent, which we entered into on October 23, 2012. We repaid the secured term loan portion of our credit facility with the proceeds of our initial public offering on October 30, 2012. Our credit facility also includes a revolving loan currently equal to $65,000 and up to $100,000 pursuant to an accordion feature, subject to maintaining 200% asset coverage, as defined in the 1940 Act. As of December 31, 2012, we have borrowed $55,000 under our revolving credit facility with ING Capital LLC, as agent, to finance the purchase of our assets.

The credit facility is secured by a lien on all of our assets, including our initial portfolio of loans and all other assets, including cash on hand. Pursuant to the terms of the term loan portion of the credit facility, we used a portion of the net proceeds from our initial public offering to pay the outstanding principal of, and accrued and unpaid interest on, the term loan as well as pay the reasonable transaction costs incurred by us and ING Capital, LLC in establishing the full credit facility. Upon repayment of the term loan, the revolving loan portion of the credit facility became available to us for a period of four years, and we may make draws under the facility for the first three years of the loan to make or purchase additional investments or for general working capital purposes until the maturity date of the revolving loan portion of the credit facility. Our ability to borrow under the revolving loan portion of our credit facility is subject to availability under a defined borrowing base, which varies based on our portfolio characteristics and certain eligibility criteria and concentration limits, as well as required valuation methodologies. The term loan accrued interest at a daily rate equal to 2.75% plus the greater of the prime interest rate, the federal funds rate plus 0.5% or LIBOR plus 1.0% and matured and was repaid on

Monroe Capital Corporation

Notes to Financial Statements

Note 6.    Credit Facility (Continued)

October 30, 2012. The revolving loan bears interest, at our election, at an annual rate of LIBOR plus 3.75% or at a daily rate equal to 2.75% per annum plus the greater of the prime interest rate, the federal funds rate plus 0.5% or LIBOR plus 1.0%. The maturity date of the revolving loan credit facility will be the earliest to occur of (a) October 21, 2016, subject to extension as mutually agreed by us and ING Capital, LLC, as agent, (b) the termination of the facility in accordance with its terms or (c) any other date mutually agreed to by us and ING Capital, LLC, as agent. The weighted average interest rate of our borrowings as of December 31, 2012 was 4.0%.

In connection with our execution of the credit facility, we made certain customary representations, warranties and covenants. Our ability to borrow under the revolving loan portion of our credit facility is subject to availability under our borrowing base, which permits us to borrow up to 70% of the fair market value of our portfolio company investments depending on the type of the security we hold and whether the security is quoted. Our ability to borrow is also subject to certain concentration limits, and our continued compliance with the representations, warranties and covenants given by us under the facility. Our credit facility contains certain financial and restrictive covenants, including, but not limited to, the maintenance of: (1) a minimum consolidated net worth at least equal to the greater of (a) 55% of our assets on the last day or each quarter or (b) 80% of the net proceeds to us from this offering plus 50% of the net proceeds of the sales of our securities after the effectiveness of the revolving note; (2) a ratio of our total assets (less total liabilities other than indebtedness) to total indebtedness of not less than 2.25 times; and (3) a ratio of our earnings before interest and taxes to our interest expense of at least 2.5 times. The credit facility also requires us to undertake customary indemnification obligations with respect to ING Capital, LLC and other members of the lending group and to reimburse the lenders for expenses associated with entering into the credit facility. We have agreed to pay certain fees to ING Capital, LLC and other members of the lending group, including upfront commitment and arrangement fees and unused commitment fees. The credit facility also has customary provisions regarding events of default, including events of default for nonpayment, change in control transactions, failure to comply with our financial and negative covenants, and failure to maintain our relationship with our adviser, our chief executive officer or our chief investment officer. If we incur an event of default under our credit facility and fail to remedy such default under any applicable grace period, if any, then our entire facility could become immediately due and payable, which would materially and adversely affect our liquidity, financial condition, results of operations and cash flows.

Note 7.    Income Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements

Monroe Capital Corporation

Notes to Financial Statements

Note 7.    Income Taxes (Continued)

to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

December 31, 2012
Accumulated net investment income/(loss)	$—
Accumulated net realized gains (losses) on investments	$—
Capital in excess of par value	$83,474

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2012 was as follows:

December 31, 2012
Ordinary income	$790
Capital gains	—
Return of capital	1,165

Total	$1,955

For federal income tax purposes, as of December 31, 2012, the aggregate net unrealized appreciation for all securities is $160. The aggregate cost of securities for federal income tax purposes is $132,592.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was enacted, and the provisions with the Modernization Act are effective for the Company for the year ended December 31, 2012. The Modernization Act is the first major piece of legislation affecting RICs since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Note 8.    Directors Fees

The independent directors receive an annual fee of $20. They also receive $1 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each meeting. In addition, the chairman of the Audit Committee receives an annual fee of $15 and the chairman of each other committee receives an annual fee of $5 for their additional services in these capacities. In addition, we have purchased directors’ and officers’

Monroe Capital Corporation

Notes to Financial Statements

Note 8.    Directors Fees (Continued)

liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors’ fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons” of the Company (as such term is defined in the 1940 Act). For the year ended December 31, 2012 we paid $18 for directors’ fees expense. As of December 31, 2012, we had not issued any common stock to our directors as compensation for their services.

Note 9.    Common Stock

On October 24, 2012, the Company completed its IPO of 5,000,000 shares of common stock, priced at $15.00 per share, before underwriting discounts and commissions. Gross proceeds received from the IPO were $75,000.

On November 26, 2012, the Company’s underwriters exercised their over-allotment option of 750,000 shares of common stock, priced at $15.00 per share, before underwriting discounts and commissions. Gross proceeds received from the over-allotment option were $11,250.

Note 10.    Dividends and Distributions

On November 7, 2012, we declared a distribution of $0.34 per share payable on December 28, 2012, which includes a return of capital for tax purposes of approximately $0.20 per share. The Company’s dividend and distributions are recorded on the record date.

The following table summarizes dividends and distributions declared during the year ended December 31, 2012:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
November 7, 2012	December 14, 2012	December 28, 2012	$0.34	$1,955	3	$—

Total dividends and distributions declared			$0.34	$1,955	3	$—

Note 11.    Commitments and Contingencies

Commitments: The Company had outstanding commitments to fund investments totaling $3,200 under various undrawn revolvers as of December 31, 2012.

Indemnifications: In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these agreements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.

Concentration of credit and counterparty risk: Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. In the event that the counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Monroe Capital Corporation

Notes to Financial Statements

Note 11.    Commitments and Contingencies (Continued)

Market risk: The Company’s investments and borrows are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments and borrowings are traded.

Legal proceedings: In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any disposition will have a material adverse effect on the Company’s financial statements.

Note 12.    Earnings Per Share

In accordance with the provisions of FASB ASC 260, “Earnings per Share” (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of December 31, 2012, there were no potentially dilutive common shares issued.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the year ended December 31, 2012:

December 31, 2012
Basic and diluted
Net increase in net assets from operations	$950
Weighted average common shares outstanding	5,386,130
Earnings per common share-basic and diluted	$0.18

Monroe Capital Corporation

Notes to Financial Statements

Note 13.    Financial Highlights

The following is a schedule of financial highlights for the year ended December 31, 2012:

December 31, 2012
Per share data:
Initial public offering price per share (1)	$15.00
Net dilution to stockholders participating in public offering (1)	(0.28)

Pro forma net asset value at beginning of period (1)	14.72
Net investment income (2)	0.15
Net change in unrealized appreciation on investments (2)	0.03

Net increase in net assets from operations (2)	0.18
Stockholder dividends and distributions (3)	(0.34)
Other	(0.01)

Net asset value at end of period (4)	$14.54
Net assets at end of period	$83,634
Shares outstanding at end of period	5,750,103
Per share market value at end of period	$14.83
Total return based on market value (5)	1.15%
Total return based on net asset value (6)	1.10%
Ratio/Supplemental data:
Ratio of net investment income to average net assets (7)	5.00%
Ratio of expenses (without incentive fees) to average net assets (7)	5.76%
Ratio of incentive fees to average net assets (8)	0.01%
Ratio of credit facility related expenses to average net assets (7)	1.93%
Ratio of total expenses to average net assets (7)	5.80%
Average debt outstanding	$31,056
Average debt outstanding per share	$5.40
Portfolio turnover	11.88%

(1)	Calculated using the shares outstanding at the time of the initial public offering.
(2)	Calculated using the weighted average shares outstanding during the period from October 24, 2012 to December 31, 2012.
(3)	Includes a return of capital for tax purposes of approximately $0.20 per share for the year ended December 31, 2012. Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that the Company’s taxable earnings fall below the total amount of its distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Company’s stockholders. The tax character of distributions is determined at the end of the fiscal year.
(4)	Calculated using the shares outstanding at the end of the period.
(5)

Total investment return is calculated assuming a purchase of common shares at the initial public offering price on the first day and a sale at the current market value on the last day of the periods reported (October 24, 2012 to December 31, 2012). Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total

Monroe Capital Corporation

Notes to Financial Statements

Note 13.    Financial Highlights (Continued)

investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.
(6)	Total investment return is calculated assuming a purchase of common shares at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported (October 24, 2012 to December 31, 2012). Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.
(7)	Ratios are annualized.
(8)	Ratio is not annualized.

Note 14.    Subsequent Events

On March 6, 2013, the Company’s Board of Directors declared a quarterly distribution of $0.34 per share payable on March 28, 2013 to holders of record as of March 19, 2013.

$200,000,000

Monroe Capital Corporation

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

PROSPECTUS

                , 2013

MONROE CAPITAL CORPORATION

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1) Financial Statements

The following financial statements are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page
Unaudited Financial Statements:
Consolidated Statements of Assets and Liabilities as of September 30, 2013 (unaudited) and December 31, 2012	F-2
Consolidated Statements of Operations for the three and nine months ended September 30, 2013 and 2012 (unaudited)	F-3
Consolidated Statements of Changes in Net Assets for the nine months ended September 30, 2013 and 2012 (unaudited)	F-4
Consolidated Statements of Cash Flows for the nine months ended September 30, 2013 and 2012 (unaudited)	F-5
Consolidated Schedules of Investments as of September 30, 2013 (unaudited) and December 31, 2012	F-6
Notes to Consolidated Financial Statements (unaudited)	F-11

Audited Financial Statements:
Report of Independent Registered Public Accounting Firm	F-31

Statements of Assets and Liabilities as of December 31, 2012 and 2011	F-32
Statements of Operations for the year ended December 31, 2012 and for the period from February 9, 2011 (date of inception) to December 31, 2011	F-33
Statements of Changes in Net Assets for the year ended to December 31, 2012 and for the period from February 9, 2011 (date of inception) to December 31, 2011	F-34
Statements of Cash Flows for the year ended December 31, 2012 and for the period from February 9, 2011 (date of inception) to December 31, 2011	F-35
Schedule of Investments as of December 31, 2012	F-36
Notes to Financial Statements	F-38

(2) Exhibits

(a)(1)	Amended and Restated Articles of Incorporation of Monroe Capital Corporation (Incorporated by reference to Exhibit (a)(1) of the Registrant’s Pre-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 18, 2012)

(b)(1)	Bylaws of Monroe Capital Corporation (Incorporated by reference to Exhibit (b)(1) of the Registrant’s Pre-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 18, 2012)

(c)	Not applicable

(d)(1)	Form of Stock Certificate of Monroe Capital Corporation (Incorporated by reference to Exhibit (d) of the Registrant’s Pre-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 18, 2012)

(d)(2)	Form of Subscription Certificate(2)

(d)(3)	Form of Subscription Agent Agreement(2)

(d)(4)	Form of Warrant Agreement(2)

(d)(5)	Form of Certificate of Designations for Preferred Stock(2)

(d)(6)	Form of Indenture(2)

(d)(7)	Form of Note(2)

(e)	Dividend Reinvestment Plan (Incorporated by reference to Exhibit (e) of the Registrant’s Pre-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 18, 2012)

(f)	Not applicable

(g)	Investment Advisory and Management Agreement between Registrant and MC Advisors (Incorporated by reference to Exhibit (g) of the Registrant’s Pre-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 18, 2012)

(h)(1)	Form of Underwriting Agreement for equity securities(2)

(h)(2)	Form of Underwriting Agreement for debt securities(2)

(i)	Not applicable

(j)	Form of Custodian Agreement (Incorporated by reference to Exhibit (j) of the Registrant’s Pre-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 18, 2012)

(k)(1)	Administration Agreement between Registrant and MC Management (Incorporated by reference to Exhibit (k)(1) of the Registrant’s Pre-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 18, 2012)

(k)(2)	License Agreement between the Registrant and Monroe Capital LLC (Incorporated by reference to Exhibit (k)(2) of the Registrant’s Pre-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 18, 2012)

(k)(3)	Senior Secured Revolving Credit Agreement between the Registrant and the Lenders(1) (Incorporated by reference to Exhibit (k)(3) of the Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 25, 2012)

(k)(4)	Senior Secured Term Loan Credit Agreement between Registrant and the Lender(1) (Incorporated by reference to Exhibit (k)(4) of the Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-172601) filed October 25, 2012)

(l)	Opinion and Consent of Nelson Mullins Riley & Scarborough LLP(1)

(m)	Not applicable

(n)(1)	Consent of McGladrey LLP(4)

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)	Joint Code of Ethics of Registrant and MC Advisors (Incorporated by reference to Exhibit (q)(1) of the Registrant’s Pre-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 18, 2012)

(s)(1)	Statement of Eligibility of Trustee on Form T-1(3)

(s)(2)	Statement of Computation of Ratio of Earnings to Fixed Charges(2)

(1)	To be filed by pre-effective amendment.

(2)	To be filed by post-effective amendment.

(3)	To be filed separately pursuant to section 305(b)(2) of the Trust Indenture Act of 1939, as amended.

(4)	Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$25,760
FINRA filing fee		$(1)
Nasdaq Global Market listing fees		$(1)
Printing expenses		$(1)
Legal fees and expenses		$(1)
Accounting fees and expenses		$(1)
Miscellaneous		$(1)

Total		$(1)

(1)	These amounts are estimates.

All of the expenses set forth above will be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

None

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of our common stock as of September 30, 2013.

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	3

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of a final disposition of a proceeding.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of a final disposition of a proceeding. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Advisors and its and its affiliates’ officers, directors, members, managers, stockholders and employees are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of MC Advisors’ services under the Investment Advisory Agreement.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Management and its and its affiliates’ officers, directors, members, managers, stockholders and employees are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of MC Management’s services under the Administration Agreement or otherwise as our administrator.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor.

A description of any other business, profession, vocation or employment of a substantial nature in which MC Advisors, and each managing director, director or executive officer of MC Advisors, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the MC Advisors and its officers and directors is set forth in its Form ADV, as filed with the SEC (File No. 801-72323), and is incorporated herein by reference.

Item 32. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606;

(2)	the Transfer Agent, American Stock Transfer & Trust Company, LLC 59 Maiden Lane, Plaza Level, New York, New York 10038;

(3)	the Custodian, U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, Massachusetts 02110; and

(4)	Monroe Capital BDC Advisors, LLC, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

The Registrant hereby undertakes:

(1)	To suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	In the event that the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof; and further, if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, to file a post-effective amendment to set forth the terms of such offering;

(4) (a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)	that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)	(a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois, on the 13th day of December, 2013.

Monroe Capital Corporation

By:	/s/ Theodore L. Koenig
	Name:	Theodore L. Koenig
	Title:	Chairman and Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Theodore L. Koenig and Aaron D. Peck as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to this registration statement (including post-effective amendments, or any abbreviated registration statement and any amendments thereto filed pursuant to Rule 462(b) and otherwise), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as to all intents and purposes as either of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Theodore L. Koenig	Chairman, Chief Executive Officer and Director	December 13, 2013
Theodore L. Koenig	(Principal Executive Officer)

/s/ Aaron D. Peck Aaron D. Peck	Chief Financial Officer, Chief Investment Officer, Chief Compliance Officer and Director	December 13, 2013
(Principal Financial and Accounting Officer)

/s/ Thomas J. Allison	Director	December 13, 2013
Thomas J. Allison

/s/ Jeffrey A. Golman	Director	December 13, 2013
Jeffrey A. Golman

/s/ Jorde M. Nathan	Director	December 13, 2013
Jorde M. Nathan

/s/ Robert S. Rubin	Director	December 13, 2013
Robert S. Rubin

/s/ Jeffrey D. Steele	Director	December 13, 2013
Jeffrey D. Steele